As filed with the Securities and Exchange Commission on May 19, 1999

                                                        Registration  No.___
===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[   ] Pre-Effective Amendment No.            [   ] Post-Effective Amendment No.

                             ORBITEX GROUP OF FUNDS
               (Exact Name of Registrant as specified in Charter)

                                 410 Park Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                 (888) - ORBITEX
                        (Area Code and Telephone Number)


                               Mr. James L. Nelson
                             Orbitex Group of Funds
                                 410 Park Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)


                                   copies to:

                          Leonard B. Mackey, Jr., Esq.
                               Rogers & Wells LLP
                                 200 Park Avenue
                            New York, New York 10166

-------------------------------------------------------------------------------

It is proposed that this filing become effective on June 18, 1999 pursuant to Rule 488

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Orbitex Focus 30 Fund Class D shares of beneficial interest, no par value

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith.


===============================================================================

===============================================================================


                         FORM N-14 CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                Part A Item No. and Caption                             Prospectus/Proxy Statement Caption

Item 1.      Beginning of Registration Statement and         Cover Page; Cross Reference Sheet
             Outside Front Cover Page of Prospectus
Item 2.      Beginning and Outside Back Cover Page of        Table of Contents
             Prospectus
Item 3.      Synopsis Information and Risk Factors           Synopsis;   Risk  Factors;   Introduction;   Comparative
                                                             Investment Policies and Styles
Item 4.      Information About the Transaction               Synopsis;  Reasons  for the  Reorganization;  Procedures
                                                             for the Reorganization;  Certain Comparative Information
                                                             About Maryland funds and Delaware funds;  Required Vote;
                                                             Annex A (Reorganization  Agreement)
Item 5.      Information About the Registrant                Cover Page;  Synopsis;  Reasons for the  Reorganization;
                                                             Comparative  Investment Policies and Styles; The Orbitex
                                                             Group of Funds; Description of the Orbitex Focus 30 Fund
Item 6.      Information About the Company Being Acquired    Cover Page;  Synopsis;  Reasons for the  Reorganization;
                                                             Comparative  Investment  Policies  and  Styles;  Certain
                                                             Comparative   Information   About   Maryland  funds  and
                                                             Delaware  funds;  Recommendation  of the  ASM  Board  of
                                                             Directors
Item 7.      Voting Information                              Synopsis;  Reasons  for  the  Reorganization;   Required
                                                             Vote; Recommendation of the ASM Board of Directors
Item 8.      Interest of Certain Persons and Experts         Security Ownership of Certain Beneficial Owners
Item 9.      Additional Information Required for             Not Applicable
             Reoffering By Persons Deemed to be
             Underwriters

                Part B Item No. and Caption                  Statement of Additional Information Caption
                ---------------------------                  -------------------------------------------
Item 10.     Cover Page                                      Cover Page
Item 11.     Table of Contents                               Financial  Statements of the  Registrant and the Company
                                                             being     acquired, including the Statements of
                                                             Additional Information contained  therein,
                                                             are    incorporated herein by reference.
Item 12.      Additional Information About the Registrant    Financial Statements  of  the Registrant  and the
                                                             Company being acquired, including the  Statements  of
                                                             Additional Information contained  therein,
                                                             are    incorporated herein by reference.
Item 13.     Additional Information About the Company        Financial  Statements of the  Registrant and the Company
             Being Acquired                                  being  acquired,  including the Statements of Additional
                                                             Information contained  therein, are    incorporated
                                                             herein by reference.
Item 14.     Financial Statements                            Financial Statements  of  the Registrant  and the
                                                             Company  being  acquired, including the  Statements  of
                                                             Additional Information contained  therein, are incorporated herein by reference.
                Part C Item No. and Caption                  Other Information Caption
Item 15.     Indemnification                                 Indemnification:  Incorporated  by  reference  to part A
                                                             caption "Certain Comparative  Information About Maryland
                                                             funds and  Delaware  funds -- Liability  of  Directors in
                                                             Maryland and Trustees in Delaware"
Item 16.     Exhibits                                        Exhibits
Item 17.     Undertakings                                    Undertakings


                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022

                                                         May 28, 1999

Dear Stockholder:

         A special meeting of stockholders of ASM Index 30 Fund, Inc., a Maryland corporation ("ASM"), will be held at the principal executive offices of ASM at 410 Park Avenue, New York, New York 10022, on June 22, 1999, at 12:00 p.m. local time (the "Special Meeting"). Formal notice of the Special Meeting appears on the next page and is followed by the Proxy Statement/Prospectus.

         In the attached Proxy Statement/Prospectus, stockholders are being requested to consider and approve the proposed merger (the "Reorganization") of ASM with and into the ORBITEX Focus 30 Fund (the "New Orbitex Fund"), a separate, newly-created series of Orbitex Group of Funds, a business trust organized under the laws of the State of Delaware (the "Orbitex Group of Funds"), pursuant to an Agreement and Plan of Reorganization, dated as of April 26, 1999, by and between ASM and the Orbitex Group of Funds, whereby the New Orbitex Fund, as the surviving entity in the Reorganization, would succeed to and assume all of ASM's assets and liabilities. The New Orbitex Fund will generally have the same investment objectives and policies as ASM, except that the New Orbitex Fund will operate as an actively-managed fund. The value of each ASM stockholder's account with the New Orbitex Fund immediately after the Reorganization will be the same as the value of such stockholder's account with ASM immediately prior to the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization.

         Orbitex Management, Inc., a New York corporation ("Orbitex Management"), has served as the interim investment adviser to ASM since March 1, 1999, pursuant to an interim investment advisory agreement (the "Interim Orbitex Agreement") approved by the Board of Directors of ASM (the "Board"). The Board made this appointment after it terminated the engagement of Vector Index
Advisors, Inc. ("Vector") as ASM's investment adviser, following Vector's announcement that it was planning to file for protection under the U.S. bankruptcy laws. The Reorganization is designed to permit ASM to become part of the Orbitex Group of Funds, which Orbitex Management also serves as investment adviser. As part of the Orbitex Group of Funds, ASM would have the benefits of certain economies with respect to administrative expenses and of being marketed together with the other funds in the Orbitex Group of Funds.

         The Interim Orbitex Agreement terminates by law on July 1, 1999, unless earlier terminated upon 60 days' notice by either ASM or Orbitex Management. Orbitex Management has explicitly advised the Board that it will not continue as adviser to ASM if ASM's stockholders fail to approve the Reorganization. Orbitex Management has, however, agreed that if ASM's stockholders fail to approve the Reorganization by the requisite vote, it will continue to serve as interim investment adviser to ASM for a reasonable period of time until a replacement adviser is selected or until ASM is liquidated. The Board believes that in such a case the prospects of finding a replacement adviser would be minimal. Thus, a failure to approve the Reorganization by the requisite vote likely will result in the liquidation of ASM.

     After careful consideration, the Board has unanimously approved the Reorganization and recommends that you read the enclosed materials carefully and then vote "FOR" the Reorganization. It is important that you sign and return your proxy card because approval of the Reorganization requires a specific number of affirmative votes.
         You are cordially invited to attend the Special Meeting. If you do not expect to attend the Special Meeting, the Board requests that you vote by taking a moment to sign and return your proxy cards in the enclosed postage paid return envelope. You may also vote by telephone at 1-800-690-6903 or through the internet at www.proxyvote.com by following the simple instructions on the Proxy card provided. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

                                             Sincerely,

                                             W. Keith Schilit
                                             Acting Chairman of the Board
                                               of Directors

                                     PART A


                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022
                                 (800) 333-4276

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To be held on June 22, 1999
           -----------------------------------------------------------

         To the stockholders of ASM Index 30 Fund, Inc.:

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Special Meeting") of ASM Index 30 Fund, Inc., a Maryland corporation ("ASM"), will be held at the principal executive offices of ASM at 410 Park Avenue, New York, New York 10022 on June 22, 1999, at 12:00 p.m., local time, for the following purposes

I. To consider and approve a reorganization (the "Reorganization") in which ASM will be merged with and into the ORBITEX Focus 30 Fund (the "New Orbitex Fund"), a separate, newly-created series of Orbitex Group of Funds, a business trust organized under the laws of the State of Delaware (the "Orbitex Group of Funds"), pursuant to an Agreement and Plan of Reorganization, dated as of April 26, 1999 (the "Reorganization Agreement"), by and between the Orbitex Group of Funds and ASM, whereby the New Orbitex Fund, as the surviving entity in the Reorganization, will succeed to all of ASM's assets, in exchange for which each share of common stock, par value $0.001 per share, of ASM outstanding (the "ASM Common Stock") will represent one no par, Class D share of beneficial interest of the New Orbitex Fund and the New Orbitex Fund will assume all of ASM's liabilities.


II. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes. ASM's stockholders of record as of the close of business on April 9, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. On the Record Date, 1,259,834.863 shares of ASM common stock were issued and outstanding and entitled to vote.

         A copy of the Reorganization Agreement is attached as Appendix A to the
attached   Proxy   Statement/Prospectus   and   forms  a  part  of  such   Proxy
Statement/Prospectus.

         THE BOARD HAS UNANIMOUSLY APPROVED THE REORGANIZATION AS BEING IN THE BEST INTEREST OF ASM'S STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE REORGANIZATION.

         STOCKHOLDERS ARE ENCOURAGED TO VOTE PROMPTLY BY EXECUTING AND RETURNING IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY. STOCKHOLDERS MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS ON THE PROXY CARD PROVIDED. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO ASM AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                      BY THE ORDER OF THE BOARD OF DIRECTORS

                                      M. Fyzul Khan
May 28, 1999                          Secretary

                              ---------------------
                           PROXY STATEMENT/PROSPECTUS
                              ---------------------
                             ORBITEX GROUP OF FUNDS
                                 410 Park Avenue
                            New York, New York 10022
                                  (800)-ORBITEX

                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022
                                 (800) 333-4276
                              ---------------------

         This Proxy Statement/Prospectus, dated May 28, 1999, is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of ASM Index 30 Fund, Inc., a Maryland corporation ("ASM"), for use at a special meeting of the stockholders of ASM to be held in connection with the proposed merger (the "Reorganization") of ASM with and into the ORBITEX Focus 30 Fund (the "New Orbitex Fund"), a separate, newly created series of the Orbitex Group of Funds, a business trust organized under the laws of the State of Delaware (the "Orbitex Group of Funds"), at the principal executive offices of ASM at 410 Park Avenue, New York, New York 10022 on June 22, 1999, at 12:00 p.m., local time (including any adjournment or postponement thereof, the "Special Meeting"). It is expected that the Notice of Special Meeting of Stockholders, this Proxy Statement/Prospectus and the accompanying materials will first be mailed to stockholders on or about May 28, 1999.

         In the Reorganization:

o Each outstanding share of ASM's common stock (including fractional shares) will be converted into an equal number of shares (or fractions thereof) of the New Orbitex Fund;
o The New Orbitex Fund will generally have the same investment objectives and policies as ASM, except that the New Orbitex Fund will operate as an actively-managed fund, will be permitted to use options and futures contracts and will be authorized to invest up to 10% of its assets in the securities of companies that are not included in the Dow Jones Industrial Average but are included in the S&P 500 Stock Index; and
o Orbitex Management will continue as the investment adviser to the New Orbitex Fund.
         One or more representatives of PricewaterhouseCoopers LLP, independent accountants to ASM, are expected to be present at the special meeting of stockholders of ASM and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.
         ASM'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL DESCRIBED IN THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS.

         This Proxy Statement/Prospectus provides you with detailed information about the proposed Reorganization that a prospective investor ought to know before voting. We encourage you to read this entire document carefully and retain it for future reference. The Preliminary Prospectus of the Orbitex Group of Funds, as filed with the Securities and Exchange Commission (the "SEC") on April 23, 1999, forms part of this Proxy Statement/Prospectus and is attached hereto as Appendix B.

         The following documents are incorporated herein in their entirely by reference.

1. The Current Prospectus of ASM, dated April 23, 1999. Such Current Prospectus may be obtained without charge by writing to ASM Index 30 Fund, Inc., c/o Mutual Fund Services Co., Inc. ("MFS"), P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017, or by calling 1-800-445-2763.
2. The Annual Report of ASM for the fiscal year ended October 31, 1998. Such Annual Report may be obtained without charge by writing or calling MFS at the address or telephone number listed above.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                           TABLE OF CONTENTS

I.       SYNOPSIS.............................................................3
         A.       Questions and Answers About the Reorganization..............3
         B.       ASM.........................................................5
         C.       The New Orbitex Fund........................................5
         D.       The Orbitex Group of Funds..................................5
         E.       Orbitex Management..........................................6
         F.       The Reorganization..........................................6
         G.       The Special Meeting of Stockholders.........................7

II.      RISK FACTORS.........................................................8

III.     THE PROPOSAL: TO CONSIDER AND APPROVE THE PROPOSED REORGANIZATION AND
          THE REORGANIZATION AGREEMENT........................................9
         A.       Introduction................................................9
         B.       Reasons For The Reorganization..............................9
         C.       Procedures for the Reorganization...........................10
         D.       Orbitex Management..........................................11
         E.       Description of the New Orbitex Fund Agreement...............12
         F.       Comparative Investment Policies and Styles..................15
         G.       The Orbitex Group of Funds..................................16
         H.       Certain Comparative Information about Maryland funds
                    and Delaware funds........................................16
         I.       No Dissenters'Rights of Appraisal...........................19
         J.       Federal Income Tax Consequences.............................19
         K.       Accounting Consequences.....................................19
         L.       Expenses....................................................19
         M.       Required Vote...............................................19
         N.       Recommendation of the ASM Board of Directors................19

IV.      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS......................20

V.       OTHER MATTERS........................................................20

VI.      ADDITIONAL INFORMATION...............................................20

I.       SYNOPSIS

         The following summary is qualified in its entirety by the more detailed information contained in other parts of this Proxy Statement/Prospectus. We urge you to review this entire Proxy Statement/Prospectus.

A.       Questions and Answers About the Reorganization

Q:       What is the purpose of the Reorganization?

A:       The  principal  purpose  of the  reorganization  is to  permit  Orbitex
         Management to continue to serve as investment adviser. Orbitex Management replaced our previous investment adviser. Orbitex Management was selected by ASM's board of directors after a careful review of candidates for the position and is already serving as interim investment adviser to ASM pending completion of the Reorganization.

Q: Why doesn't ASM simply sign a new investment advisory agreement with Orbitex Management?

A: The corporate structure that will result from the Reorganization will be consistent with the way Orbitex Management serves its other existing mutual fund clients and, therefore, will allow Orbitex Management to serve the New Orbitex Fund more efficiently than if it were to continue serving ASM in its current form.

Q:       What are the benefits of the proposed Reorganization?

A:       We believe the reorganization should offer the following benefits:

o The Reorganization will ensure the continued services of our investment adviser (Orbitex Management), which has substantial resources and capabilities.

o Holders of Class D shares of beneficial interest in the New Orbitex Fund will have the benefit of exchange privileges with Class A shares of beneficial interest in the Orbitex Group of Funds.

o The New Orbitex Fund, as part of the Orbitex Group of Funds, will have the benefit of marketing and administrative resources significantly greater than those available to ASM in the past.

o Because the New Orbitex Fund's investment policies permit the use of options and futures contracts, it has the potential to deliver higher returns.

o While the expense ratio of managing the New Orbitex Fund in respect of the Class D shares is likely to be higher than ASM's has been, the overall expenses of managing the New Orbitex Fund can be spread over the several classes of securities, in addition to the Class D shares, that are to be issued by the New Orbitex Fund in the future.

Q:       What will happen if the Reorganization is not completed?

A: We believe that if the proposed Reorganization is not completed, it is likely that ASM will be forced to liquidate. ASM's interim investment advisory agreement with Orbitex Management provides that if the
         Reorganization is not approved by the requisite vote of ASM's stockholders, Orbitex Management will not be required to continue to provide investment advisory services to ASM beyond a reasonable transitional period required for ASM to retain another adviser or liquidate. ASM's board of directors believes that, in that situation, it is unlikely ASM would be able to retain another investment adviser and so the probable result would be a liquidation of ASM.

Q:       What are the detriments of the proposed Reorganization?

A:       We expect the Reorganization to have the following detriments:

o The expense ratio of the New Orbitex Fund in respect of the Class D shares is likely to be higher than ASM's has been.

o Because the New Orbitex Fund's investment policies permit the use of options and futures contracts, it will be subject to greater risk of loss.

o Because the New Orbitex Fund will not invest its assets solely in the securities of the companies that comprise the Dow Jones Industrial Average ("DJIA") and will not invest in the securities of the companies that comprise the DJIA in the same manner as ASM, the performance of the New Orbitex Fund will not track the performance of the DJIA as closely as the performance of ASM was intended to track the performance of the DJIA.

Q:       What will happen to the ASM shares in my account?

A: The ASM shares in your account (including fractional shares) will be converted into an identical number of shares (or fractions thereof) in the New Orbitex Fund. The net asset value per share will be the same immediately after the Reorganization as it was immediately before the Reorganization.

Q:       What do I need to do now?

A: Just vote your shares as soon as possible by mail by signing and returning the proxy card in the enclosed envelope, or by telephone at 1-800-690-6903 or through the internet at www.proxyvote.com by following the simple instructions on the proxy card, so that your shares can be voted at the special stockholders' meeting on June 22, 1999.

Q:       When do we expect the Reorganization to be completed?

A: We hope to complete the Reorganization as quickly as possible after the stockholder vote.

Q:       Who can help answer my questions?

A: If you have more questions about the Reorganization, you should contact:

         M. Fyzul Khan
         ASM Index 30 Fund, Inc.
         410 Park Avenue
         New York, New York 10022
         Telephone:     (212) 891-7900
         Fax:           (212) 891-7939

Q:       Can I change my vote after I have mailed my signed proxy card?

A: Yes. You can change your vote at any time before your proxy is voted at the special stockholders' meeting. You can do this in one of three ways. First, you can send a written notice stating that you revoke your proxy. Second, you can complete and submit a new proxy card, dated a later date than the first proxy card. Third, you can attend the meeting and vote in person. Your attendance at the meeting without voting will not, however, revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q:       What are the tax consequences of the Reorganization?

A: We have structured the Reorganization so that neither ASM nor our stockholders will recognize any gain or loss for federal income tax purposes in the Reorganization. The closing of the Reorganization is conditioned, among other things, on the delivery of the legal opinion of counsel to the Orbitex Group of Funds as to the tax consequences as to ASM and ASM's stockholders.

B.       ASM

         ASM is a Maryland corporation registered as an investment company under the Investment Company Act of 1940, as amended. ASM's investment objective is to achieve total return through a combination of capital appreciation and current income. ASM limits its investments to the common stocks of the 30 companies that make up the well-known Dow Jones Industrial Average (the "DJIA"), all of which are listed on the New York Stock Exchange. The stocks of these companies are widely known and represent major American corporations engaged in a variety of industries. ASM invests at least 95% of its assets in an equal number of shares of each of these 30 companies, without regard to the share prices of the individual stocks, with the goal of tracking the total return of the DJIA. The balance of any assets not invested in these companies is normally held in cash or cash equivalents. At April 26, 1999, ASM's net asset value was $27.2 million.

C.       The New Orbitex Fund

         The New Orbitex Fund was organized as a separate fund within the Orbitex Group of Funds. The number of Class D shares of beneficial interest of the New Orbitex Fund issued in the Reorganization will correspond to the number of shares of ASM Common Stock issued and outstanding under Maryland law immediately prior to the Reorganization. Class D shares will only be offered to the ASM stockholders. The Class D shares will be no-load and not subject to a sales or distribution ("Rule 12b-1") charge. The New Orbitex Fund will also offer Class A and Class B Shares.

         The New Orbitex Fund will continue to invest its assets in the 30 companies that comprise the DJIA. Orbitex Management, however, does not intend to invest in an equal number of shares of each such company. Instead, Orbitex Management intends to adjust the weighting of the New Orbitex Fund's investments among the 30 companies in an attempt to increase the return of the New Orbitex Fund by investing a greater portion of the New Orbitex Fund's assets in those companies in the DJIA that Orbitex Management believes will perform better than other companies in the DJIA and reducing the weighting of those companies that Orbitex Management believes will perform worse. Additionally, Orbitex Management is authorized to invest up to 10% of the New Orbitex Fund's assets in the securities of the companies that are not included in the DJIA but are included in the S&P 500 Stock Index in an attempt to increase the return of the New Orbitex Fund.

D.       The Orbitex Group of Funds

         The Orbitex Group of Funds, like ASM, is an open-end management investment company. The Orbitex Group of Funds was established pursuant to an Agreement and Declaration of Trust, as amended, dated December 31, 1996. Currently, the Orbitex Group of Funds consists of three funds, the Orbitex Strategic Natural Resources Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Growth Fund. Each fund is a separate investment portfolio and has its own investment objectives, programs, policies and restrictions. The Orbitex Strategic Natural Resources Fund seeks capital growth through a flexible policy of investing in securities of companies engaged in natural resource industries and industries supportive to natural resource industries. The Orbitex Info-Tech & Communications Fund seeks superior long-term capital growth through selective investment in communication, information and related technology companies. The Orbitex Growth Fund seeks long-term growth of capital through investment in securities of companies of all sizes that offer potential for growth. Additionally, each fund offers two classes of shares: Class A Shares which have an initial sales charge and Class B Shares which have a deferred sales charge. Class A Shares have a front end load, and purchasers thereof pay a charge of up to 5.75% of the purchase price. Purchases of Class A Shares of $1 million or more are not subject to any front load sales charge, but may be subject to a 1.0% contingent sales charge if redeemed within one year. Class A Shares of a fund are subject to a service and distribution fee pursuant to Rule 12b-1 at the rate of 0.40% of the average daily net assets of the fund. Although there is no front end load sales charge for purchasers of Class B shares, there is a contingent deferred sales charge on shares redeemed within six years of purchase ranging from 5% in the first year to 1% in the sixth year. After the sixth year, Class B Shares convert to Class A Shares. Class B Shares of a fund are subject to service and distribution fees pursuant to Rule 12b-1 at the rate of 1.0% of the average daily net assets of the fund.

         Each fund is managed by Orbitex Management, which directs the day-to-day operations of each fund. The Orbitex Group of Funds principal executive offices are at 410 Park Avenue, New York, New York 10022 and its telephone number is 1-888-ORBITEX.


E.       Orbitex Management

         Orbitex Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Orbitex Management is currently organized as a New York corporation. Orbitex Management is a wholly-owned subsidiary of Capital Management Ltd., a Bahamian corporation and an investment management firm. Mr. Thomas Bachmann is the controlling person of Capital Management Ltd. Orbitex Management is the parent corporation of ORBITEX Strategies, Inc., a Delaware corporation whose primary business is commodities, futures, foreign exchange and separate account management. Orbitex Management's principal executive offices are at 410 Park Avenue, New York, New York 10022. Orbitex Management is affiliated with Orbitex Management Ltd., a Bahamian corporation and investment adviser which provides investment services to individuals and institutions including Canadian unit trusts.

         Orbitex Management acts as adviser to the Orbitex Group of Funds. As of April 6, 1999, Orbitex Management, its subsidiary Orbitex Capital Strategies and its affiliate Orbitex Management Ltd. have had an aggregate of approximately $1.2 billion in investment company and other portfolio assets under management.



F.       The Reorganization

In the Reorganization:

o Each outstanding share of ASM's common stock (including fractional shares) will be converted into an equal number of Class D Shares (or fractions thereof) of the New Orbitex Fund.

o The New Orbitex Fund will generally have the same investment objectives and policies as ASM except that the New Orbitex Fund will operate as an actively-managed fund, will be permitted to use options and futures contracts and will be authorized to invest up to 10% of its assets in the securities of the companies that are not included in the DJIA but are included in the S&P 500 Stock Index.

o Orbitex Management will continue as the investment adviser to the New Orbitex Fund and will be entitled to an investment management fee at an annual rate equal to 0.75 of 1%.

o The New Orbitex Fund will, by operation of law, succeed to all of ASM's assets and all of its liabilities.

o ASM's existing board of directors will be replaced by the board of trustees of the Orbitex Group of Funds, none of whom is a member of ASM's board.

G.       The Special Meeting of Stockholders

Time, Place: ASM's special meeting of stockholders is scheduled to be held at 12:00 p.m., on June 22, 1999 at its principal  executive offices at 410 Park
                                        Avenue, New York, New York 10022.

Record Date:                            ASM's board of directors has fixed the
                                        close of business on April 9,  1999 as
                                        the  record  date  (the  "Record Date")
                                        for  the   determination  of  ASM's
                                        stockholders  entitled  to notice of
                                        and to vote at the  special  meeting of
                                        stockholders.  On the  Record  Date,
                                        1,259,834.863  shares  of ASM's  common
                                        stock  were  issued  and  outstanding
                                        and  entitled  to vote.  Each share is
                                        entitled to one vote and each
                                        fractional  share is entitled to a
                                        fractional vote.  All voting rights
                                        are non-cumulative.

Required Vote: The affirmative vote of the holders of a majority of ASM's outstanding shares of common stock is required to approve the Reorganization and the Reorganization Agreement. Broker non-votes and abstentions will have the same effect as votes against the Reorganization.
Quorum: The presence, in person or by proxy, at the special meeting of one-third of ASM's shares of common stock outstanding on the record date is required for a quorum. Shares represented by abstentions or broker non-votes are counted for quorum purposes.

Voting of Proxies:                      If the proxy card furnished with this
                                        Proxy  Statement/Prospectus is properly
                                        signed  and   returned,   or  if  you
                                        vote  your  proxy  by   telephone   at
                                        1-800-690-6903 or through the internet
                                        at  www.proxyvote.com by following the
                                        simple  instructions on the proxy card,
                                        it will be voted in accordance  with
                                        the  instructions on that proxy card.
                                        If no instructions  are specified,  the
                                        shares represented by the proxy card
                                        will be voted "FOR" the Reorganization.

Recommendation of ASM's
Board of Directors:                     ASM's  Board  of   Directors
                                        unanimously   recommends   a  vote
                                        "FOR"  the  Reorganization.

II.



RISK FACTORS

         As an actively-managed fund and as a fund that is permitted to invest up to 10% of its assets in securities of companies that are not included in the Dow Jones Industrial Average (the "DJIA")1 but are included in the S&P 500 Index (the "S&P 500")2, there will be an increased risk that the New Orbitex Fund's returns will deviate from the returns of the DJIA. For example, the New Orbitex Fund's returns may be worse than those of the DJIA if Orbitex Management's judgments and decisions regarding the relative weighting of the securities held of each of the 30 companies is incorrect. In addition, gains and losses on Derivatives Transactions depend on Orbitex Management's ability to correctly predict the direction of securities prices or other factors. Risks in the use of these derivatives include: (a) the risk that securities prices or other factors affecting the value of ASM's investments do not move in the directions being hedged against, in which case ASM will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (b) imperfect correlation between the prices of derivatives and the movements of the securities prices being hedged; (c) the possible absence of a liquid secondary market for any particular derivative at any time; (d) the potential loss if the counterpart to the transaction does not perform as promised; and (e) the possible need to defer closing out certain positions to avoid adverse tax consequences. In particular, the risk of loss from certain types of futures transactions is potentially unlimited.




1 "Dow Jones Industrial Average" and "DJIA" are the property of Dow Jones & Company, Inc. The New Orbitex Fund is neither affiliated with, nor endorsed by, Dow Jones & Company, Inc.

2 "S&P 500 Index" and "S&P 500" is a registered trademark of McGraw-Hill Co., Inc. The New Orbitex Fund is neither affiliated with, nor endorsed by, McGraw-Hill Co., Inc.

III. THE PROPOSAL: TO CONSIDER AND APPROVE THE PROPOSED REORGANIZATION AND THE REORGANIZATION AGREEMENT

A.       Introduction

         On March 9, 1999, the Board of Directors of ASM (the "Board") unanimously approved, and recommended that the ASM Stockholders approve, an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between ASM and the Orbitex Group of Funds substantially in the form attached hereto as Appendix A. The Reorganization Agreement provides, among other things, for the merger of ASM, a Maryland corporation, into the ORBITEX Focus 30 Fund (the "New Orbitex Fund"), a separate, newly-created series of the Orbitex Group of Funds, whereby the New Orbitex Fund will be the surviving entity. Each ASM Stockholder will receive for his or her shares of ASM Common Stock an equal number of no par value, Class D shares of beneficial interest of the New Orbitex Fund (each an "NOF Share" and together the "NOF Shares"). (See "Federal Income Tax Consequences" below). The mailing address and principal executive offices of the Orbitex Group of Funds are located at 410 Park Avenue, New York, New York 10022.

B.       Reasons For The Reorganization

         Orbitex Management serves as interim investment adviser to ASM. The principal business address of Orbitex Management is 410 Park Avenue, New York, New York 10022. Orbitex Management is also adviser to the Orbitex Group of Funds. The principal purpose of the Reorganization is to permit Orbitex Management to continue to serve as investment adviser. Orbitex Management replaced ASM's previous investment adviser. On December 23, 1998, at a meeting of the independent directors of the Board, the directors voted to notify ASM's former advisor, Vector Index Advisers, Inc. ("Vector"), of the termination of the management agreement, dated November 1, 1997, by and between ASM and Vector (the "Vector Agreement"), effective sixty days after delivery of such notice of termination, following Vector's announcement that it planned to seek protection under the U.S. bankruptcy laws. In seeking a replacement for Vector, the Board interviewed several potential replacement advisers, including Orbitex Management. Orbitex Management agreed to serve as interim investment adviser to ASM and to assume Vector's obligation to ASM under an expense reimbursement receivable if, among other things, the Board would agree to recommend the Reorganization to the ASM Stockholders for consideration and approval. In evaluating Orbitex Management and the Reorganization, the Board reviewed materials furnished, and considered representations made, by Orbitex Management regarding its philosophy of management, performance expectations and methods of operation insofar as they related to ASM, and its prior performance as investment  adviser  to  the  Orbitex  Group  of  Funds.  In  selecting  Orbitex
Management and recommending the Reorganization for approval by the ASM Stockholders, the Board, considering the best interests of the ASM Stockholders, took into account all such factors as they deemed relevant, but gave no greater weight to any of the following factors. Among such factors were the following: nature, quality and extent of the services furnished by Orbitex Management; the proposed advisory fee and cap; the advantages and possible disadvantages to ASM of having a manager which also serves as adviser to other series within a fund; the investment record of Orbitex Management; the proposed modification of ASM's investment policy to allow for the possible future use of options and futures strategies; the investment of up to 10% of the New Orbitex Fund's assets in the securities of the companies that are not included in the DJIA but are included in the S&P Stock Index; possible economies of scale resulting from an enhanced distribution network and the elimination of duplicative fixed overhead expenses; comparative data as to advisory fees; the risks assumed by Orbitex Management; possible benefits to Orbitex Management from serving as manager to ASM; the financial resources of Orbitex Management; and the importance of obtaining high quality professional services for ASM.

         Orbitex Management currently serves as interim adviser pursuant to a management agreement, dated February 26, 1999 and effective March 1, 1999, by and between ASM and Orbitex Management (the "Interim Orbitex Agreement"). The Board approved the Interim Orbitex Agreement on February 26, 1999. The Interim Orbitex Agreement is permitted pursuant to Rule 15a-4 under the Investment
Company Act of 1940, as amended (the "1940 Act"). Rule 15a-4 allows an investment adviser to be retained by a fund in the event that the agreement between the fund's former investment adviser and the fund has been terminated.

Under this rule, the newly-retained investment adviser to a fund is permitted to serve the fund under an investment advisory agreement that has not yet been approved by shareholders if (i) the agreement has been approved by the fund's governing board as specified in the 1940 Act, (ii) the compensation to be received by the investment adviser does not exceed the compensation paid to the former investment adviser and (iii) the agreement is approved by shareholders within the 120 day period following the termination of the prior agreement. The terms and conditions of the Interim Orbitex Agreement are substantially the same as those of the Vector Agreement; however, Orbitex has not continued Vector's voluntary agreement to limit ASM's expenses to 0.18% of the average daily net assets of ASM. Under the Interim Orbitex Agreement, Orbitex Management maintains a continuous investment program for ASM by making decisions and placing orders to buy, sell or hold particular securities. Orbitex Management also supervises all matters relating to the operation of ASM and obtains its corporate officers, clerical staff, office space, equipment and services. Under the Interim Management Agreement, Orbitex Management is entitled to receive a monthly fee at an annual rate of 0.08 of 1% of ASM's average daily net assets for services provided to ASM. In addition to the fee payable to Orbitex Management, ASM is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage and futures commissions; (iii) insurance premiums; (iv) compensation and expenses of directors other than those affiliated with Orbitex Management;
(v)  legal  and  audit  expenses;  (vi)  fees  and  expenses  of the  custodian, shareholder servicing agent and transfer agent; (vii) fees and expenses for registration or qualification of ASM and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholders' meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xi) such non-recurring expenses as may arise, including litigation affecting ASM and the legal obligations with respect to which ASM may have to indemnify its officers and directors.

         The Interim Orbitex Agreement terminates pursuant to the provisions of Rule 15a-4 discussed above on July 1, 1999, unless earlier terminated by either ASM or Orbitex Management upon 60 days' notice to the other party. Orbitex Management has explicitly advised the Board that it will not continue as adviser to ASM if the ASM Stockholders fail to approve the Reorganization. Orbitex Management has, however, agreed that if the ASM Stockholders fail to approve the Reorganization by the requisite vote, it will continue to serve as interim investment adviser to ASM for a reasonable period of time until a replacement adviser is selected or until ASM is liquidated. The Board believes that in such a case the prospects of finding a replacement adviser would be minimal. Thus, a failure to approve the Reorganization by the requisite vote will likely result in the liquidation of ASM.

C.       Procedures for the Reorganization

         In order to accomplish the Reorganization, the New Orbitex Fund was organized as a separate fund within the Orbitex Group of Funds. The number of NOF Shares corresponds to the number of shares of ASM Common Stock issued and outstanding on the Record Date under Maryland law. Prior to the proposed Reorganization, the New Orbitex Fund will have nominal assets and no liabilities. The obligations of each of ASM and the Orbitex Group of Funds to consummate the Reorganization are conditioned upon several customary conditions having been satisfied, including without limitation the approval of the Reorganization by the requisite number of ASM Stockholders and the effectiveness of the Orbitex Group of Fund's post-effective amendment to its registration statement under the Securities Act of 1933, as amended, relating to the New Orbitex Fund. At the effective time of the Reorganization as defined in the Reorganization Agreement (the "Effective Time"), ASM will be merged with and into the New Orbitex Fund, as a result of which the New Orbitex Fund, as the surviving entity in the Reorganization, will acquire and assume all of ASM's assets and liabilities. Each share of ASM Common Stock outstanding (including fractional shares) prior to the Reorganization will represent one NOF Share (or fraction thereof) after the Reorganization. The value of each ASM Stockholder's account with the New Orbitex Fund immediately after the Reorganization will be the same as the value of such ASM Stockholder's account with ASM immediately prior to the Reorganization.

         It will not be necessary for holders of certificates representing shares of ASM Common Stock to exchange their certificates for new certificates representing the NOF Shares following consummation of the Reorganization. New certificates will not be issued by ASM after the Reorganization to the ASM Stockholders unless specifically requested in writing. ASM Stockholders who have not been issued certificates and whose shares are held in an open account will automatically have those shares transferred to an open account of the New Orbitex Fund and designated as NOF Shares.

         At the Effective Time, an investment advisory agreement in the form attached hereto as Appendix C (the "New Orbitex Fund Agreement"), by and between the Orbitex Group of Funds and Orbitex Management, in respect of the New Orbitex Fund will become effective.

D.       Orbitex Management

         Orbitex Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Orbitex Management is currently organized as a New York corporation. Orbitex Management is a wholly-owned subsidiary of Capital Management Ltd., a Bahamian corporation and an investment management firm. Mr. Thomas Bachmann is the controlling person of Capital Management Ltd. Orbitex Management is the parent corporation of ORBITEX Strategies, Inc., a Delaware corporation whose primary business is commodities, futures, foreign exchange and separate account management. Orbitex Management's principal executive offices are at 410 Park Avenue, New York, New York 10022. Orbitex Management is affiliated with Orbitex Management Ltd., a Bahamian corporation and investment adviser which provides investment services to individuals and institutions including Canadian unit trusts.

         Orbitex Management acts as adviser to the Orbitex Group of Funds. As of April 6, 1999, Orbitex Management, its subsidiary ORBITEX Capital Strategies and its affiliate Orbitex Management Ltd. have an aggregate of approximately $1.2 billion in investment company and other portfolio assets under management.

         Set forth below is a list of the directors and principal executive officers of Orbitex Management, which indicates each business, profession, vocation or employment of a substantial nature in which each director or principal executive officer has been engaged for the past five years for his or her own account or in the capacity of director, officer, partner or trustee. All directors and officers have as their business address 410 Park Avenue, New York, New York 10022. Each director or principal executive of Orbitex Management that is an officer or trustee of the Orbitex Group of Funds is indicated by an asterisk next to his or her name.

       Name, Age and                                             Position with Orbitex Management and
       Business Address                               Age        Principal Occupation within the Past Five Years


       BASHAR N. AZZOUZ                                40        Chief   Trader   and   Portfolio    Manager.    Vice
                                                                 President,   Societe  Generale,  New  York  (Foreign
                                                                 Exchange)   (1995-1996);    Director,   Swiss   Bank
                                                                 Corporation,    New    York    (Foreign    Exchange)
                                                                 (1993-1995).

*      THOMAS T. BACHMANN                              52        Co-Chairman    of    the    Board    of    Directors
                                                                 (1996-present).  Chairman of the Board of  Directors
                                                                 of Orbitex Management, Ltd. (1986-present).

       OTTO J. FEBER                                   66        Director.  President  and  Vice  Chairman,  Altamira
                                                                 Management  Ltd.  (Investment   Management  Company)
                                                                 (1987-1997);   President  of  Felcom  Capital  Corp.
                                                                 (1985-present).

*      M. FYZUL KAHN                                   27        Legal  Counsel and Secretary  (March  1998-present);
                                                                 Corporate  Secretary  of  Orbitex  Group  of  Funds;
                                                                 Attorney  at CIBC  Oppenheimer  (investment  banking
                                                                 and  management)   (August   1997-March  1998);  law
                                                                 student   at  Widener   University   School  of  Law
                                                                 (September 1994-June 1997).

*      JAMES L. NELSON                                 49        Co-Chairman  of the Board of  Directors.  President,
                                                                 AVIC   Group    International    (Telecommunication)
                                                                 (1993-1995);   President,   Eaglescliff  Corporation
                                                                 (Consulting) (1987-present).

*      KIMBERLY S. RATZ                                38        Treasurer.   Chief  Financial   Officer,   America's
                                                                 Mortgage  Source  (Mortgage  banking)   (1996-1997);
                                                                 Vice  President and Retail  Finance  Manager,  Chase
                                                                 Manhattan Mortgage (Mortgage banking) (1984-96).


       Name, Age and                                             Position with Orbitex Management and
       Business Address                               Age        Principal Occupation within the Past Five Years



       RICHARD E. STIERWALT                            44        Chief  Executive  Officer,  President  and Director.
                                                                 Consultant,   Bisys  Management  Inc.  (Mutual  Fund
                                                                 Distributor)    (1996-1998);     President,    Bisys
                                                                 Management    Inc.    (Mutual   Fund    Distributor)
                                                                 (1995-1996);  Chairman and Chief Executive  Officer,
                                                                 Concord  Financial  Group (Mutual Fund  Distributor)
                                                                 (1987-1995).

       COURTNEY D. SMITH                               47        Executive  Vice   President  and  Chief   Investment
                                                                 Officer.      Senior     Vice-President,      BerSec
                                                                 International   (Broker/Dealer)   (1996);   Managing
                                                                 Director,  Daishin Securities Co., Ltd.  (Securities
                                                                 Representative Office) (1994-1996).


E.       Description of the New Orbitex Fund Agreement

         The New Orbitex Fund Agreement between the Orbitex Group of Funds and Orbitex Management in respect to the New Orbitex Fund is similar to the management agreement currently in place between the Orbitex Group of Funds and Orbitex Management in respect of each of the other funds in the Orbitex Group of Funds. The provisions of the New Orbitex Fund Agreement provide that Orbitex Management will render investment supervisory and corporate administrative services to the New Orbitex Fund, subject to the general supervision of the trustees of the Orbitex Group of Funds (the "Trustees") and the stated policies of the New Orbitex Fund. It will be the responsibility of Orbitex Management to perform, or supervise the performance of, services in connection with the New Orbitex Fund, including (i) the development of a continuing program for the management of the New Orbitex Fund's assets; (ii) the placement of buy, sell or exchange orders, or other trade in portfolio securities and other assets; (iii) the placement of orders and the negotiation of commissions for the execution of transactions in securities with or through broker-dealers, underwriters or issuers; (iv) the preparation and supervision of the preparation of shareholder reports and other shareholder communications; and (v) the assimilation and evaluation of business and financial information in connection with the exercise of its duties.

         As compensation for all services rendered, facilities provided and expenses paid or assumed by Orbitex Management under the New Orbitex Fund Agreement, Orbitex Management will be entitled to receive a management fee at an annual rate of 0.75 of 1%. In addition, Orbitex Management has agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the expense ratio of the New Orbitex Fund in respect of the Class D shares does not exceed 0.60 of 1% until January 1, 2000 and 0.75 of 1% until July 1, 2000. The Board believes the increase in the management fee from the fee currently being paid by ASM is justified due to the fact that at the Effective Time the New Orbitex Fund, while continuing primarily to focus its investments in the securities of the 30 companies that comprise the DJIA, will not function as an index fund as has ASM and will be authorized to invest up to 10% of its assets in the securities of the companies that are not included in the DJIA but are included in the S&P 500. Therefore, instead of the "passive" management involved in an index fund, the assets of the New Orbitex Fund will be actively managed by Orbitex Management. As a result, Orbitex Management will be required to determine which securities to buy or sell based on its research and analysis of the companies comprising the DJIA. In addition, Orbitex Management may in the future engage in options and futures hedging strategies for the New Orbitex Fund.

         The information set forth below shows what ASM's management and administrative fee, other expense and total operating expense ratios would have been for its most recent fiscal year if the proposed management fee payable to Orbitex Management had been in effect, based on ASM's assets as of April 26, 1999 of approximately $27.2 million.



                        12 MONTHS ENDED DECEMBER 31, 1998

                                     % OF AVERAGE DAILY NET
                                             ASSETS                      AMOUNT OF FEE                   % CHANGE


MANAGEMENT FEE
         Present Fee                          0.08%                       $ 25,319.0
         Proposed Fee                         0.75%                       $237,365.0
                                         ---------------                   ---------
         Difference                           0.67%                       $212,046.0                        837%

ADMINISTRATIVE FEE
         Present Fee                        N/A                           $25,000.00
         Proposed Fee                         0.10%                       $31,649.00
                                         ----------                        ---------
         Difference                         N/A                           $ 6,649.00                         27%





         The following table describes the fees and expenses that an ASM Stockholder may pay in connection with an investment in ASM today and in the New Orbitex Fund on a pro forma basis.



---------------------------------------------------------------- ------------------------ ----------------------------
Shareholder Fees                                                         ASM                   New Orbitex Fund
(Fees paid directly from your investment)                                Fund                  Class D Pro Forma
---------------------------------------------------------------- ------------------------ ----------------------------

Maximum  Sales Charge  (load) on Purchases  (as a percentage of          None                       None
offering price)
Sales Charge on Reinvested Dividends                                     None                       None
Redemption Fees                                                          None                       None
Exchange Fees                                                            None                       None






---------------------------------------------------------------- ------------------------- ---------------------------
Annual Operating Expenses                                                ASM                    New Orbitex Fund
(Expenses that are deducted from fund assets)                            Fund                  Class D Pro Forma
---------------------------------------------------------------- ------------------------- ---------------------------

Advisory Fee                                                             0.08%                       0.00%
Other Annual Expenses                                                    1.08%                       0.60%
---------------------                                                    -----                       -----
Total Fund Operating Expenses                                            1.16%3                      0.60%4

         The following example5 indicates both for the current expenses of ASM and the pro-forma expenses of the New Orbitex Fund, the direct and indirect expenses an investor could expect to incur in a one-year, three-year, five-year and ten-year period, respectively:

                                  One Year            Three Years             Five years              Ten Years
Current ASM:                       $118.0                $368.0                 $638.0                $1,409.0

Pro-Forma of the
New Orbitex Fund:                  $ 61.0                $192.0                 $335.0                $  750.0



         The New Orbitex Fund Agreement may be terminated at any time by either party thereto, without the payment of any penalty, upon 60 days' prior written notice to the other party; provided, that in the case of termination by the Orbitex Group of Funds, such action has been authorized (i) by resolution of the Orbitex Group of Funds' Board of Trustees, including the vote or written consent of Trustees of the Orbitex Group of Funds who are not parties to the New Orbitex Fund Agreement or interested persons of either party thereto, or (ii) by vote of a majority of the outstanding voting securities of the Orbitex Group of Funds.

         Securities held by the New Orbitex Fund may also be held by other funds for which Orbitex Management acts as a manager or adviser. Securities may be held by, or be appropriate investments for, the New Orbitex Fund as well as such other clients of Orbitex Management. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the New Orbitex Fund, or other funds for which Orbitex Management acts as manager or adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Orbitex Management during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         The advisory services of Orbitex Management to the New Orbitex Fund are not exclusive under the terms of the New Orbitex Fund Agreement and Orbitex Management is also free to, and does, render such services to others.

         Set forth below is a table  listing  the other funds for which  Orbitex
Management currently acts as investment adviser, together with certain information concerning the investment advisory fees paid by each such fund, all of which are funds within the Orbitex Group of Funds.
_________________
3 Prior to March 1, 1999, ASM's prior adviser voluntarily agreed to waive fees and reimbursement expenses so that the expense ratio would not exceed 0.18%.

4 Orbitex Management has agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the expense ratio of the New Orbitex Fund does not exceed 0.60 of 1% until January 1, 2000 and 0.75 of 1% until July 1, 2000.

5 This example is based on the same hypothetical factors used by other funds in their prospectuses: a $10,000 investment, 5% total return each year and no change in ASM's expense levels. This example is the same whether an ASM Stockholder sold his or her shares at the end of the period or kept them. This example is for comparison only since actual returns and expenses will be different.

                                                        Advisory Fee

                         -------------------------------------------------------

                                              Net Assets        Annualized Rate
                                              at April 6,       (percentage of
                                                  1999           average daily
    Fund                                     (in millions)       net assets)

    Orbitex Strategic Natural Resources Fund      $ 4.3               1.25%

    ----------------------------------------
    Orbitex Info-Tech & Communications Fund       $52.9               1.25%

    ----------------------------------------
    Orbitex Growth Fund                           $ 1.6               0.75%
    ----------------------------------------


         The description of the New Orbitex Fund Agreement is qualified in its entirety by reference to the New Orbitex Fund Agreement which is attached hereto as Appendix C.

F        Comparative Investment Policies and Styles

         ASM's current investment objective is to track the total return of the 30 companies that make up the DJIA, all of which are listed on the New York Stock Exchange. The stocks of these companies are widely known and represent major American corporations engaged in a variety of industries. ASM currently seeks to achieve its investment objectives by limiting its investments to the common stocks of these companies. ASM invests at least 95% of its assets in an equal number of shares of each of these 30 companies, without regard to the share prices of the individual stocks. The balance of any assets not invested in these companies is normally held in cash or cash equivalents.

         The New Orbitex Fund will have a different management style from the ASM Fund. Rather than continue to operate as an index-style fund as has ASM, the Board believes that it is in the best interests of the ASM Stockholders to employ the investment style of the New Orbitex Fund as an actively-managed fund. Accordingly, while the New Orbitex Fund will invest primarily all of its assets in the 30 companies that comprise the DJIA, Orbitex Management does not intend to invest in an equal number of shares of each such company. Instead, Orbitex Management intends to adjust the weighting of the New Orbitex Fund's investments among the 30 companies in an attempt to increase the return of the New Orbitex Fund by investing a greater portion of the New Orbitex Fund's assets in those companies in the DJIA that Orbitex Management believes will perform better than other companies in the DJIA and reducing the weighting of those companies that Orbitex Management believes will perform worse. Orbitex Management will also be authorized to invest up to 10% of the New Orbitex Fund's assets in the securities of the companies that are not included in the DJIA but are included in the S&P 500 Stock Index (the "S&P 500"). In addition, the Board believes that the New Orbitex Fund's assets may be invested more effectively if the New Orbitex Fund is permitted to use a portion of its assets to engage in option and futures transactions (collectively, "Derivative Transactions"). Orbitex Management will maintain a portion of the New Orbitex Fund's assets in cash to process transactions of beneficial owners and to pay expenses. In order to reduce the negative effect this uninvested cash would have on the New Orbitex Fund's performance, Orbitex Management may purchase or sell futures and options contracts. Such an investment strategy will enable the New Orbitex Fund's cash balance to produce a return similar to that of the underlying security or index on which the contract is based. Orbitex Management does not intend to engage in transactions in futures and options contracts for speculative purposes, but it may, to a limited extent, engage in such transactions for the purpose of offsetting investment risk. This is an investment strategy that Orbitex Management intends to use only upon the future receipt of approval by the Board of Trustees of the Orbitex Group of Funds expressly adopting this strategy.

         The Board believes that it is necessary to have the flexibility to purchase such options and futures contracts and engage in these strategies because such types of instruments and investment techniques may be deemed necessary for the New Orbitex Fund to achieve its investment objectives. By expanding the universe of instruments the New Orbitex Fund may at a future date purchase and the investment techniques in which the New Orbitex Fund may engage, Orbitex Management will be given the opportunity to adjust the New Orbitex Fund's portfolio from time to time in such manner as it then deems appropriate. This flexibility will enable the Board to adapt to changing market conditions.

         ASM's fundamental investment restrictions are virtually identical to those of the New Orbitex Fund except that ASM cannot purchase or sell futures or options contracts and the New Orbitex Fund may purchase or sell such contracts. While the New Orbitex Fund's fundamental investment restrictions do not prevent it from purchasing or selling futures or options contracts, Orbitex Management will not enter into such contracts unless the Board of Trustees of the Orbitex Group of Funds approves the use of such contracts.

         The text of ASM's investment restrictions and the New Orbitex Fund's investment restrictions are attached hereto as Appendix D.

G.       The Orbitex Group of Funds

         General. The Orbitex Group of Funds, like ASM, is an open-end management investment company. Its principal executive offices are at 410 Park Avenue, New York, New York 10022 and its telephone number is 1-888-ORBITEX. The Preliminary Prospectus of the Orbitex Group of Funds, as filed with the SEC on April 23, 1999 and attached hereto as Appendix B, forms part of this Proxy Statement/Prospectus in its entirety. The financial statements of the Orbitex Group of Funds for the period ended April 30, 1998 form part of this Proxy Statement/Prospectus from the Orbitex Group of Funds' annual report for the fiscal year ended April 30, 1998 and its semi-annual report for the period ended October 31, 1998, each attached hereto as Appendix E.

         The Orbitex Group of Funds was established pursuant to an Agreement and Declaration of Trust, dated December 31, 1996, as amended (the "Trust Instrument"). Currently, the Orbitex Group of Funds consists of three funds, the Orbitex Strategic Natural Resources Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Growth Fund. Each fund is a separate investment portfolio and has its own investment objectives, programs, policies and restrictions. The Orbitex Strategic Natural Resources Fund seeks capital growth through a flexible policy of investing in securities of companies engaged in natural resource industries and industries supportive to natural resource industries. The Orbitex Info-Tech & Communications Fund seeks superior long-term capital growth through selective investment in communication, information and related technology companies. The Orbitex Growth Fund seeks long-term growth of capital through investment in securities of companies of all sizes that offer potential for growth. Additionally, each fund offers two classes of shares: Class A Shares which have an initial sales charge and Class B Shares which have a deferred sales charge. Class A Shares have a front end load and purchasers thereof pay a charge of up to 5.75% of the purchase price. Purchases of Class A Shares of $1 million or more are not subject to any front load sales charge, but may be subject to a 1.0% contingent sales charge if redeemed within one year. Class A Shares of a fund are subject to a service and distribution fee pursuant to Rule 12b-1 at the rate of 0.40% of the average daily net assets of the fund. Although there is no front end load sales charge for purchasers of Class B shares, there is a contingent deferred sales charge on shares redeemed within six years of purchase ranging from 5% in the first year to 1% in the sixth year. After the sixth year, Class B Shares convert to Class A Shares. Class B Shares of a fund are subject to service and distribution fees pursuant to Rule 12b-1 at the rate of 1.0% of the average daily net assets of the fund.

         Each fund is managed by Orbitex Management, which directs the day-to-day operations of each fund. State Street Bank and Trust Company serves as administrator, custodian, accounting services agent, transfer agent and dividend dispensing agent for each fund.

H.       Certain Comparative Information about Maryland funds and Delaware funds

         Summary of the Trust Instrument and By-Laws. The New Orbitex Fund has been formed as one of several series established by the Orbitex Group of Funds pursuant to the Trust Instrument and under Delaware law. As such, the operations of the New Orbitex Fund will be governed by the Trust Instrument, the Orbitex Group of Funds' By-Laws (the "By-Laws") and applicable Delaware law, rather than by ASM's Articles of Incorporation, ASM's By-Laws and Maryland Law. The operations of the New Orbitex Fund will be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities law. The Trust Instrument and By-Laws will govern the New Orbitex Fund. In addition, the Orbitex Group of Funds' By-Laws require the affirmative vote of at least a majority of the Trustees to amend the provisions of the By-Laws.

         Trustees of the Orbitex Group of Funds. Subject to the provisions of the Trust Instrument, the operations of the New Orbitex Fund are supervised by the Trustees. The responsibilities, powers and fiduciary duties of the Trustees will be substantially the same as those of the directors of ASM. Under Maryland Law, a director of ASM may be removed with or without cause only by the affirmative vote of a majority of shares entitled to vote for the election of directors. The provisions of the Trust Instrument would permit the Board of Trustees to remove a Trustee with or without cause by action of two-thirds of the Trustees or by the vote of holders of shares of beneficial interest ("Beneficial Owners") of two-thirds of the shares of the Orbitex Group of Funds present, in person or represented by proxy, at a Special Meeting called for such purpose. The Trust Instrument also requires a vote of a majority of the Trustees or the vote of Beneficial Owners of a majority of the outstanding shares of the Orbitex Group of Funds to amend such removal provision. The incumbent Trustees of the Orbitex Group of Funds would remain as the Trustees of the Orbitex Group of Funds upon consummation of the Reorganization.

         Series of Delaware Trusts and Maryland Corporations. The Trust Instrument permits the Board of Trustees to create one or more series of the Orbitex Group of Funds and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. Each share of a series of a Delaware Trust, like each share of a series of a Maryland corporation, represents an equal proportionate interest with each other share in that series, none having priority or preference over another. The directors of ASM have substantially similar rights under ASM's Articles of Incorporation and Maryland law, except that they are required to specify a fixed number of shares authorized for issuance. Delaware law also provides that liabilities arising under a series shall only be enforceable against that series and not the entire business trust or any other series thereunder if (i) the trustees maintain separate and distinct records for each series, (ii) the trustees hold and account for the assets of each series separately from the other assets of the business trust or any series thereof,
(iii) if the trust instrument so provides and (iv) if the business trust's certificate of trust sets forth notice of such limited liability. As the Trust Instrument provides for such limited liability, the Orbitex Group of Funds' Certificates of Trust gives notice of such limited liability and the Trustees maintain separate records and assets for each series, any liability arising under one series would not affect the other series. Maryland law has no such provision.

         Delaware Trust Beneficial Owner Liability and Maryland Corporation Stockholder Liability. One area of difference between the two forms of organizations is the potential liability of Beneficial Owners and ASM Stockholders. Under Delaware law, Beneficial Owners generally are not personally liable for the obligations of a Delaware business trust, such as the Orbitex
Group of Funds. A Beneficial Owner is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations. Similar statutory or other authority, however, limiting Beneficial Owner liability does not exist in most other states. As a result, to the extent that the Orbitex Group of Funds or a Beneficial Owner thereof is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the Beneficial Owner to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of Beneficial Owner liability for acts or obligations of the Orbitex Group of Funds and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Orbitex Group of Funds or its Trustees and (ii) provides for indemnification out of the Orbitex Group of Funds' property for any Beneficial Owner held personally liable for the obligations of the Orbitex Group of Funds. Thus, the risk of a Beneficial Owner incurring financial loss beyond his or her investment because of Beneficial Owner liability is limited to circumstances in which (i) a court refuses to apply Delaware law, (ii) no contractual limitation of liability is in effect or (iii) the Orbitex Group of Funds is unable to meet its obligations to indemnify a Beneficial Owner. In light of Delaware law, the nature of the New Orbitex Fund's business and the nature of its assets, the Board believes that the risk of personal liability to a Beneficial Owner is extremely remote.

         Stockholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a stockholder may be liable to the extent that: (i) the dividends he or she receives exceed the amount which properly could have been paid under Maryland law, (ii) the consideration paid to him by the Maryland corporation for his or her stock was paid in violation of Maryland law or (iii) he or she otherwise receives any distribution, payment or release which exceeds the amount which he or she could properly receive under Maryland law.

         Liability of Directors in Maryland and Trustees in Delaware. Maryland law provides that in addition to any other liability imposed by law, the directors of a Maryland corporation may be liable to a Maryland corporation: (i) for voting or assenting to the declaration of any dividend or other distribution of assets to stockholders which is contrary to Maryland law, (ii) for voting or assenting to certain distributions of assets to stockholders during liquidation of the corporation, and (iii) for voting or assenting to a repurchase of the shares of a Maryland corporation in violation of Maryland law. In the event of any litigation against the directors or officers of ASM, Maryland law permits ASM to indemnify a director or officer for certain expenses and to advance money for such expenses only if he or she demonstrates that he or she acted in good faith and reasonably believed that his or her conduct was in the best interest of ASM. In addition, ASM's Articles of Incorporation limit the personal liability of directors and officers to the corporation and its stockholders for monetary damages, except to the extent that a judgment or other final adjudication adverse to the director or officer is entered in a proceeding based on a finding in the proceeding that the director's or officer's action, or failure to act, was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Under Delaware law, a trustee of a business trust, while acting in such capacity, is not personally liable to any person other than the business trust and beneficial owners for any act, omission or obligation of the business trust or any trustee thereof. In addition, to protect the Trustees against such liability, the Trust Instrument provides that the Trustees will not be liable to any person in connection with the assets or affairs of the Orbitex Group of Funds and that a Trustee will not be liable for any errors of judgment or mistakes of fact or law; but nothing in the Trust Instrument protects a trustee against any liability to the Orbitex Group of Funds or its Beneficial Owners to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Voting Rights of Maryland Corporation Stockholders and Delaware Beneficial Owners. Neither Maryland corporations nor Delaware business trusts are required to hold annual meetings. ASM's By-laws, however, require ASM to hold an annual meeting of stockholders in every year in which the 1940 Act requires stockholders to elect directors, approve an investment advisory agreement, ratify the selection of an independent public accountant or approve a distribution agreement. Maryland law and the Articles of Incorporation and By-laws of ASM provide that a special meeting of stockholders may be called by
(i) the Chairman of the Board, (ii) the President of ASM, (iii) a majority of the Board's directors, (iv) for matters not substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding twelve months, the holders of shares representing at least 25% of the shares entitled to vote at such meeting and (v) for matters substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding twelve months, the holders of shares representing at least 50% of the shares entitled to vote at such meeting. The Trust Instrument provides that Trustees may call special meetings of Beneficial Owners from time to time for any purpose as may be prescribed by Delaware law, the Trust Instrument or the Orbitex Group of Funds' By-laws. The Trust Instrument, however, does not grant Beneficial Owners the right to call such special meetings.

         The Trust Instrument provides that the Beneficial Owners have the power to vote only with respect to (i) the election or removal of Trustees as provided therein, (ii) the approval or termination of investment advisory agreements or distribution contracts, (iii) the termination or reorganization of the Orbitex Group of Funds or any series of the Orbitex Group of Funds, (iv) with respect to amendments of the Trust Instrument, to the extent the amendment adversely affect the rights of the Beneficial Owners, and (v) with respect to such additional matters as may be required by law, the Trust Instrument, By-Laws or as the Trustees may consider necessary or desirable. ASM's Articles of Incorporation and Maryland law generally give stockholders substantially similar voting rights. The Trust Instrument requires 30% of the Beneficial Owners of shares entitled to vote to establish a quorum for the transaction of business at a meeting of Beneficial Owners. The ASM Articles of Incorporation requires one-third of the holders of shares present, in person or by proxy, at the meeting to constitute a quorum.

         The Trust Instrument provides that Beneficial Owners of each series also have the power to vote on any matter required to be submitted to the Beneficial Owners by the 1940 Act, Delaware law or otherwise. Under the Trust Instrument, any matter affecting a particular series will not be considered approved unless approved by the required vote of the Beneficial Owners of that series, and, to the extent permitted by the 1940 Act, only Beneficial Owners of the affected series are entitled to vote on matters concerning that series. Subject to the foregoing, Beneficial Owners are not required to vote separately on the selection of independent accountants, the election of trustees or any submission with respect to a contract with a principal underwriter or distributor.

         Right of Inspection. Maryland law provides that persons who have been stockholders of record for six months or more and who own at least five percent of the shares of ASM may inspect the books of account and stock ledger of ASM. The New Orbitex Fund's Beneficial Owners have the same rights to inspect the records, accounts and books of the New Orbitex Fund as are permitted stockholders of a Delaware business corporation. Currently, each stockholder of a Delaware business corporation is permitted to inspect the records, accounts and books of a business corporation for any legitimate business purposes.

         The foregoing is only a summary of certain of the differences between ASM, its Articles of Incorporation and By-laws and Maryland law and the Orbitex Group of Funds, the Trust Instrument, the By-Laws and Delaware Law. It is not a complete list of differences. ASM Stockholders should refer to the provisions of such Articles of Incorporation, By-laws and Maryland law and the Trust Instrument, By-laws and Delaware Law directly for a more thorough comparison. ASM Stockholders on the Record Date may obtain copies of the organizational documents of ASM by calling the telephone number set forth on the first page of this Proxy.

I.       No Dissenters' Rights of Appraisal

         Maryland law does not entitle the ASM Stockholders to appraisal rights (i.e., to demand and receive fair value of their stock) in the event of a merger involving the stock of an open-end investment company registered with the SEC, such as the Orbitex Group of Funds. Consequently, the ASM Stockholders will be bound by the terms of the Reorganization Agreement if approved at the Special Meeting. Any of the ASM Stockholders, however, may redeem his or her shares at net asset value prior to the closing date of the Reorganization.

J.       Federal Income Tax Consequences

         It is anticipated that the transactions contemplated by the Reorganization Agreement will be tax-free. Consummation of the Reorganization is subject to receipt of an opinion of Rogers & Wells LLP, counsel to the Orbitex Group of Funds, that, under Section 368(a) of the Internal Revenue Code of 1986, as amended, the merger of ASM into the New Orbitex Fund pursuant to the Reorganization Agreement will not give rise to the recognition of income, gain or loss for federal income tax purposes to ASM or the ASM Stockholders. An ASM Stockholder's adjusted basis for tax purposes in shares of the New Orbitex Fund after the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of ASM Common Stock immediately before the Reorganization. Each ASM Stockholder should consult his or her own tax adviser with respect to the state and local tax consequences of the proposed transaction.

K.       Accounting Consequences

         The Reorganization will be treated under the pooling method of accounting.

L.       Expenses

         The expenses related to the Reorganization will be borne by Orbitex Management.

M.       Required Vote

         The affirmative vote of a majority of the votes of shares of ASM Common Stock entitled to vote on the Proposal is required to approve the Proposal. For purposes of the vote for the Proposal, abstentions and broker non-votes will have the same effect as votes cast against the Proposal.

N.       Recommendation of the ASM Board of Directors

     The Board has unanimously approved the Reorganization and has determined that the Reorganization is in the best interests of ASM and that the interests of existing stockholders of ASM will not be diluted as a result of the Reorganization. THE ASM BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE REORGANIZATION.

IV.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To the knowledge of the Board, the following persons owned of record 5% or more of ASM Common Stock outstanding shares at March 9, 1999:


                                                                Amount and Nature of
       Name and Address of Beneficial Owner                     Beneficial Ownership              Percent of Class
---------------------------------------------------  ------------------------------------------  ------------------


Donaldson Lufkin & Jenrette                                                                             5.9%
     Pershing Division
     Jersey  City, NJ  07311-2052

National Financial Services Corp.                                                                      12.6%
     Church Street Station, 5th Floor
     P.O. Box 3908
     New York, NY 10008-3908

National Investor Services                                                                              7.3%
     For the Exclusive Benefit of Our Customers
     55 Water Street
     New York, NY 10041

FTC & Co.                                                                                              16.3%
     Attn: Datalynx
     House Account
     P.O. Box 173736
     Denver, CO 80217-3736



As of March 9, 1999, the officers and directors of ASM owned less than 1% of ASM.



V.       OTHER MATTERS

         The Board does not intend to bring any matters before the Special Meeting other than the Reorganization described above, and the Board is not aware of any other matters to be brought before the Special Meeting or any adjournments thereof by others. If any other matters legally come before the Special Meeting, it is intended that the accompanying proxy will be voted on such matters in accordance with the best judgment of the persons named in said proxy.

         In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting of Stockholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Special Meeting for a period or periods of not more than sixty (60) days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Special Meeting to be adjourned. Proxies which are instructed to be voted against the matters to be considered at the Special Meeting when it convenes will be voted against a proposal to adjourn.



VI.      ADDITIONAL INFORMATION


         Persons Making the Solicitation. The solicitation of proxies may be made by, among others, directors of ASM and officers and employees of Orbitex Management.

         Shareholders Communication Corporation ("SCC") has been retained to assist in the solicitation of proxies. SCC shall be paid approximately $3,500 by Orbitex Management, Inc. In addition, Automatic Data Processing ("ADP") has been retained to assist in the voting of proxies by telephone or the internet. ADP will be paid approximately $3,500 by Orbitex Management. Orbitex Management will reimburse ADP and SCC for their related out-of-pocket expenses. The solicitation of proxies will be largely by mail, but may include, without additional cost to ASM, telephone, telegraphic or oral communications by directors, officers or employees of Orbitex Management.

         The  expense  of   preparation,   printing   and  mailing   this  Proxy
Statement/Prospectus and the other proxy materials that accompany the Proxy Statement/Prospectus will be borne by Orbitex Management. Orbitex Management will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the ASM Common Stock.



                                                     RESPECTFULLY SUBMITTED,

                                                     M. Fyzul Khan
                                                     Secretary
Dated: May 28, 1999



         STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE THEIR SHARES BY MAIL BY SIGNING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE (NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES), OR BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS ON THE PROXY CARD.

         WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH, WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUIRED.

                                                            APPENDIX A


             AGREEMENT AND PLAN OF REORGANIZATION
                                by and between
                            ORBITEX GROUP OF FUNDS
                                      and
                            ASM INDEX 30 FUND, INC.
                          Dated as of April 26, 1999




                   --------------------------------------

                           TABLE OF CONTENTS

                                                                   Page
                                                                   ----

ARTICLE I    CERTAIN DEFINITIONS......................................1

ARTICLE II   THE MERGER...............................................3

     2.1.    The Merger...............................................3

     2.2.    Effective Time...........................................3

     2.3.    Closing..................................................4

     2.4.    Trustees and Officers of the Surviving Entity............4

     2.5.    Effects of the Merger....................................4

     2.6.    Further Assurance........................................4

ARTICLE III  CONVERSION OF SHARES.....................................4

     3.1.    Conversion of Capital Stock..............................4

     3.2.    Exchange of Certificates.................................5

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF THE FUND...............5

     4.1.    Organization and Qualification...........................5

     4.2.    Authority, Authorization and Enforceability..............5

     4.3.    Capitalization...........................................5

     4.4.    Subsidiaries.............................................6

     4.5.    No Conflicts.............................................6

     4.6.    Financial Statements; No Undisclosed Liabilities.........6

     4.7.    Books and Records........................................6

     4.8.    Legal Proceedings........................................7

     4.9.    No Brokers or Finders....................................7

     4.10.   Investment Company Registration..........................7

ARTICLE V    REPRESENTATIONS AND WARRANTIES OF THE TRUST..............7

     5.1.    Organization and Qualification...........................7

     5.2.    Authority, Authorization and Enforceability..............7

     5.3.    Capitalization...........................................8

     5.4.    No Conflicts.............................................8

     5.5.    Legal Proceedings........................................8

     5.6.    No Brokers or Finders....................................8

ARTICLE VI   PRE-CLOSING COVENANTS....................................8

                                                                   Page
                                                                   ----
     6.1.    Investigations and Examinations..........................8

     6.2.    Conduct of Business......................................8

     6.3.    No Shopping..............................................8

     6.4.    Covenant to Proceed......................................9

     6.5.    Notice of Material Changes...............................9

     6.6.    Regulatory Approvals.....................................9

     6.7.    No Default...............................................9

     6.8.    Preparation of Proxy Materials...........................9

     6.9.    Financial Statements.....................................9

ARTICLE VII  CONDITIONS TO THE CLOSING...............................10

     7.1.    Conditions  Precedent  to  the Obligations of the
               Fund to Complete the Closing..........................10

     7.2.    Conditions Precedent to the  Obligations  of the
               Trust to Complete the Closing.........................11

ARTICLE VIII SURVIVAL OF REPRESENTATIONS AND WARRANTIES..............13

ARTICLE IX   TERMINATION.............................................13

ARTICLE X    MISCELLANEOUS...........................................13

     10.1.   Publicity; Confidentiality..............................13

     10.2.   Waivers and Amendments..................................14

     10.3.   Governing Law...........................................14

     10.4.   Notices.................................................14

     10.5.   Binding Effect; Assignment..............................16

     10.6.   Variations in Pronouns..................................16

     10.7.   Counterparts............................................16

     10.8.   Complete Agreement......................................16

     10.9.   Headings................................................16

     10.10.  Severability of Provisions..............................16


                               EXHIBITS

EXHIBIT A     -      Officer's Certificate of the Trust

EXHIBIT B     -      Secretary's Certificate of the Trust

EXHIBIT C     -      Opinion of Counsel to the Trust

EXHIBIT D     -      Officer's Certificate of the Fund

EXHIBIT E     -      Secretary's Certificate of the Fund

EXHIBIT F     -      Opinion of Counsel to the Fund


                                 ANNEX

ANNEX A       -      Investment Policies of the Series

                 AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (this "AGREEMENT") dated as of April 26, 1999, by and between Orbitex Group of Funds, a Delaware business trust (the "TRUST"), and ASM Index 30 Fund, Inc., a Maryland corporation (the "FUND").

     WHEREAS, the Board of Trustees of the Trust and the Board of Directors of the Fund have each determined that it is advisable and in the best interests of their respective stockholders to consummate, and have approved, the business combination transaction provided for herein in which the Fund would merge with and into Trust and the Trust would be the surviving entity (the "MERGER"); and

     WHEREAS, Orbitex Management, Inc., a New York corporation ("ORBITEX"), has been engaged pursuant to a Management Agreement, dated February 28, 1999 and effective March 1, 1999, by and between Orbitex and the Fund to serve as interim investment advisor to the Fund in accordance with Rule 15a-4 under the 1940 Act; and

     WHEREAS, it is the intention of the parties that the Merger shall qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "CODE"), and shall, for accounting purposes, be accounted for under the "pooling of interests" method of accounting; and

     WHEREAS, the Trust and the Fund desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants, representations and warranties herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed:

                               ARTICLE I

                          CERTAIN DEFINITIONS

     As used in this Agreement, the following terms have the following meanings:

     "ACTION OR PROCEEDING" means any action, suit, proceeding or arbitration by any Person, or any investigation or audit by any Governmental or Regulatory Body.

     "AFFILIATE"  means,  with  respect  to  any  Person,  any   other   Person
controlling, controlled by or under common control with such first Person.

     "AUTHORITIES" has the meaning specified in Section 2.2.

     "BOOKS AND RECORDS" means the Fund's or the Trust's, as the case may be, minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records.

     "BUSINESS COMBINATION" means, with respect to any Person, any merger, consolidation, conversion, or combination to which such Person is a party, any sale, dividend, split or other disposition of capital stock or other equity interests of such Person, any sale, dividend or other disposition of all or substantially all of the assets and properties of such Person or any sale, dividend or disposition of a portion of the assets or properties of such Person (other than in the ordinary course of business).

     "BUSINESS DAY" means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

     "CERTIFICATES" has the meaning specified in Section 2.2.

     "CLOSING" has the meaning specified in Section 2.3.

     "CLOSING DATE" has the meaning specified in Section 2.3.

     "CONTRACT" means any agreement, lease, evidence of indebtedness, mortgage, indenture, security agreement or other contract, other than a ground lease.

     "DELAWARE LAW" has the meaning specified in Section 2.1 hereof.

     "DECLARATION OF TRUST" has the meaning specified in Section 5.1.

      "DISCLOSURE LETTER" has the meaning specified in Section 4.8.

     "EFFECTIVE TIME" has the meaning specified in Section 2.2.

     "FUND" has the meaning specified in the preamble hereof.

     "FUND SHARE" has the meaning specified in Section 4.3.

     "GCLM" has the meaning specified in Section 2.1.

     "GOVERNMENTAL OR REGULATORY BODY" means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

     "LAW" means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of any Governmental or Regulatory Body.

     "LIABILITIES" means all indebtedness, obligations and other liabilities of the Fund or the Trust, as the case may be (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

     "MATERIAL ADVERSE EFFECT" as to any Person means a material adverse effect on the business, prospects, results of operations or financial condition of such Person.

     "MERGER" has the meaning specified in the recitals.

     "NEW ADVISORY AGREEMENT" means the Management Agreement, to be dated the Closing Date, by and between Orbitex and the Trust, pursuant to which Orbitex will serve as adviser to the New OGF Series.

     "NEW OGF SERIES" has the meaning specified in Section 3.1.

     "NEW OGF SERIES SHARE" has the meaning specified in Section 3.1.

     "1940 ACT" means the Investment Company Act of 1940, as amended.

     "1933 ACT" means the Securities Act of 1933, as amended.

     "ORBITEX" has the meaning specified in the preamble hereof.

     "ORDER" means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

     "PERSON" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

     "PROXY MATERIALS" has the meaning specified in Section 6.8 hereof.

     "SEC" means the U.S. Securities and Exchange Commission.

     "SURVIVING ENTITY" has the meaning specified in Section 2.1 hereof.

     "TRUST" has the meaning specified in the preamble hereof.


                              ARTICLE II

                              THE MERGER

     2.1. THE MERGER. At the Effective Time, upon the terms and subject to the conditions of this Agreement, the Fund shall be merged with and into the Trust in accordance with the General Corporation Law of the State of Maryland (the "GCLM") and Title 12 of the Delaware Code (the "DELAWARE LAW"). The Trust shall be the surviving entity in the Merger (the "SURVIVING ENTITY"). As a result of the Merger, the outstanding shares of capital stock of the Fund shall be converted or cancelled in the manner provided in Article III.

     2.2. EFFECTIVE TIME. At the Closing, articles of merger (the "ARTICLES OF MERGER") and a certificate of merger (the "CERTIFICATE OF MERGER" and, together with the Articles of Merger, the "CERTIFICATES") shall be duly prepared and executed by the Trust and the Fund and thereafter delivered to the State Department of Taxation and Assessment of the State of Maryland and the Secretary of State of the State of Delaware (the "AUTHORITIES") for filing, in accordance with the applicable requirements of the GCLM and the Delaware Law, on, or as soon as practicable after, the Closing Date. The Merger shall become effective at the time of the filing of the Certificates with the Authorities or at such other time as may be specified in the Certificates (the "EFFECTIVE TIME").

     2.3. CLOSING. The closing of the Merger (the "CLOSING") will take place at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, or at such other place as the parties hereto mutually agree, on a date and at a time to be specified by the parties. which shall in no event be later than 10:00 a.m., local time, on the fifth Business Day following satisfaction of the conditions set forth in Article VI or, if permissible, waived in accordance with this Agreement, or on such other date as the parties hereto mutually agree (the "CLOSING DATE").
     2.4. TRUSTEES AND OFFICERS OF THE SURVIVING ENTITY. From and after the Effective Time, the trustees and officers of the Surviving Entity shall be the same persons who were the trustees and officers of the Trust immediately prior to the Effective Time, and each of them shall continue in office until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Entity's Declaration of Trust and applicable law.

     2.5. EFFECTS OF THE MERGER. As a result of the Merger, all of the assets, properties, rights, privileges, powers and franchises of the Fund and all of the debts, liabilities, obligations and expenses, incurred, contracted or otherwise existing of or with respect to the Fund shall belong to, be vested in and become the assets, properties, rights, privileges, powers and franchises and the debts, obligations and liabilities of the New OGF Series (and not of the Trust generally or of any other series of the Trust); provided, that none of the assets of any other series of that Trust shall belong to, and except as otherwise expressly provided in the Declaration of Trust, none of the debts, liabilities, obligations or expenses incurred, contracted or otherwise existing of or with respect to the Trust generally or any other series of the Trust shall be enforceable against the assets of the New OGF Series. Without limiting the generality of the foregoing, the obligations of the Fund to indemnify and hold harmless the directors of the Fund for their actions in their capacity as such prior to the Merger, including the obligation to advance expenses, to the maximum extent permitted by law, shall by virtue of the Merger and without further action on the part of any party be and become the obligation and liability of the New OGF Series and any successor thereto. In furtherance thereof, the Trustees shall not approve or effect for three years following the Closing any transaction which shall not approve or effect on behalf of or in respect of the New OGF Series at any time during the three years following the Closing any merger, consolidation or corporate reorganiza-tion, or any sale (in a single transaction or series of related transactions) of all or substantially all of the assets of the New OGF Series, unless under the terms of the transaction the surviving sucessor or transference entity is contractually bound by the obligations described in Section 2.5. Subject to the foregoing, the effects of the Merger shall be provided in the applicable provisions of the GCLM and the Delaware Law.

     2.6.  FURTHER  ASSURANCE.   Trust  and  the  Fund  and the shall take such
further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.


                              ARTICLE III

                         CONVERSION OF SHARES

     3.1. CONVERSION OF CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the holder hereof, each Fund Share shall be converted into the right to receive one no par value Class D share of beneficial interest (each, a "NEW OGF SERIES SHARE") of a newly-created series (the "NEW OGF SERIES") of the Trust having substantially the investment policies set forth on Annex A to this Agreement. Each fraction of a Fund Share outstanding at the Effective Time shall be converted into the same fraction of a New OGF Series Share.

     3.2. EXCHANGE OF CERTIFICATES. As soon as practicable after the Closing, the Trust shall establish an open account in the share records of the Trust in the name of each stockholder of the Fund, and representing the respective pro rata number of Trust Shares due such stockholder. Certificates for Fund Shares issued prior to the Effective Time shall represent outstanding New OGF Series Shares after the Effective Time. Stockholders of the Fund who have not been issued certificates and whose shares are held in open account with Mutual Fund Services Co., Inc., as the Fund's transfer agent, shall be transferred to an open account with American Data Services, Inc. in its capacity as the transfer agent for the New OGF Series.


                              ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF THE FUND

     The Fund represents and warrants to the Trust as follows:

     4.1. ORGANIZATION AND QUALIFICATION. The Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Fund or its properties and assets.

     4.2. AUTHORITY, AUTHORIZATION AND ENFORCEABILITY. The execution, delivery and performance by the Fund of this Agreement and the consummation of the transactions contemplated herein have been duly and validly authorized by the Board of Directors of the Fund (the "BOARD") and the Board has resolved to recommend the Merger to the Fund's stockholders and to call a special meeting of the stockholders for the purpose of approving the Merger and this Agreement, to be held as promptly as is practicable after the execution of the Agreement, but in no event later than 30 days after the Trust has furnished the Proxy Materials to the Fund's stockholders. Other than the affirmative vote of the holders of a majority of the Fund Shares eligible to vote on the matter at the Fund's stockholders meeting or any adjournment thereof, no other corporate action on the part of the Fund or its stockholders is necessary to authorize the execution, delivery and performance of this Agreement by the Fund or the consummation by the Fund of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Fund and is a legal, valid and binding obligation of the Fund enforceable in accordance with its terms.

     4.3. CAPITALIZATION. The authorized capital of the Fund consists of 1,000,000,000 shares of common stock, par value $0.001 per share, of which as of March 31, 1999 shares were issued and outstanding (each, a "FUND SHARE" and collectively, the "FUND SHARES"). The Fund Shares are duly authorized, validly issued, outstanding, fully paid and nonassessable. The Fund has no shares of its capital stock reflected on the Books and Records of the Fund as treasury shares. There are no outstanding options, warrants or other rights of any kind to acquire from the Fund any shares of capital stock or equity interests of the Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Fund committed to issue any stock appreciation or similar rights or option, warrant, right or security.

     4.4.  SUBSIDIARIES. The Fund has no subsidiaries.

     4.5. NO CONFLICTS. Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery and performance by the Fund of this Agreement does not, and the consummation of the transactions contemplated herein will not, (i) violate or conflict with the terms, conditions or provisions of its Articles of Incorporation, By-Laws or any Contract to which the Fund is a party or by which it or its assets are bound,
(ii) result in a breach or violation by the Fund of any of the terms, conditions or provisions of any Law or Order, or (iii) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.


     4.6.  FINANCIAL STATEMENTS; NO UNDISCLOSED LIABILITIES.

     (a) (i) Prior to the execution of this Agreement, the Fund has delivered to the Trust true and complete copies of the audited balance sheet of the Fund as of April 30, 1998, and the related audited statements of income and retained earnings and cash flows for the period then ended, together with a true and correct copy of the report on such audited information by PricewaterhouseCoopers LLP and all letters from such accountants with respect to the results of such audits; and

           (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes.

     (b) Except as reflected or reserved against in the balance sheet included in the Fund's audited April 30, 1998 balance sheet or in the notes
thereto,  or  as  further  described   in   Schedule  4.6(b), there   are   no
Liabilities against, relating to or affecting the Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Fund or its properties or assets.

     4.7. BOOKS AND RECORDS. The minute books and other similar records of the Fund as made available to the Trust prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the board of directors and committees of the board of directors of the Fund. The stock transfer ledgers and other similar records of the Fund as made available to the Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of the Fund. The Fund does not have any Books and Records which have not been made available to the Trust.

     4.8. LEGAL PROCEEDINGS. Except as set forth in a letter from the Fund to the Trust dated the date of this Agreement (the "Disclosure Letter"), there is no Action or Proceeding pending or, to the best of the Fund's knowledge, threatened against, relating to or affecting the Fund.

     4.9. NO BROKERS OR FINDERS. No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

     4.10. INVESTMENT COMPANY REGISTRATION. The Fund is duly registered as a diversified, open-end management investment company under the 1940 Act, and under all applicable state and foreign investment company or related laws. The Fund has delivered to the Trust a true and complete copy of the Fund's currently effective Form N-1A, as filed with the SEC, and has made available to the Trust all state, federal and foreign registration forms, all prior Form N-1A filings and all reports filed by the Fund with the SEC under the 1940 Act and the rules promulgated thereunder or otherwise and under similar state and foreign statutes within the last five years, and will provide to the Trust such forms and reports as are filed from and after the date hereof and prior to the Closing Date. The information contained in such forms and reports was or will be true and complete in all material respects as of the time of filing and, except as indicated on a subsequent form or report filed before the Closing Date, continues to be true and complete in all material respects. Each such registration is in full force and effect. The Fund has timely computed and publicized its net asset value in accordance with the provisions of the 1940 Act.


                               ARTICLE V

              REPRESENTATIONS AND WARRANTIES OF THE TRUST

     The Trust represents and warrants to the Fund as follows:

     5.1. ORGANIZATION AND QUALIFICATION. The Trust was organized pursuant to an Agreement and Declaration of Trust, dated December 31, 1996 (the "DECLARATION OF TRUST"), under the laws of the State of Delaware and is duly qualified, licensed or admitted to do business and in good standing as a foreign trust under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Trust or its properties and assets.

     5.2. AUTHORITY, AUTHORIZATION AND ENFORCEABILITY. The execution, delivery and performance of this Agreement by the Trust and the consummation of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of the Trust. This Agreement has been duly and validly executed and delivered by the Trust and is a legal, valid and binding obligation of the Trust enforceable against it in accordance with its terms.

     5.3. CAPITALIZATION. The New OGF Series Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest with respect to the New OGF Series.

     5.4. NO CONFLICTS. Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery and performance of this Agreement by the Trust does not, and the consummation of the transactions contemplated herein will not, (i) violate or conflict with the terms, conditions or provisions of the Declaration of Trust, By-Laws or any Contract to which the Trust is a party or by which it or its assets are bound,
(ii) result in a breach or violation by the Trust of any of the terms, conditions or provisions of any Law or Order, or (iii) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

     5.5. LEGAL PROCEEDINGS. There is no Action or Proceeding pending or, to the best of the Trust's knowledge, threatened against, relating to or affecting the Trust which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated herein or (ii) could reasonably be expected, individually or in the aggregate with any other such Action or Proceeding, to have a Material Adverse Effect on the Trust or its properties and assets.

     5.6. NO BROKERS OR FINDERS. No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Trust in connection with the negotiation, execution or performance of this Agreement or the consummation of the transactions contemplated herein, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

                              ARTICLE VI

                         PRE-CLOSING COVENANTS

     From the date of the execution of this Agreement through the Closing Date:

     6.1. INVESTIGATIONS AND EXAMINATIONS. Each party will cooperate and will cause its representatives and agents to cooperate, in all reasonable respects in connection with the performance by the other party of its inspection and examination of such party.

     6.2. CONDUCT OF BUSINESS. Each party will (i) conduct its business in the ordinary and normal course of business consistent with past practice in all material respects and (ii) comply with any Law and Order applicable to such business.

     6.3. NO SHOPPING. Each party agrees that it will not directly or indirectly solicit, initiate or encourage submission of proposals or offers from any Person or entity (other than the parties to this Agreement and their Affiliates) relating to any Business Combination involving such party or participate in any negotiations regarding, or furnish to any other Person any information with respect to such party for the purposes of, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to seek or effect any such Business Combination. Each party shall promptly notify the other party if any proposal or offer, or any inquiry or contact with any Person with respect thereto, is made and shall describe in detail the terms and conditions of any proposal or offer made.

     6.4. COVENANT TO PROCEED. Each party hereto covenants to use all reasonable efforts within its control (i) to prevent the breach of any representation or warranty of such party hereunder, (ii) to satisfy all covenants of such party and closing conditions hereunder, (iii) to cooperate with the other party hereto and to take or cause to be taken all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement and (iv) to promptly cure any breach of a representation, warranty or covenant of such party hereunder upon its learning of same.

     6.5. NOTICE OF MATERIAL CHANGES. Each party will notify the other parties hereto of any material adverse change in such party's business, prospects, results of operations or financial condition as soon as practicable following such change.

     6.6. REGULATORY APPROVALS. Each party will (i) use best efforts and proceed diligently and in good faith as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Bodies required of the respective party or its respective Affiliates to consummate the transactions contemplated hereby and (ii) provide such other information and communications to such Governmental or Regulatory Bodies as each such Governmental or Regulatory Body may reasonably request in connection therewith. Each party will provide prompt notification to the other party when any such consent, approval, action, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable, and, prior to the Closing, will advise the other party of any communications (and, unless precluded by Law, provide copies to the other party of any such communications that are in writing) with any Governmental or Regulatory Body regarding any of the transactions contemplated herein.

     6.7. NO DEFAULT. No party hereto shall do any act or intentionally omit to do any act which would cause a breach of any representation, warranty, covenant or agreement by it under this Agreement.

     6.8. PREPARATION OF PROXY MATERIALS. The Fund and the Trust shall cooperate with each other in the preparation of the proxy statement and other materials (collectively, the "PROXY MATERIALS") required to be delivered to the Fund's stockholders pursuant to the 1940 Act and any other applicable federal or state securities laws in connection with the Merger, this Agreement and the New Advisory Agreement and to cause such Proxy Materials to be filed with the SEC as promptly as practicable after the execution of this Agreement.

     6.9. FINANCIAL STATEMENTS. On or before April 30,1999, the Fund shall cause to be prepared and delivered to the Trust the audited balance sheets of the Fund as of March 31, 1999 and the related audited statements of operations and cash flows of the Fund for the period then ended, including the footnotes thereto, together with the unqualified opinions thereon of PricewaterhouseCoopers LLP, which shall be prepared in accordance with GAAP and shall fairly present the financial position of the Fund as of such date and the results of operations and cash flows for the period then ended.


                              ARTICLE VII

                       CONDITIONS TO THE CLOSING

     7.1. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE FUND TO COMPLETE THE CLOSING. The obligations of the Fund herein are subject to the fulfillment on or prior to the Closing Date of the conditions set forth in this Section 7.1 below, any one or more of which may be waived by the Fund.

     (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Trust contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such Closing Date except as expressly stated herein to be made as of a specified date. The Trust shall have performed and complied in all material respects with its covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     (b) NO INJUNCTIONS. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of this Agreement or the related transactions shall be in effect.

     (c) SEC RELATED MATTERS. The Trust shall have filed with the SEC a post-effective amendment to its registration statement under the 1940 Act and the 1933 Act on Form N-1A relating to the New OGF Series Shares and that registration statement shall have become effective and no order shall have issued withdrawing, suspending or terminating such effectiveness, no stop order shall have been issued with respect to the New OGF Series Shares and no proceeding for any such purpose shall have been initiated or threatened by the SEC.

     (d) CLOSING CERTIFICATES. The Trust shall have delivered to the Fund a certificate, dated the Closing Date and executed by the Chairman of the Board, the President or any Executive or Senior Vice President of the Trust, substantially in the form and to the effect of Exhibit A hereto, and a certificate, dated the Closing Date and executed by the Secretary or Assistant Secretary of the Trust, substantially in the form and to the effect of EXHIBIT B hereto.

     (e)   OPINION  OF  COUNSEL.   The  Fund  shall have received an opinion of
Rogers & Wells LLP, counsel to the Trust, dated the Closing Date, substantially in the form and to the effect of EXHIBIT C hereto.

     (f) TAX OPINION OF COUNSEL. The Fund shall have received an opinion from Rogers & Wells LLP, counsel to the Trust, to the effect that the Merger will constitute a tax free reorganization as defined in Section 368(a) of the Code.

     (g) CLOSING DOCUMENTS. The Trust will execute and deliver, or cause to be executed and delivered, to the Fund all documents reasonably requested by the Fund or reasonably necessary to effectuate the transactions contemplated hereby, including without limitation, state and local transfer tax and gains tax returns and any other filings in any applicable governmental jurisdiction.

     (h) FUND STOCKHOLDERS' MEETING. The Merger and the other transactions contemplated by this Agreement shall have been approved by the holders of a majority of the Fund Shares entitled to vote on the merger, in accordance with the requirements of the GCLM and Section 2 of Article VII of the Fund's Articles of Incorporation.

     (i) The Fund shall have received the written opinion of Deloitte & Touche LLP, dated the Closing Date to the effect that the Merger will qualify for pooling of interests treatment under Accounting Principles Board Opinion No. 16 if consumated in accordance with the provisions of this Agreement.

     7.2. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TRUST TO COMPLETE THE CLOSING. The obligations of the Trust herein are subject to the fulfillment on or prior to the Closing Date of the conditions specified in this Section 7.2, any one or more of which may be waived by the Trust.

     (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Fund contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such Closing Date except as expressly stated herein to be made as of a specified date. The Fund shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to such Closing Date.

     (b)   NO  INJUNCTIONS.   No  temporary  restraining  order, preliminary or
permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of this Agreement or the related transactions shall be in effect.

     (c) SEC RELATED MATTERS. Confirmation shall have been received from the SEC or its staff that the Fund is duly registered as a diversified, open-end management investment company under the 1940 Act.

     (d) CLOSING CERTIFICATES. The Fund shall have delivered to the Trust a certificate, dated the Closing Date and executed by the Chairman of the Board, the President or any Executive or Vice President of the Company, substantially in the form and to the effect of EXHIBIT D hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of the Company, substantially in the form and to the effect of EXHIBIT E hereto.

     (e)   OPINION OF  COUNSEL.   The  Trust  shall have received an opinion of
Stradley, Ronon, Stevens & Young, LLP, counsel to the Fund, dated the Closing Date, substantially in the form and to the effect of EXHIBIT F hereto.

     (f) TAX OPINION OF COUNSEL. The Trust shall have received an opinion from Rogers & Wells LLP, counsel to the Trust, to the effect that the Merger will constitute a tax free reorganization as defined in Section 368(a) of the Code.

     (g) CLOSING DOCUMENTS. The Fund will execute and deliver, or cause to be executed and delivered, to the Trust all documents reasonably requested by the Trust or reasonably necessary to effectuate the transactions contemplated hereby, including without limitation, state and local transfer tax and gains tax returns and any other filings in any applicable governmental jurisdiction.

     (h) GOVERNMENTAL AND REGULATORY CONSENTS AND APPROVALS. Other than the filing provided for by Section 2.2, all consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Body, required under applicable securities "blue sky" laws, or the failure of which to be obtained or taken could be reasonably expected to have a Material Adverse Effect on the New OGF Series, or on the ability of the Trust to consummate the transactions contemplated hereby, shall have been obtained, all in form and substance reasonably satisfactory to the Trust and no such consent, approval or action shall contain any term or condition which could be reasonably expected to result in a material diminution of the benefits of the Merger to the Trust or the New OGF Series.

     (i) GOOD STANDING CERTIFICATES. The Fund shall have delivered to the Trust (a) copies of the articles of incorporation (or other comparable corporate charter documents), including all amendments thereto, of the Fund certified by the Secretary of State of the State of Maryland or other appropriate official of the jurisdiction of incorporation, (b) certificates from the Secretary of State of the State of Maryland or other appropriate official of the respective jurisdictions of incorporation to the effect that the Fund is in good standing or subsisting in such jurisdiction, listing all charter documents of the Fund on file and attesting to its payment of all franchise or similar taxes, and (c) a certificate from the Secretary of State of the State of Maryland or other appropriate official in each jurisdiction in which the Fund is qualified or admitted to do business to the effect that the Fund is duly qualified or admitted and in good standing in such jurisdiction.

     (j) DUE DILIGENCE. The Trust shall have completed, to its satisfaction, its due diligence investigation of the Fund.

     (k) FUND'S STOCKHOLDERS' MEETING. Each of the proposals contained in the Proxy Materials shall have been ratified or approved, as the case may be, by the requisite vote of the Fund's stockholders, each in accordance with the GCLM.

     (l) FINANCIAL STATEMENTS. The Trust shall have received from the Fund the financial statements to be delivered pursuant to Section 6.9, which financial statements shall be substantially consistent with the financial data contained in the financial statements previously furnished to the Trust by the Fund.

     (m) The Trust shall have received a written opinion of Deloitte & Touche LLP, dated the Closing Date to the effect that the Merger will qualify for pooling of interests treatment under Accounting Principles Board Opinion No. 16 if consumated in accordance with the provisions of this Agreement.


                             ARTICLE VIII

              SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations and warranties of each party contained in this Agreement or any certificate delivered at the Closing shall survive to, and shall expire upon, the Closing. No claim may be made against any party hereto, and no party hereto shall have any liability to the other party hereto, with respect to any inaccuracy in or any breach of any representation or warranty after the Closing.


                              ARTICLE IX

                              TERMINATION

     Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

           (a)  by the mutual consent of the parties hereto;

           (b) by the Trust upon any material breach by the Fund of any of its representations, warranties or covenants contained in this Agreement; PROVIDED, that the Fund shall have been given written notice of such breach and a reasonable opportunity to cure such breach;

           (c) by the Fund upon any material breach by the Trust of any of its representations, warranties or covenants contained in this Agreement; PROVIDED, that the Trust shall have been given written notice of such breach and a reasonable opportunity to cure such breach; and

           (d) by either party if the Closing hereunder does not occur by August 1, 1999.

     In the event that this Agreement  shall  be  terminated  pursuant  to this
Article IX, all further obligations of the parties under this Agreement shall terminate without further liability of either party to the other party, except for any liability of either party for any of its representations, warranties or covenants, the breach of which was the cause of a termination pursuant to (b) or (c) above.


                               ARTICLE X

                             MISCELLANEOUS

     10.1. PUBLICITY; CONFIDENTIALITY. No publicity release or public announcement concerning this Agreement or the transactions contemplated herein shall be made by either party hereto without advance approval thereof by the other party hereto; PROVIDED, HOWEVER, that (i) approval by such other party of any proposed press release or other public disclosure shall not be unreasonably withheld or delayed and (ii) if any such party is advised by legal counsel that such public disclosure by such party is required by Law or by any listing agreement with any national securities exchange or automated quotation system to which such party is subject, such party may make such disclosure without the prior approval of the other party hereto, provided that the disclosing party, to the extent practicable, first provides the other party with a copy or draft of such proposed disclosure and provides such other party an opportunity to review and comment thereon.

     10.2. WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     10.3. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of New York and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

     10.4. NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given by (i) personal delivery, (ii) United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided, (iii) a nationally recognized overnight courier or (iv) telephonic facsimile transmission. Notice shall be sent and deemed given when (i) if personally delivered or via overnight courier, then upon receipt (or the date delivery is refused) by the receiving party, or (ii) if mailed, then three business days after being postmarked, or (iii) if sent via telephonic facsimile transmission, then upon receipt by a designated facsimile receiving device in the office of the receiving party.

     Until further notice, notices and other communications hereunder shall be addressed to the parties as follows:

     If to the Trust:

           Orbitex Group of Funds
           c/o Orbitex Management, Inc.
           410 Park Avenue, 18th Floor
           New York, NY 10022
           Attention: M. Fyzul Khan, Esq.
           Telephone: (212) 891-7914
           Facsimile: (212) 616-7954

           With a copy to:
           Rogers & Wells LLP
           200 Park Avenue
           New York, NY 10166-0153
           Attention: John A. Healy, Esq.
           Telephone: (212) 878-8000
           Facsimile: (212) 878-8375

           If to the Fund:

           C/o M. Fyzul Khan
           ASM Index 30 Fund, Inc.
           410 Park Avenue
           18th Floor
           New York, NY  10022
           Attention: Dan Calabria, Esq.
           Telephone: (212) 891-7914
           Facsimile: (212) 616-7954

           With copies to:

           W. Keith Schilit
           16215 Villareal
           Tampa, FL 33613
           Telephone: (813) 908-6446
           Facsimile: (813) 908-6556

           Stradley, Ronan, Stevens & Young, LLP
           2600 One Commerce Square
           Philadelphia, PA 19103-7098
           Attention: Steven M. Felsenstein, Esq.

           Telephone: (215) 564-8074
           Facsimile: (215) 564-8120

     10.5. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. Except as otherwise provided herein, this Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto and any other purported assignment shall be null and void.

     10.6. VARIATIONS IN PRONOUNS.   All  pronouns  and  any variations thereof
refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     10.7. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     10.8. COMPLETE AGREEMENT. This Agreement, the Disclosure Letter and the New Advisory Agreement, constitute the complete agreement of the parties with respect to the subject matter thereof, and supersede all prior agreements or understandings among the parties hereto.

     10.9. HEADINGS.   The  headings  in this Agreement are for reference only,
and shall not affect the interpretation of this Agreement.

     10.10. SEVERABILITY OF PROVISIONS. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any Person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Agreement on the date first above written.

                                      ORBITEX GROUP OF FUNDS


                                      By:__________________________________
                                         Name:  James L. Nelson
                                         Title: President and Chief
                                                Executive Officer


                                      ASM INDEX 30 FUND, INC.


                                      By:__________________________________
                                         Name:  W. Keith Schilit
                                         Title: Acting Chairman of the Board
                                                of Directors and Authorized
                                                Signatory

                                                                        ANNEX A
                                                                      TO MERGER
                                                                      AGREEMENT

                   INVESTMENT POLICIES OF THE SERIES
                   ---------------------------------

     The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     The Fund may not:

(i) Purchase securities on margin, except ASM may make margin deposits (a) in connection with permissible options and futures transactions, subject to restriction (4) below and (b) on such short-term credits as may be necessary for the clearance of transactions.

(ii)     Make short sales of securities or maintain a short position.

(iii) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

(iv) Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate, except ASM may (a) purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate and (b) enter into financial futures transactions and options thereon.

(v) Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

(vi)    Make investments for the purpose of exercising control or management.

(vii) Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

(viii) Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

(ix) As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

                                                                      EXHIBIT A
                                                                      TO MERGER
                                                                      AGREEMENT

                         OFFICER'S CERTIFICATE
                         ---------------------

           I, James L. Nelson, President and Chief Executive Officer of Orbitex

Group  of  Funds,  a Delaware business trust (the "TRUST"), pursuant to Section

7.1(d) of the Agreement  and  Plan of Reorganization, dated as of April 26, 1999

(the "MERGER AGREEMENT"; capitalized  terms  not  defined herein shall have the meanings ascribed to them in the Merger Agreement),  by  and  between the Trust and  ASM  Index  30  Fund, Inc., a Maryland corporation, DO HEREBY  CERTIFY  on behalf of the Trust that:


                (1) Each of the representations and warranties made by the Trust in the Merger Agreement (other than those made as of a specified date earlier than the date hereof) is true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and each of the representations and warranties made by the Trust as of specified date earlier than the date hereof was true and correct in all material respects as of such earlier date.

                (2) Each of the agreements, covenants and obligations required by the Merger Agreement to be performed or complied with by the Trust at or before the Closing has been duly performed or complied with in all material respects.

          IN WITNESS WHEREOF, the Trust  has  caused  this  Certificate  to  be executed on  its  behalf  by the undersigned on and as of the ____ day of June,

1999.


                                ORBITEX GROUP OF FUNDS

                                By:_______________________________________
                                   Name:  James L. Nelson
                                   Title: President and Chief Executive Officer

                                                                      EXHIBIT B
                                                                      TO MERGER
                                                                      AGREEMENT


                       ASSISTANT SECRETARY'S CERTIFICATE
                       ---------------------------------

           I, Kevin P. Meehan,  Assistant Secretary of  Orbitex Group of Funds,

a Delaware business trust (the "TRUST"),  pursuant  to  Section  7.1(d)  of the

Agreement  and  Plan  or Reorganization, dated as of April 26, 1999 (the "MERGER

AGREEMENT"), by and between  the  Trust and ASM Index 30 Fund, Inc., a Maryland corporation, DO HEREBY CERTIFY on behalf of the Trust as follows:

           1. Attached hereto as EXHIBIT A is a true, complete and correct copy of the Agreement and Declaration of Trust of the Trust and all amendments thereto (as so amended, the "DECLARATION OF TRUST"), and no amendment to the Declaration of Trust has been authorized or become effective since the date of the last of such amendments, no amendment or other document relating to or affecting the Declaration of Trust has been filed in the office of the Secretary of State of the State of Delaware since such date and no action has been taken by the Trust, its stockholders, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Trust.

           2. Attached hereto as EXHIBIT B is a true, complete and correct copy of the By-Laws of the Trust as in full force and effect on the date hereof and at all times since [date of last amendment].

           3. Attached hereto as EXHIBIT C is a true, complete and correct copy of resolutions adopted by the Board of Trustees of the Trust with respect to the Merger Agreement and the transactions contemplated thereby, which resolutions were duly and validly adopted at a meeting of the Board of Trustees of the Trust on March ___, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Trustees of the Trust or any committee thereof relating to the Merger Agreement and the transactions contemplated thereby.

           4. Each of the following named individuals is a duly elected or appointed, qualified and acting officer of the Trust who holds, and at all times since April 9, 1999 has held, the office set opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

James L. Nelson   President and Chief
                  Executive Officer     ________________________________

Kimberly S. Ratz  Treasurer             ________________________________

           IN WITNESS WHEREOF, the Trust has  caused  this  Certificate  to  be executed  on  its  behalf by the undersigned on and as of the ____ day of June,

1999.

                                      ORBITEX GROUP OF FUNDS



                                      By:___________________________
                                         Name:  Kevin P. Meehan
                                         Title: Assistant Secretary



           I, James  L.  Nelson,  President  and Chief Executive Officer of the

Trust, DO HEREBY CERTIFY on behalf of the Trust  that  Kevin  P.  Meehan is the duly  elected  or  appointed, qualified and acting Assistant Secretary  of  the

Trust, and the signature  set  forth  above  is  the  genuine signature of such officer.

                                      _________________________
                                      Name:  James L. Nelson
                                      Title: President and Chief
                                             Executive Officer

                                                                      EXHIBIT C
                                                                      TO MERGER
                                                                      AGREEMENT

                               [R&W LETTERHEAD]

                                          ___________, ____


ASM Index 30 Fund, Inc.
410 Park Avenue
18th Floor
New York, New York  10022

Dear Sirs:

           We have acted as special counsel to Orbitex Group of Funds, a Delaware business trust (the "Trust"), in connection with the Agreement and Plan of Reorganization, dated as of April 26, 1999 (the "Merger Agreement"), by and between the Trust and ASM Index 30 Fund, Inc., a Maryland corporation, and the transactions contemplated thereby. Capitalized terms not defined herein
shall have the meanings ascribed to  them  in  the  Merger  Agreement.   We are
rendering  this  opinion  to  you  pursuant  to  Section  7.1(e)  of the Merger
Agreement.

           In rendering the opinions expressed below, we have examined such documents and such corporate records of the Trust as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. When facts relevant to such opinions were not independently established, we have relied upon the representations and warranties as to factual matters made in or pursuant to the Merger Agreement and upon certificates of government officials and of the Trust and its officers.

           Based upon the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that:

           1. The Trust was organized under the laws of the State of Delaware and is duly qualified, licensed or admitted to do business and in good standing as a foreign trust under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Trust or its properties and assets.

           2. The execution, delivery and performance of the Merger Agreement by the Trust and the consummation of the transactions contemplated therein have been duly and validly authorized by all necessary corporate action on the part of the Trust. The Merger Agreement has been duly and validly executed and delivered by the Trust and is a legal, valid and binding obligation of the Trust enforceable against it in accordance with its terms.

           3. The New OGF Series Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest with respect to the New OGF Series.

           4. The execution, delivery and performance by the Trust of the Merger Agreement did not, and the consummation of the transactions contemplated thereby will not, (a) violate or conflict with the terms, conditions or provisions of the Declaration of Trust, By-Laws or any Contract to which the Trust is a party or by which it or its assets are bound, (b) result in a breach or violation by the Trust of any terms, conditions or provisions of any Law or Order, or (c) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

           We express no opinion herein as to (i) the "blue sky" laws of any State, and (ii) the laws of any jurisdiction other than the laws of the State of New York and Title 12 of the Delaware Code ("Delaware Law"). With respect to matters concerning the Delaware Law involved in the opinions set forth above, we draw your attention to the fact that we are not admitted to the Bar in the State of Delaware and we are not experts in the laws of the State of Delaware and that any such opinions concerning Delaware Law are based on our reasonable familiarity with Delaware Law as a result of our prior involvement in transactions involving such laws.

           These opinions may not be relied on by any person or entity other than you without our prior written consent.

                                 Very truly yours,

                                                                      EXHIBIT D
                                                                      TO MERGER
                                                                      AGREEMENT

                             OFFICER'S CERTIFICATE
                             ---------------------

           I,  W.  Keith Schilit, Acting Chairman of the Board of Directors and

Authorized Signatory  of  ASM  Index 30 Fund, Inc., a Maryland corporation (the

"FUND"),  pursuant  to  Section  7.2(d)   of   the   Agreement   and   Plan  of

Reorganization,  dated as of April 26, 1999 (the "MERGER AGREEMENT"; capitalized terms not defined herein shall have the meanings ascribed to them in the Merger

Agreement), by and  between  Orbitex Group of Funds, a Delaware business trust,

and the Fund, DO HEREBY CERTIFY on behalf of the Fund that:

           (1) Each of the representations and warranties made by the Fund in the Merger Agreement (other than those made as of a specified date earlier than the date hereof) is true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and each of the representations and warranties made by the Fund as of a specified date earlier than the date hereof was true and correct in all material respects as of such earlier date.

           (2) Each of the agreements, covenants and obligations required by the Merger Agreement to be performed or complied with by the Fund at or before the Closing has been duly performed or complied with in all material respects.


           IN  WITNESS  WHEREOF,  the Fund has caused this  Certificate  to  be executed on its behalf by the undersigned  on  and  as of the ____ day of June,

1999.

                                      ASM INDEX 30 FUND, INC.


                                      By:__________________________________
                                         Name:  W. Keith Schilit
                                         Title: Acting Chairman of the Board
                                                of Directors and Authorized
                                                Signatory

                                                                      EXHIBIT E
                                                                      TO MERGER
                                                                      AGREEMENT


                            SECRETARY'S CERTIFICATE
                            -----------------------

           I, M. Fyzul Khan, Secretary of ASM Index 30  Fund,  Inc., a Maryland

corporation (the "FUND"), pursuant to Section 7.2(d) of the Agreement  and Plan of  Reorganization, dated as of April 26, 1999 (the "MERGER AGREEMENT"), by  and between  Orbitex  Group  of  Funds, a Delaware business trust, and the Fund, DO

HEREBY CERTIFY on behalf of Fund as follows:

           (1) Attached hereto as EXHIBIT A is a true, complete and correct copy of the Articles of Incorporation of the Fund and all amendments thereto (as so amended, the "ARTICLES OF INCORPORATION"), and no amendment to the Articles of Incorporation has been authorized or become effective since the date of the last of such amendments, no amendment or other document relating to or affecting the Articles of Incorporation has been filed in the office of the Secretary of State of the State of Maryland since such date and no action has been taken by the Fund, its stockholders, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Fund.

           (2) Attached hereto as EXHIBIT B is a true, complete and correct copy of the By-Laws of the Fund as in full force and effect on the date hereof and at all times since [date of last amendment].

           (3) Attached hereto as EXHIBIT C is a true, complete and correct copy of resolutions adopted by the Board of Directors of the Fund with respect to the Merger Agreement and the transactions contemplated thereby, which resolutions were duly and validly adopted at a meeting of the Board of Directors of the Fund on March __, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Directors of the Fund or any committee thereof relating to the Merger Agreement and the transactions contemplated thereby.

           (4) Attached hereto as EXHIBIT D is a true, complete and correct copy of the minutes from the Special Meeting of Stockholders of the Fund, held on June __, 1999, with respect to the Merger Agreement and the transactions contemplated thereby, which contain resolutions which were duly adopted at a meeting of the stockholders of the Fund on June __, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the stockholders of the Fund relating to the Merger Agreement and the transactions contemplated thereby.

           (5) Each of the following named individuals is a duly elected or appointed, qualified and acting officer of the Fund who holds, and at all times since April 9, 1999 has held, the offices set opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

M. Fyzul Khan   Secretary                   _____________________________

IN WITNESS  WHEREOF, the Fund has caused this Certificate to be executed on its behalf by the undersigned on and as of the ____ day of June, 1999.

                                      ASM INDEX 30 FUND, INC.

                                      By:__________________________________
                                         Name: M. Fyzul Khan
                                         Title: Secretary


           I,  W.  Keith Schilit, Acting Chairman of the Board of Directors and

Authorized Signatory of Fund, DO HEREBY CERTIFY on behalf of Fund that M. Fyzul

Khan is the duly elected  or appointed, qualified and acting Secretary of Fund,

and the signature set forth above is the genuine signature of such officer.


                                      __________________________________
                                      Name: W. Keith Schilit
                                      Title: Acting Chairman of the Board of
                                             Directors and Authorized Signatory

                                                                      EXHIBIT F
                                                                      TO MERGER
                                                                      AGREEMENT

                         [STRADLEY, RONAN LETTERHEAD]


                                      _______________, ____
Orbitex Group of Funds
410 Park Avenue
18th Floor
New York, N.Y.  10022
Dear Sirs:
           We have acted as  special  counsel  to  ASM  Index  30 Fund, Inc., a
Maryland corporation (the "Fund"), in connection with the Agreement   and  Plan
of Reorganization, dated as of April 26, 1999 (the "Merger Agreement"), by and between Orbitex Group of Funds, a Delaware business trust, and the Fund and the transactions contemplated thereby. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. We are rendering this opinion to you pursuant to Section 7.2(e) of the Merger Agreement.

           In rendering the opinions expressed below, we have examined such documents and such corporate records of the Fund as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. When facts relevant to such opinions were not independently established, we have relied upon the representations and warranties as to factual matters made in or pursuant to the Merger Agreement and upon certificates of government officials and of the Fund and its respective officers.

           Based upon the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that:

           1. The Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Fund or its properties and assets.

           2. The execution, delivery and performance by the Fund of the Merger Agreement and the consummation of the transactions contemplated therein have been duly and validly authorized by the Board of Directors of the Fund and by the stockholders and no other corporate action on the part of the Fund or its stockholders is necessary to authorize the execution, delivery and performance of the Merger Agreement by the Fund or the consummation by the Fund of the transactions contemplated thereby. The Merger Agreement has been duly and validly executed and delivered by the Fund and is a legal, valid and binding obligation of Fund enforceable against the Fund in accordance with its terms.

           3. The authorized capital stock of the Fund consists solely of ______ shares of Common Stock, par value $0.001 per share, of which only the Fund Shares have been issued and are outstanding. The Fund Shares are duly authorized, validly issued, outstanding, fully paid and nonassessable. The Fund has no shares of its capital stock reflected on the Books and Records of the Fund as treasury shares. There are no outstanding options, warrants or other rights of any kind to acquire from the Fund any shares of capital stock or equity interests of the Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Fund committed to issue any stock appreciation or similar rights or option, warrant, right or security.

           4.   The Fund has no subsidiaries.

           5. The execution, delivery and performance by the Fund of the Merger Agreement did not, and the consummation of the transactions contemplated thereby will not, (a) violate or conflict with the terms, conditions or provisions of the Articles of Incorporation or By-Laws or any Contract to which the Fund is a party or by which it or its assets are bound, (b) result in a breach or violation by the Fund of any of the terms, conditions or provisions of any Law or Order or (c) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

           6. The Fund is duly registered as a diversified, open-end management investment company under the 1940 Act, and under all applicable state and foreign investment company or related laws. Each such registration is in full force and effect. Fund has timely computed and publicized its net asset value in accordance with the provisions of the 1940 Act.

           We express no opinion herein as to (i) the "blue sky" laws of any State, or (ii) laws of any jurisdiction other than the laws of the State of Maryland and the General Corporation Law of the State of Maryland.

           These opinions may not be relied on by any person or entity other than you without our prior written consent.

                                 Very truly yours,

                                                            APPENDIX B



          [PROSPECTUS OF THE ORBITEX GROUP OF FUNDS TO BE FILED BY AMENDMENT]

                                                                APPENDIX C

                   INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of the 4th day of June, 1999 between Orbitex Group of Funds, a Delaware business trust (the "Trust"), and Orbitex Management, Inc., a New York corporation (the "Adviser").

                            WITNESSETH:

     WHEREAS, the Trust  intends  to  engage  in  business  as  an open-end
management   investment  company  and  is  registered  as  such  under  the
Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust intends to offer shares in several series, one of which is designated as the ORBITEX Focused 30 Fund (the "Fund"), and the Trust may offer shares of one or more additional series in the future;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   SERVICES OF THE ADVISER.

     1.1 INVESTMENT ADVISORY SERVICES. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

          The Trust hereby authorizes any entity or person associated with the Adviser, which is a member of national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

          The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

     1.2 ADMINISTRATIVE SERVICES. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to the Trust's shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

          1.2.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need.

          1.2.2 PERSONNEL. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

          1.2.3 AGENTS. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

          1.2.4 TRUSTEE AND OFFICERS. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

          1.2.5 BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

          1.2.6 REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

2.   EXPENSES OF THE TRUST.

     2.1 EXPENSES TO BE PAID BY ADVISER. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser; provided, however, that the Adviser shall reduce the fee payable to it under this Agreement and shall reimburse the Fund for expenses[, other than extraordinary or non-recurring expenses,] incurred by the Fund to the extent necessary so that the expense ratio of the Fund, in respect of Class I shares of the Fund only, shall not exceed 0.60 of 1% until January 1, 2000 and 0.75 of 1% until July 1, 2000

          In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the

Trust under any separate agreement or arrangement between the parties.

     2.2 EXPENSES TO BE PAID BY THE TRUST. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include but are not limited to:

          2.2.1   CUSTODY.   All  charges  of depositories, custodians, and
other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

          2.2.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

          2.2.3 SHAREHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

          2.2.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

          2.2.5 PRICING AND PORTFOLIO VALUATION. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

          2.2.6 COMMUNICATIONS. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

          2.2.7 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Trust's legal counsel and independent accountants.

          2.2.8 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

          2.2.9 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

          2.2.10 FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

          2.2.11 STATE REGISTRATION FEES. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

          2.2.12  CONFIRMATIONS.   All expenses incurred in connection with
the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

          2.2.13 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

          2.2.14  BROKERAGE  COMMISSIONS.   All  brokers'  commissions  and
other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

          2.2.15 TAXES. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

          2.2.16  TRADE   ASSOCIATION  FEES.   All  fees,  dues  and  other
expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

          2.2.17 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.   ADVISORY FEE.

     As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on the following annual percentage rate, to the Fund's average daily net assets for the month: 0.75%.

4.   RECORDS.

     4.1 TAX TREATMENT. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

     4.2 OWNERSHIP. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5.   REPORTS TO ADVISER.

     The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.   REPORTS TO THE TRUST.

     The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.   SERVICES TO OTHER CLIENTS.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

8.   LIMITATION OF LIABILITY OF ADVISER AND ITS PERSONNEL.

     Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

9.   EFFECT OF AGREEMENT.

     Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

10.  TERM OF AGREEMENT.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

11.  AMENDMENT OR ASSIGNMENT OF AGREEMENT.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

12.  TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

13.  USE OF NAME.

     The Trust is named the Orbitex Group of Funds and the Fund may be identified, in part, by the name "Orbitex." The Adviser hereby grants to the Trust a nonexclusive right and license to use the Orbitex name and as part of the name of the Trust and the Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as adviser or any extension, renewal or amendment thereof remain in effect. The Trust agrees that it shall acquire no interest in the name "Orbitex," that all uses thereof by the Trust shall inure to the benefit of the Adviser and that it shall not challenge the validity or Adviser's ownership thereof.

14.  DECLARATION OF TRUST.

     The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or the Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or the Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

15. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

16.  INTERPRETATION AND DEFINITION OF TERMS.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.  CAPTIONS.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

18.  EXECUTION IN COUNTERPARTS.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                              ORBITEX GROUP OF FUNDS on behalf of its ORBITEX Focused 30 Fund


                              By:  ____________________________________
                                   James L. Nelson
                                   President and Chief Executive Officer



                              ORBITEX MANAGEMENT, INC.



                              By:  ____________________________________
                                   Richard E. Steirwalt
                                   President and Chief Executive Officer

                                                                  APPENDIX D

ASM's INVESTMENT RESTRICTIONS STATE:

         The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

2.                Make short sales of securities or maintain a short position.

3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

4. Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

6. Make investments for the purpose of exercising control or management.

7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

8. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.


THE NEW ORBITEX FUND'S INVESTMENT RESTRICTIONS STATE:

         The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:


1. Purchase securities on margin, except (a) the Fund may make margin deposits in connection with permissible options and futures transactions subject to restriction (4) below and (b) on such short-term credits as may be necessary for the clearance of transactions.

2.                Make short sales of securities or maintain a short position.

3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

4. Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate, except the Fund may (a) purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate and (b) enter into financial futures and options thereon.

5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

6. Make investments for the purpose of exercising control or management.

7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

8. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

                                                       APPENDIX E



                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUNDS
Managed by Orbitex Management, Inc.

Performance Review: Orbitex Strategic Natural Resources Fund significantly outperformed the Lipper Natural Resources Fund Category during the period from October 23, 1997 (commencement of operations) to April 30, 1998. The total return for the Fund was 10.74% versus (3.80)%(a) for the Lipper Natural Resources Fund Category and 22.49%(a) for the S&P 500 Index. The Fund seeks to achieve its objective through a flexible policy of investing primarily in common stocks of companies engaged in natural resource industries and industries supportive to natural resource industries.

This has been a challenging period for most natural resource sectors. The combination of a strong El Nino, the second warmest winter ever, turmoil in emerging markets and other Asian countries and increased OPEC production in November 1997 have prompted a sharp drop off in crude oil prices and other resources (e.g., gold, aluminum, copper). Crude oil prices have reached the lowest levels since 1988. OPEC will meet on June 24, 1998 to discuss production cuts. Some oil projects may have to shut down, because it is not economical to produce at the low oil prices. Weather experts recently announced that La Nina is here which could bring us cold winters, hot summers and a pick-up in hurricane activity. This along with production cuts from OPEC countries should stabilize prices and we expect to see a better environment by fourth quarter1998.

On the positive side, natural gas, paper/forest products and select chemical companies have been strong performers. some of these sectors are beneficiaries of the lower oil prices. Natural gas prices have remained firm throughout the period, as that market is looking for a return to more normal weather during the summer and into next winter. Also, natural gas pipelines are full to capacity and the strategic United States Reserve Base is declining.

Throughout the period, the Fund benefited from its above average emphasis on large capitalization, defensive, value-oriented securities within the natural resource sectors. Noteworthy company performance spanned a diverse group of sectors. The Fund benefited from its position in Exxon, Western Atlas, Smith International, Cytec Industries and Phelps Dodge. Despite the strong fundamentals in the natural gas industry, Coho Energy, Forcenergy and Seagull Energy were weak performers.

Outlook: Our bias toward large capitalization equities continues as the markets struggle with the near term concerns of emerging markets and lower oil prices. however, we see an improved environment toward the end of 1998 as supply/demand excesses should come into balance with anticipated OPEC and non-OPEC production cuts. In fact, many natural resource sectors and stocks have rarely, if ever, sold at such low valuations. We are extremely positive on the longer term outlook for the natural resources markets.

We appreciate your investment in Orbitex Strategic Natural Resources Fund.

The following graph shows a comparison of hypothetical investment of $10,000 in Strategic Natural Resources Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the Lipper Natural Resources Fund Category and the S&P 500 Index.

                                   [GRAPH]

CUMULATIVE TOTAL RETURN* SUMMARY

                                                               Period Ended
                                                             April 30, 1998(a)
                                                             -----------------
Strategic Natural Resources Fund                                   10.74%
Strategic Natural Resources Fund (incl. max. 5.75% sales charge)    4.34%
Lipper Natural Resources fund Category**                           (3.80)%
S&P 500 Index**                                                    22.49%

----------
(a) Commencement date of operations for Strategic Natural Resources Fund is October 23, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and the Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The Lipper Natural Resources Fund Category and the S&P 500 Index are unmanaged indexes whereas the Fund is actively managed. The performance of these indexes does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in these indexes is not possible. Index performance is not intended to represent the future performance of Strategic Natural Resources Fund.

ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
Managed by Orbitex Management, Inc.

Performance Review: During the period from October 22, 1997 (commencement of operations) to April 30, 1998, Info-Tech & Communications Fund had a total return of 30.80%, compared with a total return of 22.49%(a) for the S&P 500 Index and 16.09%(a) for the Lipper Science & Technology Index. The fund seeks to achieve superior long-term capital growth through selective investment in companies engaged in the communication, information and related technology industries.

Towards the end of 1997, the Fund was conservatively positioned in holdings such as the regional Bell operating companies, AT&T and Sprint. With a more positive outlook toward the market emerging at the beginning of January, the Fund was repositioned into more aggressive technology investments. Specifically, the Fund was focused on the deployment and operation of new communications networks around the world. With the rapid privatization of public communications services companies around the world and the rapid consumer and business adoption of the internet, this area, we believed would be the most timely area into which to focus the Fund's assets. In turn, we chose to avoid most of the traditional personal computer hardware and software related companies, which proved to be particularly fortuitous for the Fund.

Some of the top performing names for the Fund during this period included Nokia, which increased over 75% from the beginning of the year. We bought Nokia because of its attractive valuation relative to its growth prospects and its market domination in cellular handsets over it primary competitors, Motorola and Ericcson. Nokia continues to be a top holding in the Fund. Lucent, which has nearly doubled in price since January, was another significant contributor to the Fund's performance. The market recognized both its strong and predictable earnings stream as well as its emerging market dominance as the leading supplier of carrier-class communications equipment. On the services front. WorldCom, with its pending merger with MCI, stands in our view to emerge as the world's foremost telecommunications services provider with a single bundled customer offering of long distance, local, internet and data services. We continue to believe that following the merger, WorldCom will have tremendous long term potential. It remains a core holding of the Fund. Lastly, in search of new ideas to capitalize on the outlook for the internet, the Fund established a position in OzEmail, the leading internet services provider and search engine in Australia and New Zealand. Viewed as extremely inexpensive relative to its U.S.
- based peer group, the stock has effectively doubled since February of this year. However, we continue to see considerable upside in this largely under-followed stock, and it constitutes one of the Fund's largest holdings.

Weak performing sectors for the Fund were semi-conductors and our Latin American holdings. Both Telebras, the phone company of Brazil, and CANTV, the phone company of Venezuela, proved mildly disappointing during the period. Venezuela was impacted by falling oil prices, and Telebras's proposed break-up was marred when the government of Brazil suddenly determined that the break-up would be treated as a taxable event. Neither position is currently held by the Fund, given the overall weakness in emerging market currencies as a result of the current Asia crisis. The Fund's semiconductor holdings, including, Texas Instruments and Maxim, have been flat to slightly down since being added to the Fund in early February. However, since these firms operate in specialized industries, and are not significantly impacted by the memory sector of the semiconductor industry, we view their long term prospects as favorable. The Fund maintained a relatively defensive posture, having 29% of its net assets in cash equivalents as of the end of the reporting period.

Outlook: We believe that many sectors within the technology arena will prove to be under pressure in the year ahead. Clearly, there is decline in both corporate and consumer computer hardware demand driven by the lack of adequate networks to utilize the power of their respective technologies. Hence, we will continue to focus our investments this year on companies across the globe that are either providing solutions to the network bottleneck or emerging communications service companies seeking to deploy network solutions to the corporate and consumer market place. Many of these companies have high growth prospects and valuations, and accordingly, are highly priced relative to the market indexes. However, we utilize a variety of valuation techniques to derive target prices for the securities in the Fund relative to current market benchmarks. By maintaining this discipline, we believe we can effectively manage the risk in these often volatile securities relative to the broad market indexes.

We appreciate your investment in Orbitex Info-Tech & Communications Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Info-Tech & Communications Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the Lipper Science & Technology Index and the S&P 500 Index.



                                   [GRAPH]



CUMULATIVE TOTAL RETURN* SUMMARY


                                                                Period Ended
                                                              April 30, 1998(a)
                                                              -----------------
Info-Tech & Communications Fund                                     30.80%
Info-Tech & Communications Fund (incl. max. 5.75% sales charge)     23.24%
Lipper Science & Technology Index**                                 16.09%
S&P 500 Index**                                                     22.49%

----------
(a) Commencement date of operations for Info-Tech & Communications Fund is October 22, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The Lipper Science & Technology Index and the S&P 500 Index are unmanaged indexes whereas the Fund is actively managed. The performance of these indexes does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in these indexes is not possible. Index performance is not intended to represent the future performance of Info-Tech & Communications Fund.

ORBITEX GROUP OF FUNDS
GROWTH FUND
Managed by Orbitex Management, Inc.

Performance Review: From the commencement of operations of the Fund, October 22, 1997 to April 30, 1998, Orbitex Growth Fund had a return of 19.53%, versus 22.49% for the S&P 500 Index. The objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective through investment in securities believed by Orbitex Management, Inc. to have significant appreciation potential.

Over the same period of time, the S&P Midcap 400 Index returned 11.05% and the small capitalization Russell 2000 Index returned only 5.38%. Throughout the period, the Fund invested in both growth and value oriented stocks, with large, middle and smaller capitalizations, which probably contributed to the lagging performance relative to the large-cap, growth-oriented S&P 500 Index. At around the mid-point of the measurement period, the Fund changed principal managers, and this contributed to an unusually heavy turnover in shares held by the Fund. This was done not for reasons of differing style, but for reasons of differing preferences in terms of industry exposures. The effects of our portfolio realignment is very difficult to measure, but we believe it had a material negative impact upon performance.

Despite the dreadful economic collapse in emerging Asia and Japan during the period, which added significantly to market volatility, domestically both liquidity and economic growth remained very strong. The pressure upon prices of commodities of all kinds kept inflation under check, and Gross Domestic Product and the U.S. savings rates appear to have accelerated concurrently in the first part of 1998. The capital markets have reflected this prosperity.

The Fund benefited from excellent performances in stocks among many diverse industry groupings. Financial service companies, such as H.F. Ahmanson, Comerica and Fleet Financial turned in healthy gains. In the high technology sectors, companies such as THE, Inc., Visual Networks and Symbol technologies performed very well.

We had notably poor performances in companies such as Medpartners, Cellegy Pharmaceuticals and Check Point Software (modest gains were realized on partial sales of Cellegy and Check Point, which are still held).

Portfolio Composition: The Fund's sector and stock weightings are a result of bottom-up stock picking across all capitalizations, on the basis of capital gains potential versus risk. As a result, performance is unlikely to mimic any one broad index. At this writing, the Fund has taken on a fairly conservative tilt, given what we believe to be very high valuations achieved in the market by a number of companies that would otherwise be excellent candidates for the portfolio. Examples include consumer packaged goods companies, many large pharmaceutical companies, and many technology companies. In their stead, the Fund maintains a material but temporary cash position, and a higher weighting than would be typical in the utility industries.

Outlook: The capital markets are expected to remain in relatively healthy condition in the near-term, due to very strong growth in the money supply, muted inflation and the strong U.S. Dollar. We do anticipate an increase in uncertainty relative to earnings prospects, however, and look for increasing volatility in stock prices. If we are correct in this assessment, opportunities to reestablish holdings in attractive sectors (such as those mentioned above) at prudent prices will emerge before long and the Fund has reserves with which to act on short order. In the contrary case, in which excessively high-valued stocks continue upward, the Fund will most likely increase investments in more value-oriented, lower volatility stocks.

We appreciate your investment in Orbitex Growth Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Growth Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the S&P 500 Index.



                                   [GRAPH]



CUMULATIVE TOTAL RETURN* SUMMARY


                                                     Period Ended
                                                   April 30, 1998(a)
                                                   -----------------
Growth Fund-                                            19.53%
Growth Fund (incl. max. 5.75% sales charge)             12.66%
S&P 500 Index**                                         22.49%

----------
(a) Commencement date of operations for Growth Fund is October 22, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The S&P Index are unmanaged index whereas the Fund is actively managed. The performance of the index does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in the index is not possible. Index performance is not intended to represent the future performance of Growth Fund.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
Managed by J.P. Morgan Investment Management, Inc.

Performance Review: From the commencement of operations of the Fund, October 20, 1997 to April 30, 1998, Orbitex Asian High Yield Fund had a return of (5.71)%, versus 11.57%(a) for the Lipper Merging Market Debt Funds Category. The objective of the Fund is high current income. The Fund seeks to achieve this objective by investing in primarily in lower rates and unrated debt securities of companies, financial institutions and governments based in Asia. Capital appreciation is a secondary objective.

Market Overview: The Asian High Yield Fund was launched into the worst market that Asian fixed income assets have seen in years. Several countries, including Thailand, the Philippines, Malaysia, Taiwan, and Korea devalued their currencies, resulting in a significant deterioration in prices for Asian bonds and stocks. In addition, virtually a complete evaporation of liquidity in the region forced some of the countries (Korea, Thailand, and Indonesia) to seek International Monetary Fund (IMF) balance of payments assistance.

The Asian debt market fell to a low in January 1998 as currencies tumbled. However, the debt market recovered somewhat as individual governments took steps to avoid a sovereign default. By the end of the first quarter of 1998, the Asian market was dominated by two main themes. The first was positive, the improvement of the liquidity crisis in Asia (except Indonesia). As a result, a fall in Asian currencies quickly converted trade deficits into surpluses for the affected countries. This provided the region with billions of dollars a month of inflows which eased long term funding pressures. The return of liquidity induced rallies in both Asian equity investments and the emerging market debt which had fallen for fear of the crisis expanding. The second theme of lower commodity prices was negative as the Asian economic contraction had far exceeded expectations. This contraction led to falls in a wide range of commodity prices which faced increased Asian supply and/or reduced Asian demand. While improved liquidity tightened emerging market spreads across the board, falling commodity prices constrained the rally in several markets.

Fund Overview: The Asian High Yield Fund began operations on October 20, 1997 and invested in a number of Asian countries, as well as some non-Asian countries. Concentrations were established in Indonesia and Thailand where attractive corporate securities could be found. As the fourth quarter of 1997 unfolded, investments in Korea became particularly compelling and some of the corporate holdings in Indonesia were reduced to purchase sovereign securities in Korea. At December 31, 1997, the Fund had an investment allocation of 29% in Korea, 17% in the Philippines, and 13% in Indonesia.

For the fourth quarter of 1997, the Fund had a negative return of (10.9)%. This performance was significantly worse than the Salomon Smith Barney High Yield Market Index which returned 2.38% and the Salomon Smith Barney Broad Investment Grade Index which returned 2.95%. However, this was much better than Asian equities which had a negative return of (30.7)% over the same period.

The Fund returned 3.52% for the first quarter 1998. At the beginning of the quarter, the portfolio was invested in 7 countries. When spreads in Asia began to look tight relative to similarly rated Latin American bonds, country allocation was expanded to 13 countries during the quarter to include Malaysia, Hong Kong, and Japan, as well as a number of Latin American or European countries. The Fund's holdings in Indonesia were significantly cut back, as Indonesia's threat to implement a currency board met with widespread disapproval, including disapproval from the U.S. and IMF. The Fund, which was most heavily invested in Korea in terms of individual exposure, was well positioned for the spread tightening which took place over the quarter. Country allocation in Thailand was also increased slightly but was limited somewhat by the lack of supply.

We appreciate your investment in Orbitex Asian High Yield Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Asian High Yield Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the Lipper Emerging Market Debt Funds Category.



                                   [GRAPH]



CUMULATIVE TOTAL RETURN* SUMMARY


                                                        Period Ended
                                                      April 30, 1998(a)
                                                      -----------------
Asian High Yield Fund-                                      (5.71)%
Asian High Yield Fund (incl. max. 4.75% sales charge)      (10.20)%
Lipper Emerging Market Debt Funds Caregory**                11.57%

----------
(a) Commencement date of operations for Asian High Yield Fund is October 20, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The Lipper Emerging Markets Debt Funds Category is an unmanaged index whereas the Fund is actively managed. The performance of the index does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in the index is not possible. Index performance is not intended to represent the future performance of Growth Fund.

ORBITEX GROUP OF FUNDS
ASIAN SELECT ADVISORS FUND
Managed by Bankers Trust Company and Asia Strategic Investment Limited

Performance Review and Holdings: For the period from October 31, 1997 (commencement of operations) to April 30, 1998, the Fund declined (2.93)%, compared with (5.63%)(a) for the MSCI Asia Ex-Japan Free Index, the Fund's benchmark. The Fund's objective is superior long-term capital growth through selective investment in Asian companies. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of Asian companies in normal market conditions.

From October 31, 1997 to April 30, 1998, the Asian financial crisis has taken a huge toll on the currencies and asset value within the region. All regional markets have undergone tremendous contractions and volatilities. Given the abnormally poor operating conditions, the Fund was more concerned about capital preservation and stayed unusually defensive by holding a very high level of cash. This has caused the Fund's holdings in Asian securities to stay below the suggested prospectus percentages for some time. The move has enhanced performance as all the markets declined sharply during the period.

The Fund has maintained a very disciplined approach by investing only when there is believed to be good value. Relatively large exposures were installed in the more stable economies of Hong Kong and Singapore, and the weaker "crisis economies" of Korea, Indonesia, Thailand and Malaysia were generally avoided. This led to a brief period of underperformance, in the first quarter of 1998, when the latter markets staged a strong but short lived rally. This was soon reversed as the poor economic fundamentals re-asserted themselves, and these markets went into sharp decline again.

As these markets corrected, the Fund has become more active over the recent weeks in investing its cash. Decisions based on stock selection led to small positions being placed in Korea, Thailand, and Malaysia,. We have participated in the recapitalization of two Thai banks, namely Bangkok Bank and Thai Farmers Bank. This will be an area that we shall be keeping an eye out for opportunities.

The portfolio's investments are generally composed of large, liquid, index stocks. We have recently gone overweight in Hong Kong and Singapore preferring their stronger economic fundamentals and more consistent and sensible policies, and relatively sound financial systems. Weightings in the crisis economies are a function of our stock selection process rather than top down considerations. Thus, we are overweighted in Thailand and neutral in Korea. Our cautious assessments on Indonesia and the Philippines have not changed, and no weightings are kept in those markets. We are actively looking for purchases as value emerges in India and Taiwan.

Outlook: Given the large uncertainties and volatilities in the markets, the Fund will remain defensive in the near term. Some cash will be kept, and we shall continue with our disciplined investment approach. We still favor the sounder and more matured markets of Hong Kong and Singapore, and we shall retain our cautious approach to the smaller markets where stock selection will be the key.

We appreciate your investment in Orbitex Asian Select Advisors Fund.

The following graph shows a comparison of a hypothetical investment of $10,000 in Asian Select Advisors Fund (assumes reinvestment of all dividends and distributions and a one time sales charge) versus the MSCI Asia Ex-Japan Free Index.



                                   [GRAPH]



CUMULATIVE TOTAL RETURN* SUMMARY


                                                              Period Ended
                                                            April 30, 1998(a)
                                                            -----------------
Asian Select Advisors Fund-                                      (2.93)%
Asian Select Advisors Fund (incl. max. 5.75% sales charge)       (8.54)%
MSCI Asia Ex-Japan Free Index**                                  (5.63)%

----------
(a) Commencement date of operations for Asian Select Advisors Fund is October 31, 1997. Performance for the benchmark is not available from commencement date of operations through April 30, 1998. For that reason, performance for the benchmark is shown from November 1, 1997 through April 30, 1998.

* Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Advisor (Orbitex Management, Inc.) and Administrator and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** The MSCI Asia Ex-Japan Free Index is an unmanaged index whereas the Fund is actively managed. The performance of the index does not reflect any applicable sales charges or other expenses associated with investment in the Fund; direct investment in the index is not possible. Index performance is not intended to represent the future performance of Asian Select Advisors Fund.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
--------------------------------------------------------------------------------
                                                    Shares              Market
                                                                        Value
--------------------------------------------------------------------------------
COMMON STOCKS - 91.21%
Agricultural Machinery - 2.43%
  Delta & Pine Land Co. .....................        3,000            $  138,188
                                                                      ----------
Aluminum - 2.85%
  Alcan Aluminum, Ltd. ......................        5,000               162,500
                                                                      ----------
Chemicals - 4.90%
  Cytec Industries, Inc. (a) ................        2,000               109,500
  Dow Chemical Co. ..........................        1,000                96,687
  Du Pont (E.I.) de Nemours and Co. .........        1,000                72,813
                                                                      ----------
                                                                         279,000
                                                                      ----------
Gas Exploration - 9.54%
  Anderson Exploration, Ltd. (a) ............        4,000                48,673
  Coho Energy, Inc. (a) .....................       10,000                75,625
  Forcenergy, Inc. (a) ......................        3,000                69,187
  Oryx Energy Co. (a) .......................        4,000               104,500
  Seagull Energy Corp. (a) ..................       10,000               170,625
  Weatherford Enterra, Inc. (a) .............        1,500                75,094
                                                                      ----------
                                                                         543,704
                                                                      ----------
Gas & Pipeline Utilities - 1.66%
  Williams Companies, Inc. ..................        3,000                94,875
                                                                      ----------
International Oil - 7.50%
  Poco Petroleum, Ltd. (a) ..................        2,000                22,798
  Ranger Oil, Ltd. ..........................       17,000               117,938
  Santa Fe International Corp. ..............        1,500                58,781
  Texaco, Inc. ..............................        2,000               123,000
  YPF Sociedad Anonima, ADR..................        3,000               104,625
                                                                      ----------
                                                                         427,142
                                                                      ----------
Mining - 10.88%
  Barrick Gold Corp. ........................        4,000                89,750
  Freeport-McMoRan   Copper  &  Gold,   Inc.,
  Class A ...................................        7,000               124,686
  Getchell Gold Corp. (a) ...................        3,000                73,875
  Greenstone Resources, Ltd. (a) ............       15,000                91,875
  Newmont Mining Corp. ......................        2,500                80,468
  Phelps Dodge Corp. ........................        1,500               100,688
  Placer Dome, Inc. .........................        4,000                59,000
                                                                      ----------
                                                                         620,342
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
Oil - 12.48%
  Atlantic Richfield Co. ....................        2,000            $  156,000
                                                                      ----------
  Canadian 88 Energy Corp. (a) ..............       20,000                97,500
  Exxon Corp. ...............................        1,000                72,937
  Halliburton Co. ...........................        2,500               137,500
  Pennzoil Co. ..............................        1,000                64,063
  Triton Energy, Ltd. (a) ...................        1,500                60,188
  Unocal Corp. ..............................        3,000               122,812
                                                                      ----------
                                                                         711,000
                                                                      ----------
Oil & Gas Drilling - 8.70%
  Ensco International, Inc. .................        5,000               141,250
  Santa Fe International Corp. ..............        8,000                82,500
  Smith International, Inc. (a) .............        1,500                88,125
  Ultramar Diamond Shamrock Corp. ...........        3,000                96,937
  UTI Energy Corp. (a) ......................        5,000                86,875
                                                                      ----------
                                                                         495,687
                                                                      ----------
Oil & Gas Exploration and Production - 9.34%
  Benz Energy, Ltd. (a) .....................       10,000                12,448
  Bonavista Petroleum, Ltd. (a) .............       13,000                53,184
  Canadian Conquest Exploration, Inc. (a) ...       50,000                40,211
  EEX Corp. (a) .............................       10,000                96,875
  Global Industries, Inc. (a) ...............        2,500                56,719
  Pacalta Resources, Ltd. (a) ...............        5,000                35,666
  Probe Exploration, Inc. (a) ...............       15,000                65,037
  Total SA, ADR..............................        2,000               117,500
  Ultra Petroleum Corp. (a) .................       15,000                54,023
                                                                      ----------
                                                                         531,663
                                                                      ----------
Paper & Related Products - 9.39%
  Asia Pulp & Paper Co., Ltd., ADR ..........        4,000                58,250
  Champion International Corp. ..............        2,000               107,625
  Louisiana-Pacific Corp. ...................        5,000               109,375
  Tembec, Inc., Class A (a) .................       10,000                66,086
  Union Camp Corp. ..........................        1,300                78,488
  Weyerhaeuser Co. ..........................        2,000               115,250
                                                                      ----------
                                                                         535,074
                                                                      ----------
Petroleum Services - 10.46%
  Baker Hughes, Inc. ........................        2,500               101,250
  Barrington Petroleum, Ltd. (a) ............       15,000                46,156
  Lyondell Petrochemical Co. ................        3,000                98,625
  Noble Drilling Corp. (a) ..................        2,500                80,781
  Seven Seas Petroleum, Inc. (a) ............        2,000                42,500
  Veritas DGC, Inc. (a) .....................        2,000               108,375
  Western Atlas, Inc. .......................        1,500               118,500
                                                                      ----------
                                                                         596,187
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
Software - 0.16%
  Mobius Management Systems, Inc. (a) .......          500            $    9,250
                                                                      ----------
Steel - 0.92%
  AK Steel Holding Corp. ....................        2,500                52,500
                                                                      ----------
TOTAL COMMON STOCKS - (Cost $4,805,529)                                5,197,112
                                                                      ----------



SHORT TERM INVESTMENTS (Cost $181,000) - 3.18%    Principal
TIME DEPOSIT - 3.18%                                Amount
                                                  ----------
  State Street Bank and Trust Co.,
  5.250%, 05/01/1998 ........................   $  181,000               181,000
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $4,986,529) - 94.39%                           5,378,112
OTHER ASSETS AND LIABILITIES - 5.61%                                     319,722
                                                                      ----------
NET ASSETS - 100.00%                                                  $5,697,834
                                                                      ==========
================================================================================
(a)....Denotes non-income producing security.
ADR - American Depository Receipt

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO - TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 71.81%
Advertising - 4.78%
DoubleClick, Inc. (a) .......................        2,800            $  116,725
                                                                      ----------
Business Services - 5.61%
  At Home Corp., Series A (a) ...............        1,700                56,631
  Nokia Corp., ADR ..........................        1,200                80,250
                                                                      ----------
                                                                         136,881
                                                                      ----------
Communication Services - 2.36%
  China Telecom Hong Kong, Ltd., ADR (a) ....        1,000                38,625
  Exodus Communications, Inc. (a) ...........          500                19,000
                                                                      ----------
                                                                          57,625
                                                                      ----------
Electronics - 16.75%
  Altera Corp. (a) ..........................        1,000                40,500
  Applied Materials, Inc. (a) ...............        1,000                36,125
  ARM Holdings Plc, ADR (a) .................          500                20,188
  Broadcom Corp. (a) ........................        2,000                96,000
  Lexmark International Group, Inc.,
  Class A (a) ...............................          600                34,725
  Maxim Integrated Products, Inc. (a) .......        1,500                60,562
  Motorola, Inc. ............................          900                50,062
  Texas Instruments, Inc. ...................        1,100                70,469
                                                                      ----------
                                                                         408,631
                                                                      ----------
Networking Products - 0.90%
  Cisco Systems, Inc. (a) ...................          300                21,975
                                                                      ----------
Software - 14.33%
  ISS Group, Inc. (a) .......................        1,000                44,250
  Mobius Management Systems, Inc. (a) .......        1,500                27,750
  Ozemail, Ltd., ADR ........................       10,000               228,125
  Visual Networks, Inc. (a) .................        1,500                49,687
                                                                      ----------
                                                                         349,812
                                                                      ----------
Telecommunications Equipment - 8.76%
  Advanced Radio Telecom Corp. (a) ..........        1,500                21,938
  Ascend Communications, Inc. (a) ...........        1,600                69,700
  DSC Communications Corp. (a) ..............        1,000                18,000
  Lucent Technologies, Inc. .................          400                30,450
  Newbridge Networks Corp. (a) ..............        1,000                29,312
  Northern Telecom, Ltd. ....................          400                24,350
  Reltec Corp. (a) ..........................          500                19,938
                                                                      ----------
                                                                         213,688
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO - TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                                       Market
                                                    Shares             Value
--------------------------------------------------------------------------------
Telecommunications Services - 6.28%
  Metronet Communications Corp., Class B (a)         1,000           $   25,000
  NTL, Inc. (a) .............................        1,000               39,000
  Omnipoint Corp. (a) .......................        2,200               53,900
  Tellabs, Inc. (a) .........................          500               35,438
                                                                     ----------
                                                                        153,338
                                                                     ----------
Telephone - 12.04%
  BCE, Inc. .................................          500               21,281
  Compania   Anonima   Nacional   Telefonos  de
  Venezuela, ADR ............................        1,200               40,200
  E. Spire Communications, Inc. (a) .........          900               17,100
  ITC Deltacom, Inc. (a) ....................          500               14,313
  Nextlink Communications, Inc., Class A (a)           800               24,000
  Powertel, Inc. (a) ........................        1,600               36,600
  Sprint Corp. ..............................          400               27,325
  Telecomunicacoes Brasileiras, ADR..........          400               48,725
  WorldCom, Inc. ............................        1,500               64,172
                                                                     ----------
                                                                        293,716
                                                                     ----------
TOTAL COMMON STOCKS - (Cost $1,446,288)                               1,752,391
                                                                     ----------

SHORT TERM INVESTMENTS (Cost $706,000) - 28.93%  Principal
TIME DEPOSIT - 28.93%                              Amount
                                                  --------
  State Street Bank and Trust Co.,
    5.250%, 05/01/1998 ......................   $  706,000              706,000
                                                                     ----------
TOTAL INVESTMENTS (COST $2,152,288) - 100.74%                         2,458,391
OTHER ASSETS AND LIABILITIES - (0.74)%                                  (18,049)
                                                                     ----------
NET ASSETS - 100.00%                                                 $2,440,342
                                                                     ==========

================================================================================

(a) Denotes non-income producing security
ADR -  American Depository Receipt

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 101.66%
Advertising - 1.64%
  DoubleClick, Inc. (a) .....................          350            $   14,591
                                                                      ----------
Air Travel - 4.82%
  AMR Corp. (a) .............................          100                15,237
  ASA Holdings, Inc. ........................          440                16,720
  Southwest Airlines Co. ....................          400                10,975
                                                                      ----------
                                                                          42,932
                                                                      ----------
Auto Parts - 3.56%
  CSK Auto Corp. (a) ........................          700                18,900
  Superior Industries International, Inc. ...          400                12,850
                                                                      ----------
                                                                          31,750
                                                                      ----------
Banks - 1.91%
  BankAmerica Corp. .........................          200                17,000
                                                                      ----------
Broadcasting - 3.67%
  Tele-Communications,   Inc.,   Liberty  Media
  Group, Series A (a) .......................          500                16,594
  Tele-Communications,  Inc., TCI Group, Series
  A (a) .....................................          500                16,125
                                                                      ----------
                                                                          32,719
                                                                      ----------
Business Services - 3.22%
  Equifax, Inc. .............................          400                15,475
  Manpower, Inc. ............................          300                13,219
                                                                      ----------
                                                                          28,694
                                                                      ----------
Chemicals - 2.17%
  Dow Chemical Co. ..........................          200                19,337
                                                                      ----------
Computers & Business Equipment - 1.95%
  Symbol Technologies, Inc. .................          450                17,325
                                                                      ----------
Diversified Manufacturing- 1.91%
  General Electric Co. ......................          200                17,025
                                                                      ----------
Drugs & Health Care - 8.64%
  Agouron Pharmaceuticals, Inc. (a) .........          500                17,000
  Amgen, Inc. ...............................          200                11,925
  Biogen, Inc. (a) ..........................          100                 4,438
  Bristol-Myers Squibb Co. ..................          100                10,587
  Cellegy Pharmaceuticals, Inc. (a) .........        1,300                 7,394
  Merck & Co., Inc. .........................          100                12,050
  RLI Corp. .................................          250                13,562
                                                                      ----------
                                                                          76,956
                                                                      ----------
Electric Utilities - 2.95%
  Eastern Utilities Assoc. ..................        1,000                26,250
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
Electronics - 5.25%
  ARM Holdings Plc, ADR (a) .................          200            $    8,075
  Maxim Integrated Products, Inc. (a) .......          250                10,094
  SGS-Thomson Microelectronics NV (a) .......          100                 8,450
  Texas Instruments, Inc. ...................          100                 6,406
  Xilinx, Inc. (a) ..........................          300                13,725
                                                                      ----------
                                                                          46,750
                                                                      ----------
Financial Services - 2.70%
  Countrywide Credit Industries, Inc. .......          250                12,094
  Federal National Mortgage Assoc. ..........          200                11,975
                                                                      ----------
                                                                          24,069
                                                                      ----------
Gas & Pipeline Utilities - 2.73%
  Leviathan Gas Pipeline Partners ...........          750                24,328
                                                                      ----------
Homebuilders - 0.96%
  Kaufman & Broad Home Corp. ................          290                 8,584
                                                                      ----------
Industrial Machinery - 3.46%
  Magna International, Inc., Class A ........          200                14,912
  Tokheim Corp. (a) .........................        1,000                15,875
                                                                      ----------
                                                                          30,787
                                                                      ----------
Insurance - 0.96%
  20th Century Industries ...................          300                 8,550
                                                                      ----------
International Oil - 0.93%
  Chevron Corp. .............................          100                 8,269
                                                                      ----------
Metals - 6.18%
  Friedman Industries, Inc. .................        5,775                42,591
  Precision Castparts Corp. .................          200                12,425
                                                                      ----------
                                                                          55,016
                                                                      ----------
Mining - 3.09%
  Getchell Gold Corp. (a) ...................          600                14,775
  Homestake Mining Co. ......................        1,100                12,787
                                                                      ----------
                                                                          27,562
                                                                      ----------
Networking Products - 2.64%
  3Com Corp. (a) ............................          260                 8,889
  Cisco Systems, Inc. (a) ...................          200                14,650
                                                                      ----------
                                                                          23,539
                                                                      ----------
Paper - 4.37%
  Pope & Talbot, Inc. .......................        2,500                38,906
                                                                      ----------
Petroleum Services - 1.06%
  Global Marine, Inc. (a) ...................          400                 9,425
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

------------------------------------------------------------------------------
                                                                       Market
                                                     Shares             Value
------------------------------------------------------------------------------
Real Estate - 2.02%
   Catellus Development Corp.(a)...................     300          $   5,344
   Lennar Corp. ...................................     450             12,655
                                                                     ---------
                                                                        17,999
                                                                     ---------
Retail - 1.36%
   Viking Office Products, Inc. (a) ...............     500             12,094
                                                                     ---------

Retail Trade - 1.95%
   Longs Drug Stores Corp. ........................     600             17,362
                                                                     ---------
   Savings and Loan - 3.49%
   Golden West Financial Corp. ....................     150             15,797
   H.F. Ahmanson & Co. ............................     200             15,250
                                                                     ---------
                                                                        31,047
                                                                     ---------
Software - 13.99%
   Check Point Software Technologies, Ltd. (a) ....     200              5,875
   Computer Associate International, Inc. .........     300             17,569
   Electronic Arts, Inc. (a) ......................     300             13,875
   HTE, Inc. (a) ..................................     500             14,000
   Pegasystems, Inc. (a) ..........................     700             13,125
   Peregrine Systems, Inc. (a) ....................     600             14,475
   Transaction Systems Architects, Inc., Class A (a)    300             12,600
   Visual Networks, Inc. (a) ......................   1,000             33,125
                                                                     ---------
                                                                       124,644
Telecommunications Services - 1.59%
   Tellabs, Inc. (a) ..............................     200             14,175
                                                                     ---------

Tobacco - 1.86%
   UST, Inc. ......................................     600             16,538
                                                                     ---------

Transportation - 1.54%
   C.H. Robinson Worldwide, Inc. ..................     600             13,725
                                                                     ---------

Trucking & Freight Forwarding - 3.09%
   Air Express International Corp. ................     400             10,500
   Expeditores International ......................     400             17,000
                                                                     ---------
                                                                        27,500
                                                                     ---------
TOTAL COMMON STOCKS - (Cost $846,862)                                  905,448
                                                                     ---------

TOTAL INVESTMENTS (COST $846,862) - 101.66%                            905,448
OTHER ASSETS AND LIABILITIES - (1.66)%                                 (14,808)
                                                                     ----------
NET ASSETS - 100.00%                                                   890,640
                                                                     =========
================================================================================
(a) Denotes non-income producing security
ADR -  American Depository Receipt

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

--------------------------------------------------------------------------------
                                                   Principal            Market
                                                    Amount              Value
--------------------------------------------------------------------------------
BONDS AND NOTES - 106.23%
BRAZIL - 1.15%
Government - 1.15%
  Republic of Brazil C Bond, 5.00%
    with   3.00%    Interest    Capitalization,
  04/15/2014 (a)(b)..........................   $   52,279            $   43,326
                                                                      ----------
CHINA - 2.46%
Government - 1.22%
  Guangdong International Trust
    & Investment Corp., 8.750%, 10/24/2016 (c)      50,000                46,000
                                                                      ----------
Municipal - 1.24%
  Zhuhai  Hwy Co.,  Ltd.,  11.500%,  07/01/2008
  (c) .......................................       50,000                46,750
                                                                      ----------
HONG KONG - 2.56%
Industrial - 1.26%
  Hutchison Whampoa,  Ltd., 6.950%,  08/01/2007
  (c)........................................       50,000                47,395
                                                                      ----------
Real Estate - 1.30%
  Cheung Kong Finance, 5.500%, 09/30/1998 ...       50,000                49,125
                                                                      ----------
INDIA - 6.19%
Energy - 4.93%
  Tata Electric Co., 7.875%, 08/19/2007 (c)..      200,000               185,720
                                                                      ----------
Industrials - 1.26%
  Reliance     Industries,     Ltd.,    8.125%,
  09/27/2005 (c).............................       50,000                47,500
                                                                      ----------

INDONESIA- 0.92%
Food, Beverage & Tobacco - 0.92%
  Sampoerna    International   Financial   Co.,
  8.375%,
    06/15/2006 (c)...........................       50,000                34,500
                                                                      ----------
JAPAN - 8.71%
Banks - 2.61%
  Tokai  Preferred  Capital  Co.  LLC,  9.980%,
  12/29/2049 (c)(d)                                100,000                98,500
                                                                      ----------
Electric Utilities - 6.10%
  Tenaga Nasional  Berhad,  7.625%,  04/29/2007
  (c)                                               50,000                44,875
  Tenaga Nasional  Berhad,  7.875%,  06/15/2004
  (c)                                              200,000               184,790
                                                                      ----------
                                                                         229,665
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                   Principal              Market
                                                    Amount                 Value
--------------------------------------------------------------------------------
KOREA - 37.61%
Banks - 8.75%
  Korea Development Bank, 7.000%, 07/15/1999    $  100,000            $   98,590
  Korea Development Bank, 7.375%, 09/17/2004       250,000               230,825
                                                                      ----------
                                                                         329,415
                                                                      ----------
Government - 14.55%
  Export-Import   Bank   of   Korea,    6.500%,
  02/10/2002 ................................      110,000               100,937
  Export-Import   Bank   of   Korea,    6.500%,
  11/15/2006 ................................      200,000               175,000
  Export-Import   Bank   of   Korea,    7.100%,
  03/15/2007 ................................       80,000                74,800
  Republic of Korea, 8.875%, 04/15/2008 .....      200,000               197,210
                                                                      ----------
                                                                         547,947
                                                                      ----------
Industrials - 4.96%
  Pohang Iron & Steel, Ltd., 7.500%, 08/1/2002     200,000               187,000
                                                                      ----------
Telecommunications Services - 7.27%
  Korea Telecom, 7.625%, 04/15/2007 .........      100,000                88,744
  SK Telecom Co., Ltd., 7.750%, 04/29/2004 ..      200,000               185,250
                                                                      ----------
                                                                         273,994
                                                                      ----------
Utilities - 2.08%
  Korea   Electric    Power   Corp.,    6.375%,
  12/01/2003 ................................       90,000                78,300
                                                                      ----------

MALAYSIA - 1.23%
Industrials - 1.23%
  Petroliam     Nasional    Berhad,     7.125%,
  08/15/2005 (c).............................       50,000                46,340
                                                                      ----------

MEXICO - 2.75%
Industrials - 2.75%
  AXA SA de CV, 9.000%, 08/04/2004 (c).......       50,000                49,125
  Copamex   Industrias   SA  De  CV,   11.375%,
  04/30/2004 ................................       50,000                54,625
                                                                      ----------
                                                                         103,750
                                                                      ----------
PHILIPPINES - 21.15%
Energy - 9.21%
  Ce Casecnan Water & Energy, Inc.,
    Senior Note, 11.450%, 11/15/2005 ........      100,000               105,200
  Ce Casecnan Water & Energy, Inc.,
    Senior Note, 11.950%, 11/15/2010 ........      225,000               241,603
                                                                      ----------
                                                                         346,803
                                                                      ----------
Government - 9.11%
  Bangko   Sentral   Ng   Philipinas,   8.600%,
  06/15/2027 ................................      100,000                90,000
  ING Bank NV,  Floating Rate Note,  02/12/1999
  (c)(e)(d)(f) ..............................      100,000               104,250
  Republic of Philippines, 8.875%, 04/15/2008      150,000               148,875
                                                                      ----------
                                                                         343,125
                                                                      ----------
Telephone - 2.83%
  Philippine Long Distance Telephone,  10.625%,
  06/02/2004 ................................      100,000               106,470
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------
                                                   Principal              Market
                                                    Amount                 Value
--------------------------------------------------------------------------------
RUSSIA - 1.17%
Government - 1.17%
  Russia    Ministry   of   Finance,    9.250%,
  11/27/2001 ................................   $   30,000            $   29,475
  Russia   Ministry   of   Finance,    10.000%,
  06/26/2007 ................................       15,000                14,456
                                                                      ----------
                                                                          43,931
                                                                      ----------
THAILAND - 12.12%
Banks - 4.58%
  Bangkok  Bank  Public  Co.,   Ltd.,   7.250%,
  09/15/2005 (c) ............................      200,000               172,340
                                                                      ----------
Industrials - 7.54%
  PTTEP     International,     Ltd.,    7.625%,
  10/01/2006 (c).............................      320,000               283,888
                                                                      ----------

TURKEY - 5.37%
Government - 5.37%
  Republic of Turkey, 10.000%, 09/19/2007 ...      100,000               102,500
  Sultan,  Ltd.,  Floating  Rate Note,  8.750%,
  06/11/1999 (d) ............................      100,000                99,760
                                                                      ----------
                                                                         202,260
                                                                      ----------
UNITED STATES - 2.84%
Government - 2.84%
  United   States   Treasury   Note,    6.875%,
  05/15/2006 ................................      100,000               107,062
                                                                      ----------
TOTAL BONDS AND NOTES - (Cost $4,015,710)                              4,001,106
                                                                      ----------
PREFERRED STOCKS (Cost $49,716) - 1.32%
CHINA - 1.32%                                       Shares
                                                    ------
Industrials - 1.32%
  Swire Pacific, Ltd., 9.33%, Series 144A(c).        2,200                50,050
                                                                      ----------

TOTAL LONG TERM  INVESTMENTS - (Cost $4,065,426)                       4,051,156
                                                                      ----------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

-------------------------------------------------------------------------------
                                                   Principal           Market
                                                    Amount             Value
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (Cost $354,755) - 9.42%
UNITED STATES - 9.42%
Government - 9.42%
  United States Treasury Bill,
    4.850% - 4.990%, 06/25/1998 - 07/09/1998(g) $  358,000           $  354,755
                                                                     ----------

TOTAL INVESTMENTS (Cost $4,420,181) - 116.97%                         4,405,911
OTHER ASSETS AND LIABILITIES - (16.97)%                                (639,354)
                                                                     ----------
NET ASSETS - 100.00%                                                 $3,766,557
                                                                     ==========


(a) The coupon rate shown on step-up coupon bond represents the rate as of April 30, 1998.
(b)  Bond pays stated or additional interest with "payment-in-kind" (PIK) bonds.
(c) Securities purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally only to qualified institutional buyers. At April 30, 1998, these securities amounted to $1,442,023, representing 38.29% of the Fund's net assets.
(d) The coupon rate shown on floating rate note represents the rate at April 30, 1998.
(e) Illiquid security restricted as to resale, represents 2.77% (at value) of the net assets of the Fund, with an acquisition date of 02/12/98 and acquisition cost of $100,000.
(f) Structured Note which pays an interest amount at either the Philippines T-Bill rate (currently at 17.7%, resets semi-annually) less 2.25% or LIBOR plus 100 basis points, whichever is higher at the due date.
(g)  The coupon rate represents the annualized yield at date of purchase.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIAN SELECT ADVISORS FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

--------------------------------------------------------------------------------
                                                                        Market
                                                    Shares              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 41.60%
HONG KONG - 19.04%
Conglomerates - 4.58%
  Hutchison Whampoa .........................        1,000            $    6,184
                                                                      ----------
Real Estate - 4.65%
  Citic Pacific, Ltd. .......................        1,000                 3,072
  Wharf Holdings ............................        2,000                 3,202
                                                                      ----------
                                                                           6,274
                                                                      ----------
Retail - 4.22%
  New World Development Co., Ltd. ...........        2,000                 5,693
                                                                      ----------
Telephone - 5.59%
  China Telecom, Ltd. .......................        2,000                 3,796
  Hong Kong Telecomm ........................        2,000                 3,744
                                                                      ----------
                                                                           7,540
                                                                      ----------
KOREA - 4.04%
Electric Utilities - 4.04%
  Korea Electric Power Corp. ................          400                 5,447
                                                                      ----------
SINGAPORE - 14.18%
Building Materials & Construction - 3.12%
  Hong Leong Asia, Ltd. .....................        5,000                 4,202
                                                                      ----------
Electronics - 3.27%
  Singapore Technologies ....................        5,137                 4,415
                                                                      ----------
Telephone - 3.82%
  Singapore Telecommunications, Ltd. ........        3,000                 5,156
                                                                      ----------
Transportation - 3.97%
  Keppel Telecom & Transport ................        8,000                 5,359
                                                                      ----------
THAILAND - 4.34%
Banks - 4.34%
  Bangkok Bank ..............................          600                 1,506
  Thai Farmers Bank Public Co., Ltd. ........        1,900                 4,350
                                                                      ----------
                                                                           5,856
                                                                      ----------
TOTAL COMMON STOCKS - (Cost $57,817)                                      56,126
                                                                      ----------

TOTAL INVESTMENTS (Cost $57,817) - 41.60%                                 56,126

OTHER ASSETS AND LIABILITIES - 58.40%                                     78,795
                                                                      ----------
NET ASSETS -100.00%                                                   $  134,921
                                                                      ==========

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1998

                                                          Strategic
                                                           Natural       Info-Tech &                  Asian High         Asian
                                                          Resources    Communications      Growth       Yield       Select Advisors
                                                            Fund            Fund            Fund        Fund            Fund
                                                            ----            ----            ----        ----            ----
ASSETS
   Investments in securities, at value (Note 2)......  $   5,197,112  $    1,752,391  $    905,448  $   4,051,156   $      56,126
   Short term investments (Note 2)...................        181,000         706,000             -        354,755               -
                                                       -------------  --------------  ------------  -------------   -------------
         Total investments...........................      5,378,112       2,458,391       905,448      4,405,911          56,126

   Cash..............................................            855           2,760        81,923        378,422          85,944
   Foreign currency, at value........................         35,384               -             -              -           1,065
   Receivable for securities sold....................        372,880               -        18,627              -               -
   Interest receivable...............................             26             103             -         77,358               -
   Dividends receivable..............................          8,430             498         4,063          1,283              83
   Receivable for fund shares sold...................        246,116         133,455         9,413         39,035               -
   Receivable due from advisor (Note 3)..............          6,407          14,614        17,142         28,783          22,647
   Prepaid expenses..................................          6,048           6,049         5,381          6,179           5,378
   Deferred organizational expenses (Note 2).........         16,891          16,881        16,881         16,871          16,974
                                                       -------------  --------------  ------------  -------------   -------------
           TOTAL ASSETS..............................      6,071,149       2,632,751     1,058,878      4,953,842         188,217

LIABILITIES
   Payable for securities purchased..................        310,203         117,894       114,432        376,771               -
   Payable for fund shares redeemed..................              -          22,019             -              -               -
   Payable for trustee fees (Note 3).................          1,000           1,000         1,000          1,000           1,000
   Payable for organizational expense (Note 2).......          4,589           4,589         4,589          4,589           4,589
   Payable for line of credit (Note 9)...............              -               -             -        750,000               -
   Accrued expenses and other liabilities............         57,523          46,907        48,217         54,925          47,707
                                                       -------------  --------------  ------------  -------------   -------------
           TOTAL LIABILITIES.........................        373,315         192,409       168,238      1,187,285          53,296
                                                       -------------  --------------  ------------  -------------   -------------
               NET ASSETS............................  $   5,697,834  $    2,440,342  $    890,640  $   3,766,557   $     134,921
                                                       =============  ==============  ============  =============   =============

NET ASSETS
   Paid-in capital...................................  $   5,484,453  $    2,164,523  $    776,356  $   3,931,613   $     137,824
   Undistributed net investment income...............        119,210               -        13,074         26,364               -
   Accumulated net realized gain (loss) on
      investments and foreign currency transactions..       (297,412)        (30,284)       42,624       (177,150)         (1,212)
   Net unrealized appreciation (depreciation) on
      investments and foreign currency transactions..        391,583         306,103        58,586        (14,270)         (1,691)
                                                       -------------  --------------  ------------  -------------   -------------
           NET ASSETS................................  $   5,697,834  $    2,440,342  $    890,640  $   3,766,557   $     134,921
                                                       =============  ==============  ============  =============   =============

NET ASSET VALUE PER SHARE
   Net asset value per share (based on shares
      of beneficial interest outstanding, par
      value $0.01 per share).........................  $       16.54  $        19.62  $     17.93   $        10.93  $       14.56
                                                       =============  ==============  ===========   ==============  =============

   Maximum sales charge (Note 1).....................          5.75%           5.75%        5.75%            4.75%          5.75%

   Offering price per share..........................  $       17.55  $        20.82  $      19.02  $       11.48   $       15.45
                                                       =============  ==============  ============  =============   =============

   Total shares outstanding at end of period.........        344,464         124,389        49,674        344,640           9,265
                                                       =============  ==============  ============  =============   =============

   Cost of investments...............................  $   4,986,529  $    2,152,288  $    846,862  $   4,420,181   $      57,817
                                                       =============  ==============  ============  =============   =============

   Foreign currency, at cost.........................  $      35,384  $            -  $          -  $           -   $       1,065
                                                       =============  ==============  ============  =============   =============

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF OPERATIONS
For the Period Ended April 30, 1998 *

                                                          Strategic
                                                           Natural       Info-Tech &                  Asian High         Asian
                                                          Resources    Communications     Growth        Yield      Select Advisors
                                                            Fund            Fund           Fund          Fund             Fund
                                                            ----            ----           ----          ----             ----
INVESTMENT INCOME
   Interest income...................................  $     19,752  $       2,943    $       502  $     122,532   $          80
   Dividend income...................................       157,738          1,726         18,839          1,283             310
   Foreign taxes withheld............................          (369)           (62)            (7)             -               -
                                                       ------------  -------------    -----------  -------------   -------------
      TOTAL INVESTMENT INCOME........................       177,121          4,607         19,334        123,815             390

EXPENSES
   Custodian fee (Note 3)............................        45,074         40,820         45,605         36,946          51,513
   Administration fee (Note 3).......................        43,750         43,750         43,750         43,750          43,750
   Investment advisor fee (Note 3)...................        25,989          5,113          2,423         17,612             953
   Professional fees.................................        24,000         24,000         24,000         24,000          24,000
   Transfer agent fee................................        14,860         15,028         14,893         14,971          14,129
   Registration fees.................................        17,000         15,510         15,219         16,404          15,100
   Distribution fee (Note 3).........................         8,316          1,635          1,291          4,227             254
   Printing expense..................................         7,000          7,000          7,000          7,000           7,000
   Insurance fee.....................................         2,917          2,917          2,917          2,917           2,917
   Trustees' fee (Note 3)............................         2,000          2,000          2,000          2,000           2,000
   Miscellaneous expense.............................            30             28             28          2,001              58
   Amortization of organizational expense (Note 2)...         1,963          1,973          1,973          1,983           1,880
   Interest expense (Note 9).........................             -              -              -          1,924               -
                                                       ------------  -------------    -----------  -------------   -------------
       Total expenses before waivers,
       reimbursements and custodial credits .........       192,899        159,774        161,099        175,735         163,554
   Expenses waived and reimbursed (Note 3)...........      (142,005)      (148,028)      (154,315)      (172,701)       (160,290)
   Fees reduced by credits allowed by the
         custodian (Note 3)..........................        (1,091)        (1,929)        (1,622)        (1,110)         (1,677)
                                                       ------------  -------------    ----------- --------------  --------------
       NET EXPENSES..................................        49,803          9,817          5,162          1,924           1,587
                                                       ------------  -------------    -----------  -------------   -------------

       NET INVESTMENT INCOME (LOSS)..................       127,318         (5,210)        14,172        121,891          (1,197)
                                                       ------------  -------------    -----------  -------------   -------------

REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS AND
      FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
      Investments....................................      (290,842)       (30,284)        41,526       (177,110)         (1,212)
      Foreign currency related transactions..........          (615)             -              -              -              44
                                                       ------------  -------------    -----------  -------------   -------------
         Total net realized gain (loss)..............      (291,457)       (30,284)        41,526       (177,110)         (1,168)
   Net change in unrealized appreciation
      (depreciation) on investment transactions......       391,583        306,103         58,586        (14,270)         (1,691)
                                                       ------------  -------------    -----------  -------------   -------------
         NET REALIZED AND UNREALIZED
              GAIN (LOSS)............................       100,126        275,819        100,112       (191,380)         (2,859)
                                                       ------------  -------------    -----------  -------------   -------------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
         OPERATIONS..................................  $    227,444  $     270,609    $   114,284  $     (69,489)  $      (4,056)
                                                       ============  =============    ===========  =============   =============

   SALES CHARGE PAID TO
      FUNDS DISTRIBUTOR, INC. .......................  $     38,790  $      47,510    $     5,248  $      55,389   $       1,100
                                                       ============  =============    ===========  =============   =============


* The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended April 30, 1998 *

                                                         Strategic
                                                          Natural       Info-Tech &                  Asian High          Asian
                                                         Resources    Communications    Growth          Yield       Select Advisors
                                                           Fund            Fund          Fund           Fund           Fund
                                                           ----            ----          ----           ----           ----
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss).........................  $   127,318   $    (5,210)    $    14,172    $    121,891     $   (1,197)
Net realized gain (loss) on investments and
   foreign currency related transactions.............     (291,457)      (30,284)         41,526        (177,110)        (1,168)
Net change in unrealized appreciation
   (depreciation) on investment transactions.........      391,583       306,103          58,586         (14,270)        (1,691)
                                                       -----------   -----------     -----------    ------------     ----------
Net increase (decrease) in net assets
   resulting from operations.........................      227,444       270,609         114,284         (69,489)        (4,056)
                                                       -----------   -----------     -----------    ------------     ----------

Dividends and distributions to shareholders
   from:
Net investment income................................       (7,147)            -               -         (95,628)             -
Distributions in excess of net realized gains........       (6,916)            -               -               -              -
                                                       -----------   -----------     -----------    ------------     ----------
   Total dividends and distributions to shareholders.      (14,063)            -               -         (95,628)             -
                                                       -----------   -----------     -----------    ------------     ----------

Fund share transactions:
Proceeds from fund shares sold.......................   10,833,321     2,171,752         756,356       5,998,122        118,977
Proceeds from reinvestment of dividends..............       12,051             -               -          21,381              -
Cost of fund shares redeemed.........................   (5,380,919)      (22,019)              -      (2,107,829)             -
                                                       -----------   -----------     -----------    ------------     ----------
   Net increase from fund share transactions.........    5,464,453     2,149,733         756,356       3,911,674        118,977

Total increase in net assets.........................    5,677,834     2,420,342         870,640       3,746,557        114,921
                                                       -----------   -----------     -----------    ------------     ----------

Net assets:
Beginning of period (Note 8).........................       20,000        20,000          20,000          20,000         20,000
                                                       -----------   -----------     -----------    ------------     ----------
End of period .......................................  $ 5,697,834   $ 2,440,342     $   890,640    $  3,766,557     $  134,921
                                                       ===========   ===========     ===========    ============     ==========

Number of fund shares:
Shares outstanding at beginning of period (Note 8)...        1,333         1,333           1,333           1,667          1,333
Shares sold..........................................      709,678       124,204          48,341         528,380          7,932
Shares reinvested....................................          713             -               -           2,010              -
Shares redeemed......................................     (367,260)       (1,148)              -        (187,417)             -
                                                       ------------  -----------     -----------    ------------     ----------
Net increase in shares outstanding...................      343,131       123,056          48,341         342,973          7,932
                                                       -----------   -----------     -----------    ------------     ----------
   Total shares outstanding at end of period.........      344,464       124,389          49,674         344,640          9,265
                                                       ===========   ===========     ===========    ============     ==========

Undistributed net investment income at
   end of period ....................................  $   119,210   $         -     $    13,074    $     26,364     $        -
                                                       ===========   ===========     ===========    ============     ==========


* The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
For the Period Ended April 30, 1998 (a)
Selected data based on a share outstanding throughout the period indicated

                                            Strategic
                                             Natural           Info-Tech &
                                            Resources        Communications          Growth           Asian High
                                               Fund               Fund                Fund            Yield Fund
                                               ----               ----                ----            ----------

Net asset value, beginning of period ...    $   15.00          $   15.00           $   15.00          $   12.00          $   15.00
                                            ---------          ---------           ---------          ---------          ---------
Income    (loss)    from     investment
operations:
Net investment income ..................         0.38 (d)           0                   0.26(d)            0.45               0.00
Net   realized  and   unrealized   gain
(loss)  on   investments   and  foreign
currency related transactions ..........         1.22               4.62                2.67              (1.15)             (0.44)
                                            ---------          ---------           ---------          ---------          ---------
Total  income  (loss)  from  investment
operations .............................        (1.60)              4.62                2.93              (0.7)              (0.44)
                                            ---------          ---------           ---------          --------           ---------
Less  distributions from net investment
income .................................        (0.03)                 -                   -                 (0.37)              -
Less   distributions   in   excess   of
capital gains ..........................        (0.03)                 -                   -                  -                  -
                                            ---------          ---------           ---------          ---------          ---------
Total     distributions     from    net
investment income and net capital gains         (0.06)                 -                   -              (0.37)                 -
                                            ---------          ---------           ---------          ---------          ---------
Net asset value, end of period              $   16.54          $   19.62           $   17.93          $   10.93          $   14.56
                                            ==========         ==========          ==========         ==========         =========
Total Return (b)                                10.74%             30.80%              19.53%             (5.71)%            (2.93)
                                            =========          =========           =========          =========          =========

Ratios and Supplemental Data:

Net assets, end of period (in 000's)        $   5,698          $   2,440           $     891          $   3,767          $     135
                                                                                         ---
Ratio  of   expenses   to  average  net
assets (including interest expense) (c)          2.40%              2.40%               1.60%              0.14%              2.50%

Ratio  of   expenses   to  average  net
assets (including interest  expense and
custodial credits) (c)                           2.45%              2.88%               2.11%              0.22%              5.14%

Ratio  of   expenses   to  average  net
assets   without    expenses    waived,
reimbursed  and/or reduced by custodial
credits (c)                                      9.27%             39.06%              50.13%             12.47%            257.54%

Ratio of net  investment  income (loss)
to average net assets (c)                        6.12% (d)         -1.27%               4.41%              8.65% (d)         (1.89)

Portfolio turnover rate                           519%                76%                448%               173%                 5%
------------------------------------------------------------------------------------------------------------------------------------

(a)  The  commencement  of  investment  operations  was  October  23,  1997  for
     Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Periods less than one year are not annualized.
(c)  Annualized for periods less than one year.
(d) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor during the current fiscal year.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1998

1.    Organization

Orbitex Group of Funds (the "Trust") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of five funds (collectively the "Funds" and individually the "Fund") as follows: Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund. Each Fund operates as a diversified investment company except Asian High Yield Fund which operates as a non-diversified investment company. The commencement date of operations for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund was October 23, 1997, October 22, 1997, October 22, 1997, October 20, 1997 and October 31, 1997, respectively. All Funds are offered at net asset value plus a maximum sales load of 5.75%, except for Asian High Yield Fund, which is offered at net asset value plus a maximum sales load of 4.75%.

2.    Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation and Transactions

Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Advisor or Sub-Advisor deems it appropriate, prices obtained from an independent pricing service will be used. Short term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by Orbitex Management, Inc. (the "Advisor") to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trustees.

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Market discount, original issue discount and premium are accreted and amortized respectively, on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded at their fair value as income and as the cost basis of such securities.

Expenses

Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Distributions to Shareholders

Income dividends will normally be declared and distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund as a whole.

Deferred Organizational Costs

Organizational expenses have been deferred and are being amortized over a period of five years commencing with operations. The Advisor has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. The Advisor has paid a majority of the organizational costs of the Funds and was reimbursed by the Funds.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

Structured Notes

Each Fund may invest in structured notes, whose principal amount, redemption terms or conversion terms are related to specific securities or other indices. The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially lower than prevailing market rates.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia, such turmoil could have a negative effect on the share prices of the Funds; particularly the Asian High Yield Fund and the Asian Select Advisors Fund.

The Strategic Natural Resources Fund, Info-Tech & Communications Fund and Asian High Yield Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

3.    Fees and Compensation Paid to Affiliates and Other Parties

Advisory Fees

Each Fund has entered into an Investment Advisory Agreement with the Advisor. As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, 0.75% for the Growth Fund, 1.25% for the Asian High Yield Fund, and 1.50% for the Asian Select Advisors Fund. The Advisory Agreement also provides that the Advisor may retain Sub-Advisers at the Advisor's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

The Advisor has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.40%, 2.40%, 1.60%, 2.00%, and 2.50% for the Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively, subject to possible reimbursement by the Asian High Yield Fund in future years if such reimbursement can be achieved within the foregoing expense limit. The Advisor has agreed to waive or limit its fees and to pay all operating expenses, not including interest expense but including fee waivers and custodial credits, of the Asian High Yield Fund for the first 150 days of the Fund's operation and in 60 day intervals thereafter. The waivers for the advisor's fee for the period ended April 30, 1998 amounted to $25,989, $5,113, $2,423, $17,612 and $953 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively. The reimbursements for the period ended April 30,1998 amounted to $55,295, $74,137, $80,890, $96,111 and $82,263 for Strategic
Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

Sub-Advisory Fees

Asian High Yield Fund and Asian Select Advisors Fund both have Sub-Advisory relationships. Pursuant to separate Sub-Advisory Agreements among each Sub-Advisor, the Advisor and the Trust, each Sub-Advisor is responsible for the selection and management of portfolio investments for a Fund, or for its segment of a particular Fund, in accordance with the Fund's investment objective and policies and under the supervision of the Advisor.

                            ORBITEX GROUP OF FUNDS

                        NOTES TO FINANCIAL STATEMENTS
                                April 30, 1998

On a monthly basis, each Sub-Advisor receives a sub-advisory fee, paid by the Advisor, based on the applicable Fund's average daily net assets as follows:

--------------------------------------------------------------------------------------------------
                                                  Asia Strategic              J.P. Morgan
                     Bankers Trust Company          Investment                Investment
                                                Management Limited         Management, Inc.
--------------------------------------------------------------------------------------------------
Asian High Yield               -                         -               0.50%  on the  first  $50
Fund                                                                     million average daily net
                                                                         assets of the Fund; 0.45%
                                                                         on the next  $50  million
                                                                         average  daily net assets
                                                                         of the Fund; and 0.40% on
                                                                         the  average   daily  net
                                                                         assets over $100  million
                                                                         of the Fund
--------------------------------------------------------------------------------------------------
Asian Select         0.70% of the  average     0.50% of the  average               -
Advisors Fund        daily  net  assets of     daily  net  assets of
                     the Fund  advised  by     the Fund  advised  by
                     Bankers         Trust     Asia        Strategic
                     Company.                  Investment
                                               Management Limited
--------------------------------------------------------------------------------------------------

Administration Fees

State Street Bank and Trust Company ("State Street") serves as the Administrator of the Trust. For providing administrative services to the Funds, State Street will receive from each Fund, a monthly fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets, plus 0.08% of the next $100 million of each Fund's average daily net assets, plus 0.06% of each Fund's average daily net assets in excess of $200 million, subject to certain minimum requirements. State Street agreed to waive certain fees for the period ended April 30, 1998 which amounted to $40,014, $41,403, $41,412, $40,544, and
$41,610 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

Custodian Fees

State Street serves as the Trust's custodian, including holding all portfolio securities and cash assets of the Trust and providing accounting services including daily valuation of the shares of each Fund, for which it receives an annual custody and accounting fee. State Street agreed to waive certain fees for the period ended April 30, 1998 which amounted to $20,707, $27,375, $29,590, $18,434 and $35,464 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

Distributor

Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets of the Asian High Yield Fund and 0.40% of the average daily net assets of each of the other Funds.

Trustees Fees

The Funds pay no compensation to their Trustees who are employees of the Advisor or Sub-Advisors. Trustees who are not Advisor or Sub-Advisor employees receive an annual fee of $5,000.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

4.   Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1998, were as follows:

                                                                        Gross              Gross         Net Unrealized
                                                   Identified        Unrealized         Unrealized        Appreciation
                                                      Cost          Appreciation       Depreciation      (Depreciation)
------------------------------------------------------------------------------------------------------------------------
Strategic Natural Resources Fund.............   $    5,014,480    $     429,886     $      66,254        $    363,632
Info-Tech & Communications Fund..............        2,152,288          329,395            23,292             306,103
Growth Fund..................................          847,500           77,002            19,054              57,948
Asian High Yield Fund........................        4,420,181           42,108            56,378             (14,270)
Asian Select Advisors Fund...................           57,817            2,219             3,910              (1,691)


5.      Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the period ended April 30, 1998, were as follows:

                                               Purchases             Sales
--------------------------------------------------------------------------------
Strategic Natural Resources Fund........   $   22,061,773         $  16,965,402
Info-Tech & Communications Fund.........        1,950,955               474,383
Growth Fund.............................        3,178,134             2,372,798
Asian High Yield Fund...................        6,461,606             2,333,508
Asian Select Advisors Fund..............           61,126                 2,097

Purchases and sales of U.S. Government obligations aggregated $2,105,657 and $1,997,957, respectively, for the Asian High Yield Fund.

6.      Beneficial Interest

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                                                   5% or Greater Shareholders
                                                --------------------------------
                                                   Number        % of Fund Held
--------------------------------------------------------------------------------
Strategic Natural Resources Fund.........           2                 48%
Info-Tech & Communications Fund..........           1                 36%
Growth Fund..............................           4                 87%
Asian High Yield Fund....................           4                 70%
Asian Select Advisors Fund...............           3                 93%

The following schedule shows the number of affiliates each owning 5% or more of a Fund and the total percentage of the Fund held by such affiliates:

                                             5% or Greater Affiliates
                                     -----------------------------------------
        Fund                         Name                       % of Fund Held
--------------------------------------------------------------------------------
Growth Fund...................     James Nelson                       6%
Asian Select Advisors Fund....     Konrad Krill                      72%
Asian Select Advisors Fund....     Orbitex Management Inc.           14%

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

7.      Capital Loss Carryforward

At April 30, 1998, the Info-Tech Communications Fund had available for federal income tax purposes unused capital losses of $30,284, expiring in the Year 2006.

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended April 30, 1998, the following Funds have elected to defer losses occurring between November 1, 1997 and April 30, 1998 under these rules, as follows:

                                               Capital              Currency
                                               Losses                Losses
               Name of Fund                   Deferred              Deferred
               ------------                   --------              --------
  Strategic Natural Resources Fund........    $269,461                 $706
  Asian High Yield Fund...................     177,282                    -
  Asian Select Advisors Fund..............       1,212                    -

Such deferred losses will be treated as arising on the first day of the fiscal year ending April 30, 1999.

8.   Initial Capitalization and Offering of Shares

During the period from May 29, 1997 to the commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 for each Fund and the issuance of 1,333 shares for each of the Funds, with the exception of the Asian High Yield Fund which issued 1,667 shares. There were no additional transactions until commencement of investment operations for each of the Funds.

9.   Line of Credit

The Trust participates in a $10 million line of credit provided by Deutsche Bank AG, New York Branch (the "Bank") under a Credit Agreement (the "Agreement") dated February 17, 1998. Under the Agreement, each Fund as a separate and distinct borrower may borrow up to a designated base commitment allocation specified in the Agreement, plus its pro rata portion of any unused commitment allocation of the other borrowers under the agreement. Interest is payable in respect to the unpaid principal amount depending on the type of loan designated by the borrower. The Funds are charged an annualized commitment fee computed at a rate equal to 0.10 of 1% on a annual basis of the daily average unutilized credit balance. The Agreement requires, among other provisions, that the aggregate outstanding principal amount of the loans made to each borrower under the Agreement shall not exceed the lesser of (i) 33 1/3% of the value of the total assets of the borrower less all liabilities and indebtedness not represented by senior securities; and (ii) any borrower limitations described for such borrowers in the Trust's prospectus.

During the fiscal year ending April 30, 1998, only the Asian High Yield Fund had borrowings under the Agreement. The Asian High Yield Fund entered into a NIBOR based loan agreement on April 16, 1998 in the amount of $750,000, with an interest rate of 6.15625% (NIBOR rate plus 50 basis points). The expiration date of the loan is May 15, 1998.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

10.  Subsequent Events (Unaudited)

At the May 27, 1998 Board Meeting, the Trustees voted to accept the resignation of J.P. Morgan Investment Management, Inc. as the Sub-Advisor on the Asian High Yield Fund, which will be effective July 1998. The Fund will be managed by its current investment advisor, Orbitex Management Inc.

Additionally, the Trustees have approved, by unanimous vote, the addition of a new fund to the series, Orbitex West Coast Fund, and the addition of two new classes of shares. Class I shares will be an institutional class of shares offered to qualified institutions and certain fee-based investment and financial advisors. Class I shares will be offered at net asset value and subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of the Class I shares beneficially owned by the clients receiving the service. Class B shares will also be offered at net asset value, without any initial sales charge. However, there will be a contingent deferred sales charge on Class B shares which are sold within six years of their purchase date. Class B shares will also be subject to a distribution fee of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

                                    E-35
                      Report of Independent Accountants

To the Trustees and Shareholders of Orbitex Group of Funds,

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the five funds (each a "Fund") comprising Orbitex Group of Funds (the "Trust") at April 30, 1998, and the results of each Fund's operations, the changes in each Fund's net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 12, 1998

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
Managed by Orbitex Management Inc.




Performance Review: The period April 30, 1998 to October 31, 1998 has been a very challenging period for most investors, including natural resource investors. During the period the Orbitex Strategic Natural Resources Fund Class A Shares had a total return of (23.46)%, compared to (0.41)% for the S&P 500 Index and (24.42)% for the Lipper Natural Resources Fund Category; however, since inception (October 23, 1997) to October 31, 1998, the Class A Shares' performance is (15.24)% compared to 17.42% for the S&P 500 Index and (30.52)% for the Lipper Natural Resources Fund Category. The Class B Shares' performance is 3.44% for the period September 21, 1998 (inception) to October 31, 1998. The Fund seeks to achieve its objective through a flexible policy of investing primarily in common stocks of companies engaged in natural resource industries and industries supportive to natural resource industries.

Concerns over global growth, especially from the Pacific Rim and other emerging countries is prolonging the weakness in commodity prices. Crude oil prices continue to trade near record low levels despite the Organization of Petroleum Exporting Countries' ("OPEC") agreement to cut production twice in the past six months. Additionally, many natural gas and integrated oil companies have cut back on exploration and production expenditures, negatively impacting the Fund's holdings in oil service companies like Diamond Offshore Drilling, Petroleum GEO Services ADR, and Schlumberger Ltd. Seasonally, November through April is a strong demand period for some natural resources including oil, natural gas, gold, and copper. Weather experts recently announced that La Nina is here which may cause a cold winter, thus potentially increasing prices in heating oil and natural gas. We believe that as a result of the recent decline in oil revenue by OPEC countries there is tremendous pressure to increase oil prices. The gold and other precious metals markets should stabilize as we enter the traditionally strong demand period driven by Christmas buying, the wedding season in India and the launch of the Chinese new year. The Fund is positioned in Barrick Gold and Newmont Mining which we believe will benefit from improved precious metals performance.

During the period, the depressed valuations led to an increase in corporate stock buybacks and merger and acquisition activity. The Fund continues to place above average emphasis on large capitalization, defensive, cash rich and cost cutting securities within the natural resource sector. Despite the difficult environment, noteworthy company performance spanned a diverse group of sectors. The Fund benefited from its positions in Exxon Corporation, Stillwater Mining, Dupont and Fort James. Despite the strong fundamentals in the natural gas industry, Comstock Resources, EEX Corporation and Nuevo Energy were disappointing performers.

Outlook: We see an improving environment for the natural resources sector toward the end of 1998 and into 1999 as oversupplied inventory levels improve (due to less supply). Production for some of these commodities is slowing or stopping due to the prolonged weakness in commodity prices. The cure for low commodity prices is that low commodity prices tend to generate demand. Additionally, the weaker United States dollar and lower global interest rates should stabilize growth and put more liquidity into the system; thereby increasing demand for natural resources. We are extremely positive on the longer term outlook for the natural resource markets. These companies have rarely, if ever, sold at such low valuations.

We appreciate your investment in the Orbitex Strategic Natural Resources Fund.

Performance Review: During the period from April 30, 1998 to October 31, 1998, the Info-Tech & Communications Fund Class A Shares had a total return of (0.71)%, which compares with a total return of (0.41)%, for the S&P 500 Index and (5.12)% for the Lipper Science & Technology Index; however, since inception (October 22,1997) to October 31, 1998, the Class A Shares' performance is 29.87% compared to 17.42% for the S&P 500 Index and 3.33% for the Lipper Science & Technology Category. The Class B Shares' performance is 6.69% for the period September 16, 1998 (inception) to October 31, 1998. The Fund seeks to achieve superior long-term capital growth through selective investment in companies engaged in the communications, information and related technology industries.

This six-month period for the Fund was an extremely challenging and volatile period in the stock market. The Fund showed strong relative strength against the major indexes and its peer group from May through July, posting a peek performance in mid-July for a year-to-date return of 54% (January 1, 1998, through July 21, 1998). With the prospect of rising turmoil throughout the emerging markets, the Fund moved into more conservative holdings consisting of both domestic and international traditional telecommunications services companies with a supporting dividend yield. However, few securities in the market were unaffected by the Russian devaluation of the Ruble, leading stocks lower in the period of August through the first week of October. At its low point, the Fund declined to a year-to-date gain of 20%. The Fund repositioned into more aggressive, attractively valued, smaller capitalization technology stocks during the ruble crisis that increased performance in the market rally that ensued in the latter half of October.

Some of the top performing investments for the Fund during the six-month period included stocks in the semiconductor, software, internet, networking and telecommunications services sectors. In the semiconductor arena, the Fund focused on very specialized companies that design communications related semiconductors, such as PMC Sierra and its data networking chips, Maxim with its consumer electronics analog chips and Texas Instruments with its digital signal processor chips (DSP's) used in cellular telephones. In the software arena, the Fund was particularly successful with its investment in Saville Systems, a leading vendor of telecommunications billing software. In networking, investments in Cisco, Northern Telecom, Uniphase, Ascend, FORE and a host of others, have played a key role in the Fund's performance since the beginning of the year. In the telecommunications services arena, WorldCom continues to be one of the Fund's top holdings. With the completion of the MCI merger, WorldCom's unique, global telecommunications market position continues to be recognized by the marketplace. Lastly, the internet has played a significant role in the Fund's performance with investments in Inktomi, E-Bay, DoubleClick, Broadcast Communications and Ozemail.

The Fund experienced weak performance from its holdings of international telecommunications stocks. The Fund's investments in Telebras, Portugal Telecom, Telecom ltalia and Deutsche Telecom, intended to provide downside support, had a negative impact on the Fund and have been eliminated. Additionally, the Fund's investments in wireless services stocks Omnipoint and Powertel were a disappointment. The Fund, however, continues to view these wireless services stocks as central opportunities in the burgeoning world of wireless phone service and continues to maintain these investments.

Outlook: While it seems paradoxical to some, technology, driven by the emerging communications boom occurring on a world-wide basis, has proven to be the flight to safety sector during the period. A flight to safety implies a degree of predictability. The communications industry is in its infancy. The emergence of the strong consumer demand for internet services, corporate demand for increasing network bandwidth and speed, and the deregulation of the world telecommunications service providers are bringing new levels of growth and opportunity for many of today's leading technology companies. It is these growth opportunities that the Fund continues to focus on going forward. As new, state-of-the-art networks are established around the world, the long-term outlook for semiconductors, software, networking and the internet continues to be extremely compelling. This exciting and complex era of technology securities continues to capture investor's attention and offers many growth prospects.

We appreciate your investment in the Orbitex Info-Tech & Communications Fund.

Performance Review: For the period April 30, 1998 to October 31, 1998, the Orbitex Growth Fund had a total return of (7.08)% versus (0.41)% for the S&P 500 Index and (6.84)% for the Lipper Growth Fund Category; however, since inception (October 22, 1997) to October 31, 1998, the Class A Shares' performance is 11.07% compared to 17.42% for the S&P 500 Index and 5.39% for the Lipper Growth Fund Category. The Class B Shares' performance is 1.15% for the period September 16, 1998 (inception) to October 31, 1998. The Fund seeks to achieve its objective of long-term growth of capital through investments in securities that have the potential for significant appreciation.

The mood among investors has shifted significantly since reaching lows on August 31, 1998 and everyone is hoping the value created by this market downturn will last through year-end. Despite the ongoing concerns in emerging Asian and Japanese Markets, plus the liquidity concerns with hedge funds, the market sentiment has turned very bullish as equity prices continue to melt-up. United States gross domestic product remains stronger than originally expected and the Federal Reserve has provided liquidity with three interest rate decreases. Also, the market breadth has broadened and is no longer concentrated in the top growth stocks. We believe this market breadth is a bullish sign for the general market.

The  Fund  benefited  from  concentrated   weightings  in  the   pharmaceutical,
financial, and technology areas while underweighting the energy and basic industry sectors. Notable performers for the period include Schering Plough, Mellon Bank, Gateway 2000 and General Electric. Disappointing performance for the period included Atlantic Richfield and FPL Group.

Portfolio Composition: The Fund's sector and stock weighting are a result of bottom-up stock picking across all capitalizations. The Fund continues to have a fairly standard approach to record high valuations achieved in the market by a number of companies in the internet sector. On October 31, 1998, the Fund had a 12% cash position, a material but temporary cash position.

Outlook: We expect the financial markets to remain volatile in the near term as the markets struggle between lower global interest rates and earnings growth for 1999. Inflation continues to be low and we see no reason for inflation to be a concern over the near term. Commodity prices remain depressed and there is little, if any, pricing power. During this environment, the Fund will continue to seek out quality, value-oriented growth stocks.

We appreciate your investment in the Orbitex Growth Fund.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)




-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

COMMON STOCKS - 92.87%
Aluminum - 1.75%
     Alcan Aluminum, Ltd..............................................             2,500              $   63,281
                                                                                                    -------------
Building Construction - 1.73%
     J. Ray McDermott SA (a)..........................................             2,000                   62,750
                                                                                                    -------------
Chemicals - 3.71%
     Crompton & Knowles Corp..........................................             3,000                   48,188
     Du Pont (E.I.) de Nemours and Co. ...............................             1,500                   86,250
                                                                                                    -------------
                                                                                                         134,438

Electric Utilities - 5.83%
     FPL Group, Inc. .................................................             1,500                   93,844
     PG&E Corp. ......................................................             1,750                   53,265
     Unicom Corp. ....................................................             1,700                   64,069
                                                                                                    -------------
                                                                                                          211,178

Gas Exploration - 2.99%
     Anderson Exploration, Ltd. (a) ..................................             2,500                   25,437
     Oryx Energy Co. (a) .............................................             2,500                   35,000
     Seagull Energy Corp. (a) ........................................             4,000                   47,750
                                                                                                    --------------
                                                                                                          108,187

Gas & Pipeline Utilities - 1.03%
     K N Energy, Inc. ................................................               750                   37,266
                                                                                                    -------------
International Oil - 15.76%
     Chevron Corp. ...................................................             1,000                   81,500
     Conoco, Inc., Class A (a) .......................................             3,500                   87,062
     Mobil Corp. .....................................................             1,000                   75,688
     Ranger Oil, Ltd. (a) ............................................            10,000                   63,750
     Royal Dutch Petroleum Co., NY Shares.............................             2,400                  118,200
     Texaco, Inc. ....................................................             1,200                   71,175
     USX-Marathon Group ..............................................             2,250                   73,547
                                                                                                    -------------
                                                                                                          570,922

Life Sciences - 1.63%
     Monsanto Co. ....................................................             1,450                   58,906
                                                                                                    -------------
Mining - 11.08%
     Aber Resources, Ltd. (a) ........................................             3,000                   16,818
     Apex Silver Mines, Ltd. (a) .....................................             4,500                   41,063
     Barrick Gold Corp. ..............................................             2,500                   53,437
     Freeport-McMoRan Copper & Gold, Inc., Class A ...................             3,500                   41,781
     Getchell Gold Corp. (a) .........................................             3,000                   52,500
     Newmont Mining Corp. ............................................             3,500                   74,375
     Normandy Mining, Ltd. ...........................................            20,000                   17,888
     Phelps Dodge Corp. ..............................................             1,000                   57,625
     Stillwater Mining Co. (a) .......................................             1,000                   32,375
     Viceroy Resource Corp. (a) ......................................             6,500                   13,480

                                                                                                          401,342
                                                                                                    -------------
See Notes to Financial Statements.


ORBITEX GROUP OF FUNDS
---------------------------------------------------------------------------------------------------------------------
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998 (Unaudited)


-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

Oil - 12.26%
     Atlantic Richfield Co. ..........................................             1,250              $     86,094
     Canadian 88 Energy Corp. (a) ....................................             7,000                    24,951
     Exxon Corp. .....................................................             2,500                   178,125
     Pennzoil Co. ....................................................             1,000                    35,875
     Sun Company, Inc. ...............................................             1,000                    34,312
     Unocal Corp. ....................................................             2,500                    84,844
                                                                                                           444,201
                                                                                                     -------------
Oil & Gas Drilling - 0.85%
     Diamond Offshore Drilling, Inc...................................             1,000                   30,688
                                                                                                     -------------
Oil & Gas Exploration And Production - 21.72%
     Anadarko Petroleum Corp..........................................             2,000                   67,750
     Baytex Energy, Ltd., Class A (a).................................             5,000                   16,850
     Benz Energy, Ltd. (a)............................................            25,000                   11,342
     Bonavista Petroleum Ltd. (a).....................................             2,500                   11,909
     Burlington Resources, Inc........................................             2,750                  113,266
     Canadian Natural Resources, Ltd. (a) ............................             2,000                   34,997
     Comstock Resources, Inc. (a) ....................................             6,000                   29,625
     EEX Corp. (a) ...................................................            10,000                   38,750
     Enron Corp. .....................................................             2,000                  105,500
     Global Industries, Inc. (a) .....................................             3,500                   33,687
     Gulf Canada Resources, Ltd. .....................................            10,000                   37,500
     Kerr-Mcgee Corp. ................................................             1,200                   47,850
     Nuevo Energy Co. (a) ............................................             2,500                   52,969
     Pacalta Resources, Ltd. (a) .....................................             4,000                   13,739
     Probe Exploration, Inc. (a) .....................................            10,000                   16,202
     Sharpe Resources Corp. (a) ......................................            30,000                   13,027
     Snyder Oil Corp. ................................................             3,000                   47,812
     Suncor Energy Inc. ..............................................               500                   15,878
     Ultra Petroleum Corp. (a) .......................................             5,000                    6,092
     Vastar Resources, Inc. ..........................................             1,500                   71,719
                                                                                                    -------------
                                                                                                           86,464

Oil Field Service - 4.34%
     BJ Services Co. (a)..............................................             2,000                   40,875
     Petroleum Geo-Services, ADR (a) .................................             1,000                   21,375
     Schlumberger Ltd. ...............................................             1,000                   52,500
     Tidewater, Inc. .................................................             1,500                   42,468
                                                                                                    -------------
                                                                                                          157, 218
Paper & Related Products - 4.30%
     Champion International Corp. ....................................             1,500                   47,906
     Fort James Corp. ................................................             1,500                   60,469
     Mead Corp. ......................................................             1,500                   47,437
                                                                                                    -------------
                                                                                                          155,812
                                                                                                    -------------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)

----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

Petroleum Services - 2.69%
     Phillips Petroleum Co. ..........................................            1,500                    64,875
     Varco International, Inc. (a) ...................................            3,000                    32,438
                                                                                                   --------------
                                                                                                           97,313
                                                                                                   --------------
Retail - 1.20%
-------------------------------------------------------------------------         1,000                    43,500
                                                                                                   --------------
     Home Depot, Inc. ................................................
TOTAL COMMON STOCKS - (Cost $3,471,272)                                                                 3,363,466
                                                                                                   --------------

SHORT TERM INVESTMENT (Cost $441,000)- 12.18%                                    Principal
TIME DEPOSIT - 12.18%                                                             Amount
                                                                                  ------
State Street Bank and Trust Co.,
4.750%, 11/2/1998 ....................................................     $      441,000                 441,000

                                                                                                   --------------
TOTAL INVESTMENTS (Cost $3,912,272) - 105.05%                                                           3,804,466
OTHER ASSETS AND LIABILITIES - (5.05)%                                                                   (182,735)
                                                                                                          -------
NET ASSETS - 100.00%                                                                              $     3,621,731
--------------------------------------------------------------------------                        ================


(a) Denotes non-income producing security
ADR - American Depository Receipt

See Notes to Financial Statements.



ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)



-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

COMMON STOCKS - 70.19%
Advertising - 2.97%
     DoubleClick, Inc. (a) ...........................................            11,600          $       382,800
                                                                                                  ---------------
Broadcasting - 1.16%
     Broadcast Communications PLC (a) ................................             3,000                  149,625
                                                                                                  ---------------
Computers & Business Equipment - 8.23%
     Apple Computer, Inc. (a) ........................................             5,000                  185,625
     Compaq Computer Corp. ...........................................             8,000                  253,000
     Gateway 2000, Inc. (a) ..........................................             7,000                  390,688
     Sun Microsystems, Inc. (a) ......................................             4,000                  233,000

                                                                                                  ---------------
                                                                                                        1,062,313
Electronics - 9.82%
     Maxim Integrated Products, Inc. (a) .............................             5,000                  178,438
     Micron Technology, Inc. (a) .....................................             5,000                  190,000
     PME-Sierra, Inc. (a) ............................................            11,500                  516,062
     Texas Instruments, Inc. .........................................             6,000                  383,625

                                                                                                  ---------------
                                                                                                        1,268,125
Networking Products - 7.26%
     Cisco Systems, Inc. (a) .........................................             5,000                  315,000
     FORE Systems, Inc. (a) ..........................................            22,500                  351,563
     Newbridge Networks Corp. (a) ....................................            13,200                  270,600

                                                                                                  ---------------
                                                                                                          937,163
Software - 4.98%
     Concentric Network Corp. (a) ....................................             8,000                  194,000
     Evolving Systems, Inc. (a) ......................................            34,500                   58,219
     Ozemail, Ltd., ADR ..............................................            39,500                  390,062

                                                                                                  ---------------
                                                                                                         642,281
Telecommunications Services - 20.44%
     GST Telecommunications, Inc. (a) ................................            22,600                  156,787
     ICG Communications, Inc. (a) ....................................            30,000                  620,625
     Metronet Communications Corp., Class B (a) ......................             2,000                   46,000
     Northern Telecom, Ltd. ..........................................            14,300                  612,219
     Omnipoint Corp. (a) .............................................            75,200                  695,600
     Saville Systems PLC, ADR (a).....................................            30,000                  506,250

                                                                                                  ---------------
                                                                                                        2,637,481
Telephone - 15.33%
     ALLTEL Corp. ....................................................             9,400                  440,037
     AT&T Corp. ......................................................             3,500                  217,875
     Intermedia Communications, Inc. (a) .............................            28,000                  518,000
     MCI WorldCom, Inc. (a) ..........................................            10,331                  570,788
     Powertel, Inc. (a) ..............................................            15,600                  232,050
                                                                                                  ---------------
                                                                                                        1,978,750
                                                                                                  ---------------
TOTAL COMMON STOCKS - (Cost $8,602,410)                                                                 9,058,538
                                                                                                  ---------------

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
INFO-TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998 (Unaudited)


                                                                                Principal               Market
                                                                                  Amount                Value

SHORT TERM INVESTMENTS (Cost $3,106,000)- 24.06%
COMMERCIAL PAPER - 24.06% Prudential Funding Corp.
5.750%, 11/2/1998                                                          $     3,106,000       $       3,106,000
                                                                                                 -----------------


TOTAL INVESTMENTS (Cost $11,708,410) - 94.25%                                                           12,164,538
OTHER ASSETS AND LIABILITIES- 5.75%                                                              $         741.514
                                                                                                 -----------------
NET ASSETS - 100.00%                                                                             $      12,906,052
                                                                                                 =================


(a) Denotes non-income producing security
ADR - American Depository Receipt


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)



-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

COMMON STOCKS - 88.29%
Banks - 6.94%.........................................................              850                    23,322
     Charter One Financial, Inc. .....................................              500                    30,062
     Mellon Bank Corp. ...............................................              550                    20,866
     Summit Bancorp. .................................................                                     74,250

Broadcasting - 1.92%                                                                450           ---------------
                                                                                                           20,503
     Clear Channel Communications, Inc. (a) ..........................

Computers & Business Equipment - 7.46%                                              500                    21,875
     Equant NV, NY Shares (a).........................................              500                    27,906
     Gateway 2000, Inc. (a) ..........................................              500                    30,094
     Hewlett-Packard Co. .............................................                                     79,875

Consumer Products - 1.55%                                                           500           ---------------
                                                                                                           16,531
     Fortune Brands, Inc. ............................................

Cosmetics & Toiletries - 2.52%                                                      600           ---------------
                                                                                                           26,962
     Gillette Co. ....................................................

Diversified - 2.01%                                                                 10            ---------------
                                                                                                           21,480
     Berkshire Hathaway, Inc., Class B (a)............................

Drugs & Health Care - 12.58%                                                        400                    19,500
     American Home Products Corp. ....................................              300                    30,862
     Schering-Plough Corp. ...........................................              900                    25,144
     Tenet Healthcare Corp. (a) ......................................              400                    31,350
     Warner-Lambert Co. ..............................................              500           ---------------
                                                                                                           27,813
     Watson Pharmaceuticals, Inc. (a) ................................                            ---------------
                                                                                                          134,669

Electrical Equipment - 2.25%                                                        275           ---------------
                                                                                                           24,063
     General Electric Co. ............................................

Electric Utilities - 5.39%                                                          500                    31,281
     FPL Group, Inc. .................................................              700           ---------------
                                                                                                           26,381
     Unicom Corp. ....................................................                            ---------------
                                                                                                           57,662

Financial Services - 1.37%                                                          400           ---------------
                                                                                                           14,625
     Household International, Inc. ...................................

Food & Beverages - 2.37%                                                            750           ---------------
                                                                                                           25,313
     PepsiCo, Inc. ...................................................

Insurance - 6.63%                                                                   800                    35,750
     American Bankers Insurance Group, Inc. ..........................              500           ---------------
                                                                                                           35,250
     SunAmerica, Inc. ................................................                            ---------------
                                                                                                           71,000

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 1998 (Unaudited)


-------------------------------------------------------------------------- ---------------------- --------------------
                                                                                  Shares                Market
                                                                                                         Value
-------------------------------------------------------------------------- ---------------------- --------------------

Mining - 1.51%
     Stillwater Mining Co. (a)........................................               500          $       16,188
                                                                                                  --------------

Networking Products - 2.35%
     Cisco Systems, Inc. (a)..........................................               400                  25,200
                                                                                                  --------------

Oil - 3.99%
     Atlantic Richfield Co............................................               300                 20,663
     Unocal Corp......................................................               650                 22,059
                                                                                                  --------------
                                                                                                          42,722

Oil & Gas Exploration And Production - 2.69%
     Burlington Resources, Inc. ......................................               700                  28,831
                                                                                                  --------------

Oil Field Service - 5.82%
     BJ Services Co. (a) .............................................             1,000                  20,437
     BJ's Wholesale Club, Inc. (a) ...................................               800                  28,750
     Schlumberger Ltd. ...............................................               250                  13,125
                                                                                                  --------------
                                                                                                          62,312
Photography - 2.17%
     Eastman Kodak Co. ...............................................               300                  23,250
                                                                                                  --------------

Retail - 2.03%
     Home Depot, Inc. ................................................               500                  21,750
                                                                                                  --------------

Retail Trade - 2.60%
     Rite Aid Corp. ..................................................               700                  27,781
                                                                                                  --------------

Software - 3.49%
     Electronic Arts, Inc. (a) .......................................               550                 22,619
     Oracle Corp. (a) ................................................               500                 14,781
                                                                                                  --------------
                                                                                                         37,400
Telephone - 6.26%
     AT&T Corp. ......................................................               350                 21,788
     MCI WorldCom, Inc. (a) ..........................................               400                 22,100
     SBC Communications, Inc. ........................................               500                 23,156
                                                                                                  --------------
                                                                                                         67,044
Tobacco - 2.39%
     Philip Morris Companies, Inc. ...................................               500                 25,563
                                                                                                  --------------

TOTAL COMMON STOCKS - (Cost $886,119)                                                                   944,974


TOTAL INVESTMENTS (Cost $886,119) - 88.29%                                                              944,974
OTHER ASSETS AND LIABILITIES- 11.71%                                                                    125,297
                                                                                                  -------------
NET ASSETS - 100.00%                                                                                  1,070,271
                                                                                                  =============
(a) Denotes non-income producing security


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
ASIA HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
October 31, 1998 (Unaudited)


-------------------------------------------------------------------------------------------------------------------------------
                                                                              Shares              Market
                                                                                                   Value
-------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENT (Cost $903,000) - 92.40%
United States - 92.40%
Time Deposit - 92.40%
State Street Bank and Trust Co.,
4.750% due 11/2/1998 .........................................          $     903,000          $   903,000
                                                                                               -----------


TOTAL INVESTMENTS (Cost $903,000) - 92.40%                                                         903,000
OTHER ASSETS AND LIABILITIES- 7.60%                                                                74, 299
                                                                                               -----------
NET ASSETS - 100.00%                                                                           $  977, 299
                                                                                               ===========

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998 (Unaudited)


                                                    Strategic
                                                     Natural         Info-Tech &                      Asian High
                                                    Resources      Communications      Growth            Yield
                                                      Fund              Fund            Fund             Fund

ASSETS
   Investments in securities, at value (Note 2)  $   3,363,466     $   9,058,538    $     944,974    $       --
   Short term investments (Note 2)............         441,000         3,106,000               --        903,000
                                                ----------------------------------------------------------------
     Total investments........................       3,804,466        12,164,538          944,974        903,000

   Cash.......................................              --             4,898           46,066            921
   Foreign currency, at value (cost $ 131)....             131                --               --             --
   Unrealized gain on forward currency contracts           446                --               --             --
   Receivable for securities sold.............         133,130           476,735           95,306            238
   Interest  and Dividends receivable.........           2,386             2,164              605             --
   Receivable for fund shares sold............           3,500           304,952               --         15,000
   Receivable due from advisor (Note 3).......          92,141            50,793          117,675        127,422
   Deferred organizational expenses (Note 2)..          15,127            15,124           15,124         15,124
   Other assets...............................           7,785             8,525            6,017          8,563
                                                ----------------------------------------------------------------
       TOTAL ASSETS...........................       4,059,112        13,027,729        1,225,767      1,070,268

LIABILITIES
   Payable to custodian.......................           3,512                --               --             --
   Unrealized loss on forward currency contracts         2,606                --               --             --
   Payable for securities purchased...........         321,219                --           69,868             --
   Payable for fund shares redeemed...........          22,362            32,189               --             --
   Payable for trustee fees (Note 3)..........           1,586             1,578            1,578          1,564
   Payable for organizational expenses (Note 2)          4,589             4,589            4,589          4,589
   Accrued expenses and other liabilities.....          81,507            83,321           79,461         86,816
                                              ------------------------------------------------------------------
       TOTAL LIABILITIES......................         437,381           121,677          155,496         92,969
                                              ------------------------------------------------------------------
       NET ASSETS.............................  $    3,621,731   $    12,906,052   $    1,070,271   $    977,299
                                                ==============---===============---==============---============

NET ASSETS
   Paid-in capital............................  $    4,468,122   $    12,544,475   $      998,643   $  2,045,301
   Undistributed net investment income (loss).         117,953           (20,052)          10,942          2,780
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions    (854,378)         (74,559)           1,831     (1,070,782)
   Net unrealized appreciation (depreciation) on
     investments and foreign currency translations    (109,966)         456,188           58,855          --
                                                ----------------------------------------------------------------
       NET ASSETS.............................  $    3,621,731   $    12,906,052   $    1,070,271   $    977,299
                                                ==============   ===============   ==============   ============

CLASS A SHARES:
Net assets....................................  $    3,621,421   $    12,060,477   $    1,054,665   $    977,001
                                                ==============   ===============   ==============   ============
Net asset value per share (based on shares of
   beneficial interest outstanding, par value
   $.01 per share)............................  $        12.66   $         19.49   $        16.66   $        7.9
                                                ==============   ===============   ==============   ============

Offering price per share......................  $        13.43   $         20.68   $        17.68   $        8.3
                                                ==============   ===============   ==============   ============
Total shares outstanding at end of period.....  $      286,146   $       618,800   $       63,312   $    122,525
                                                ==============   ===============   ==============   ============

CLASS B SHARES:
Net assets....................................  $          310   $       845,575   $       15,606   $        298
                                                ==============   ===============   ==============   ============
Net asset value and offering price per share
   (based on shares of beneficial interest
   outstanding, par value$.01 per share)......  $        12.61   $         19.46   $        16.66   $       7.96
                                                ==============   ===============   ==============   ============
Total shares outstanding at end of period.....              25            43,441              937             37
                                                ==============   ===============   ==============   ============
Investments, at cost..........................  $    3,912,272   $    11,708,410   $      886,119   $    903,000
                                                ==============   ===============   ==============   ============

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF OPERATIONS
October 31, 1998 (Unaudited)
For the Six Months Ended October 31, 1998 (Unaudited)

                                                    Strategic
                                                     Natural         Info-Tech &                      Asian High
                                                    Resources      Communications      Growth            Yield
                                                      Fund              Fund            Fund             Fund

INVESTMENT INCOME
   Interest income............................  $       12,087   $        47,313   $        2,641   $    130,146
   Dividend income............................          32,281            14,886            2,854          1,283
   Foreign taxes withheld.....................            (430)             (440)             (26)            --
                                                -------------- ----------------- ---------------- --------------
     TOTAL INVESTMENT INCOME..................          43,938            61,759            5,469        131,429

EXPENSES
   Custodian fee (Note 3).....................          42,205            35,284           38,979         35,116
   Administration fee (Note 3)................          42,192            42,045           42,045         41,753
   Investment advisor fee (Note 3)............          24,467            45,251            3,350         17,019
   Transfer agent fee.........................          21,408            20,852           20,193         20,504
   Professional fees..........................          19,336            19,253           19,253         19,095
   Registration fees..........................          16,445            14,322           16,134         12,593
   Distribution fees (Note 3):
     Class A Shares...........................           7,830            14,272            1,779          4,093
     Class B Shares...........................              --               453               19             --
   Printing expense...........................           4,929             4,906            4,906          4,860
   Insurance fee..............................           2,951             2,941            2,941          2,921
   Amortization of organizational expenses (Note 2)      1,763             1,758            1,758          1,747
   Trustees' fee (Note 3).....................           1,711             1,703            1,703          1,690
   Interest expense (Note 11).................              --                --               --         11,796
   Miscellaneous expense......................           1,296             1,289            1,290          4,937
                                                ----------------------------------------------------------------
     Total expenses before waivers,
     reimbursements and custodial credits.....         186,533           204,329          154,350        178,124
   Expenses waived and reimbursed (Note 3)....        (140,275)         (121,926)        (146,331)      (155,728)
   Fees reduced by credits allowed by the
     custodian................................          (1,063)             (592)            (418)          (997)
                                                --------------   ---------------   --------------   ------------
     NET EXPENSES.............................          45,195            81,811            7,601         21,399
                                                --------------   ---------------   --------------   ------------

     NET INVESTMENT INCOME (LOSS).............          (1,257)          (20,052)          (2,132)       110,030
                                                --------------   ---------------   --------------   ------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCY TRANSACTIONS Net realized loss on:
     Investments..............................        (554,953)          (44,275)          40,793)      (893,632)
     Foreign currency related transactions....          (2,013)               --               --             --
                                                --------------   ---------------   --------------   ------------
       Total net realized loss................        (556,966)          (44,275)         (40,793)      (893,632)
                                                --------------   ---------------   --------------   ------------

Net change in unrealized appreciation (depreciation) on:
   Investment transactions....................        (499,388)          150,085              269         14,270
   Foreign currency related translations......          (2,161)               --               --             --
                                                --------------   ---------------   --------------   ------------
     Total net change in unrealized
       appreciation (depreciation)............        (501,549)          150,085              269         14,270
                                                --------------   ---------------   --------------   ------------

       NET REALIZED AND UNREALIZED
          GAIN (LOSS).........................      (1,058,515)          105,810          (40,524)      (879,362)
                                                --------------   ---------------   --------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
     OPERATIONS...............................  $   (1,059,772)  $        85,758   $      (42,656)  $   (769,332)
                                                ==============   ===============   ==============   ============

SALES CHARGE PAID TO
   FUNDS DISTRIBUTOR, INC.....................  $       34,695   $       501,759   $        7,609   $      3,514
                                                ==============   ===============   ==============   ============

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                             Strategic                        Info-Tech &
                                                              Natural                       Communications
                                                          Resources Fund                         Fund
                                                   --------------------------------  ----------------------------
                                                   Six Months                        Six Months
                                                      Ended            Period*          Ended           Period*
                                                    10/31/98            Ended         10/31/98           Ended
                                                   (unaudited)         4/30/98       (unaudited)        4/30/98


INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)..................  $       (1,257)  $       127,318   $      (20,052)  $     (5,210)
Net realized gain (loss) on investments
   and foreign currency related transactions..        (556,966)         (291,457)         (44,275)       (30,284)
Net change in unrealized appreciation
   (depreciation) on investment transactions..        (501,549)          391,583          150,085        306,103
                                                --------------   ---------------   --------------   ------------
Net increase (decrease) in net assets
   resulting from operations..................      (1,059,772)          227,444           85,758        270,609
                                                --------------   ---------------   --------------   ------------

Dividends and distributions to shareholders
   from:
Net investment income:
   Class A....................................              --            (7,147)              --             --
   Class B....................................              --                --               --             --
Distributions in excess of net  realized gains              --            (6,916)              --             --
                                                --------------   ---------------   --------------   ------------
Total dividends and distributions to shareholders           --           (14,063)              --             --
                                               ---------------   ---------------   --------------   ------------

Fund share transactions (Note 6)..............      (1,016,331)        5,464,453       10,379,952      2,149,733
                                                --------------   ---------------   --------------   ------------

Total increase (decrease)  in net assets......      (2,076,103)        5,677,834       10,465,710      2,420,342
                                                --------------   ---------------   --------------   ------------

Net assets:
Beginning of period ..........................       5,697,834            20,000        2,440,342         20,000
                                                --------------   ---------------   --------------   ------------
End of period.................................  $    3,621,731   $     5,697,834   $   12,906,052   $  2,440,342
                                                ==============   ===============   ==============   ============

Undistributed net investment income (loss) at
   end of period..............................  $      117,953   $       119,210   $      (20,052)  $         --
                                                ==============   ===============   ==============   ============

*  The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund and October 22, 1997 for
   Info-Tech & Communications Fund.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)


                                                                                              Asian High
                                                              Growth                             Yield
                                                               Fund                              Fund
                                                   ----------------------------    ------------------------------
                                                   Six Months                        Six Months
                                                      Ended            Period*          Ended           Period*
                                                    10/31/98            Ended         10/31/98           Ended
                                                   (unaudited)         4/30/98       (unaudited)        4/30/98


INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)..................  $       (2,132)  $        14,172   $      110,030   $    121,891
Net realized gain (loss) on investments
   and foreign currency related transactions..         (40,793)           41,526         (893,632)      (177,110)
Net change in unrealized appreciation
   (depreciation) on investment transactions..             269            58,586           14,270        (14,270)
                                                --------------   ---------------   --------------   -------------
Net increase (decrease) in net assets
   resulting from operations..................         (42,656)          114,284         (769,332)       (69,489)
                                                --------------   ---------------   --------------   ------------

Dividends and distributions to shareholders
from:
Net investment income
   Class A Shares.............................              --                --         (133,603)       (95,628)
   Class B Shares.............................              --                --              (11)            --
Distributions in excess of net
   realized gains.............................              --                --               --             --
                                                --------------   ---------------   --------------   ------------
Total dividends and distributions
   to shareholders............................              --                --         (133,614)       (95,628)
                                                --------------   ---------------   --------------   ------------

Fund share transactions (Note 6)..............         222,287           756,356       (1,886,312)     3,911,674
                                                --------------   ---------------   --------------   ------------

Total increase (decrease)in net assets........         179,631           870,640       (2,789,258)     3,746,557
                                                --------------   ---------------   --------------   ------------

Net assets:
Beginning of period...........................         890,640            20,000        3,766,557         20,000
                                                --------------   ---------------   --------------   ------------
End of period.................................  $    1,070,271   $       890,640   $      977,299   $  3,766,557
                                                ==============   ===============   ==============   ============


Undistributed net investment income at
   end of period..............................  $       10,942   $        13,074   $        2,780   $     26,364
                                                ==============   ===============   ==============   ============


*  The commencement of investment operations was October 22, 1997 for Growth Fund and October 20, 1997 for Asian High Yield Fund.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
STRATEGIC NATURAL RESOURCES FUND
Selected data based on a share outstanding throughout each period indicated



                                                       Class A Shares       Class A Shares         Class B Shares
                                                     For the Six Months                            For the Period
                                                            Ended           For the Period              Ended
                                                      October 31, 1998           Ended           October 31, 1998(a)
                                                       (unaudited)(b)      April 30, 1998(a)       (unaudited)(b)


Net asset value, beginning of period..........             $16.54                  $15.00              $12.22
                                                    -----------------    --------------------     -----------------

Income (loss) from investment operations:

Net investment income.........................              (0.00)                 0.38(e)              (0.02)

Net realized and unrealized gain (loss) on investments
and foreign currency related transactions.....              (3.88)                 1.22                   0.41
                                                  -------------------    --------------------     ------------------

Total income (loss) from investment operations               (3.88)                1.60                   0.39

Less distributions from net investment income.              --                    (0.03)                --

Less distributions in excess of capital gains.              --                    (0.03)                --
                                                            --                    ------                --

Total distributions from net investment income
and net capital gains.........................         --                         (0.06)                --
                                               ----------------------    -------------------      -------------------

Net asset value, end of period................             $12.66                $16.54                $12.61
                                                    ====================  ===================   =====================

Total Return (c)..............................             (23.46)%               10.74%                 3.44%
                                                   ==================    =================    =======================

Ratios and Supplemental Data:

Net assets, end of period (in 000's)..........             $3,621                $5,698                   $--

Ratio of net expenses to average net assets (including
interest expense) (d).........................               2.32%                 2.40%                 2.40%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (d)...               2.37%                 2.45%                 2.46%

Ratio of total expenses to average net assets before
waivers, reimbursements and custodial credits (d)            9.56%                 9.27%                 9.26%

Ratio of net investment income (loss) to average
net assets (d)................................               2.34%                 6.12%(e)             (1.20)%

Portfolio turnover rate.......................               396%                  519%                  396%


----------
(a) The commencement of investment operations was October 23, 1997 and September 21, 1998 for Strategic Natural Resources Fund Class
     A Shares and Class B Shares, respectively.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total Returns for periods less than one year are not annualized.
(d) Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor during the current fiscal year.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
INFO-TECH & COMMUNICATIONS FUND
Selected data based on a share outstanding throughout each period indicated




                                                       Class A Shares       Class A Shares         Class B Shares
                                                     For the Six Months                            For the Period
                                                            Ended           For the Period              Ended
                                                      October 31, 1998           Ended           October 31, 1998(a)
                                                        (unaudited)        April 30, 1998(a)        (unaudited)


Net asset value, beginning of period..........             $19.62                    $15.00              $18.23
                                                   -------------------   -----------------------   --------------------

Income (loss) from investment operations:

Net investment income.........................              (0.03)                  --                    (0.01)

Net realized and unrealized gain (loss) on investments
and foreign  currency related transactions....              (0.10)                     4.62                1.24
                                                   --------------------   -----------------------   -------------------

Total income (loss) from investment operations              (0.13)                     4.62                1.23
                                                   --------------------   -----------------------   -------------------
Less distributions from net investment income.               --                     --                    --

Less distributions in excess of capital gains.               --                     --                    --
                                                   --------------------   -----------------------   -------------------

Total distributions from net investment income
and net capital gains.........................               --                    --                    --
                                                             -

Net asset value, end of period................             $19.49                    $19.62              $19.46
                                                   ====================   ========================   ==================

Total Return (b)..............................              (0.71)%                 30.80%                6.69
                                                 ======================   ========================   ==================


Ratios and Supplemental Data:

Net assets, end of period (in 000's)..........            $12,060                 $2,440                 $846

Ratio of net expenses to average net assets
(including interest expense) (c)..............               2.26%                 2.40%                 2.40%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (c)...               2.28%                 2.88%                 2.01%

Ratio of total expenses to average net assets before waivers,
reimbursements and custodial credits (c)......               5.67%                39.06%                 4.19%

Ratio of net investment income (loss) to average
net assets (c)................................              (0.55)%               (1.27)%               (1.21)%

Portfolio turnover rate.......................                219%                   76%                  219%

--------------

(a) The commencement of investment operations was October 22, 1997 and September 16, 1998 for Info-Tech & Communications Fund Class A
     Shares and Class B Shares, respectively.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total Returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
GROWTH FUND
Selected data based on a share outstanding throughout each period indicated



                                                          Class A Shares        Class A Shares        Class B Shares
                                                        For the Six Months                            For the Period
                                                               Ended            For the Period             Ended
                                                         October 31, 1998            Ended          October 31, 1998(a)
                                                           (unaudited)         April 30, 1998(a)      (unaudited)


Net asset value, beginning of period..........                $17.93                 $15.00                   $16.46
                                                      ----------------------------------------------------------------------

Income (loss) from investment operations:

Net investment income.........................                 (0.09)                 0.26(d)                  (0.01)

Net realized and unrealized gain (loss) on investments
and foreign currency related transactions.....                 (1.18)                 2.67                      0.21
                                                    ------------------------------------------------------------------------

Total income (loss) from investment operations                 (1.27)                 2.93                      0.20

Less distributions from net investment income.                  --                     --                        --

Less distributions in excess of capital gains.                  --                     --                        --
                                               -----------------------------------------------------------------------------

Total distributions from net investment
income and net capital gains..................                  --                     --                        --
                                               -----------------------------------------------------------------------------

Net asset value, end of period................                $16.66                 $17.93                   $16.66
                                                    ========================================================================

Total Return (b)..............................                 (7.08)%               19.53%                   1.15%
                                                  ======================== =================================================


Ratios and Supplemental Data:

Net assets, end of period (in 000's)..........                 $1,055                 $891                  $16

Ratio of net expenses to average net assets
(including interest expense) (c)..............                  1.70%                 1.60%                 2.00%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (c)...                  1.80%                 2.11%                 2.07%

Ratio of total expenses to average net assets before waivers,
reimbursements and custodial credits (c)......                 34.67%                50.13%                26.98%

Ratio of net investment income (loss) to average
net assets (c)................................                  1.71%                 4.41%(d)             (0.24)%

Portfolio turnover rate.......................                  458%                   448%                 458%


---------------

(a) The commencement of investment operations was October 22, 1997 and September 16, 1998 for Growth Fund Class A Shares and Class B
     Shares, respectively.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total Returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.
(d) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor during the current fiscal year.

See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
ASIA HIGH YIELD FUND
Selected data based on a share outstanding throughout each period indicated


                                                          Class A Shares        Class A Shares        Class B Shares
                                                        For the Six Months                            For the Period
                                                               Ended            For the Period             Ended
                                                         October 31, 1998            Ended          October 31, 1998(a)
                                                           (unaudited)         April 30, 1998(a)      (unaudited)


Net asset value, beginning of period..........                $10.93                 $12.00                $8.22
                                                      -----------------------------------------------------------------------

Income (loss) from investment operations:

Net investment income.........................                  0.51                   0.45                 0.03

Net realized and unrealized gain (loss) on investments
and foreign currency related transactions.....                 (2.90)                 (1.15)                0.02
                                                      -----------------------------------------------------------------------

Total income (loss) from investment operations                 (2.39)                 (0.70)               (0.05)

Less distributions from net investment income.                 (0.57)                 (0.37)               (0.31)

Less distributions in excess of capital gains.                   --                     --                   --
                                                    ------------------------------------------------------------------------

Total distributions from net investment income
and net capital gains.........................                 (0.57)                  (0.37)              (0.31)
                                                    ------------------------------------------------------------------------

Net asset value, end of period................                 $7.97                  $10.93               $7.96
                                                    ========================================================================

Total Return (b)..............................                (22.38)%               (5.71)%                0.59%
                                                    ========================================================================


Ratios and Supplemental Data:

Net assets, end of period (in 000's)..........                  $977                 $3,767                  $--

Ratio of net expenses to average  net assets
(including interest expense) (c)..............                  1.57%                 0.14%                 2.00%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (c)...                  1.64%                 0.22%                 2.20%

Ratio of total expenses to average net assets before waivers,
reimbursements and custodial credits (c)......                 13.02%                12.47%                25.35%

Ratio of net investment income (loss) to average
net assets (c)................................                  8.05%                 8.65%                 3.28%

Portfolio turnover rate.......................                   118%                  173%                  118%

----------------

(a) The commencement of investment operations was October 20, 1997 and September 21, 1998 for Asian High Yield Fund Class A Shares
     and Class B Shares, respectively.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total Returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.


See Notes to Financial Statements.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1998 (unaudited)


1.      Organization

Orbitex Group of Funds (the "Trust") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of four funds (collectively the "Funds" and each individually a "Fund") as follows: Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund. Each Fund operates as a diversified investment company, except Asian High Yield Fund, which operates as a non-diversified investment company. The Funds offer both Class A and Class B Shares. Class A Shares are offered at net asset value plus a maximum sales load of 5.75%, except for Asian High Yield Fund, which is offered at net asset value plus a maximum sales load of 4.75%. Class B Shares are offered subject to a contingent deferred sales charge and will convert to Class A Shares when they have been outstanding approximately eight years.

The Asian Select Advisors Fund was liquidated on August 31, 1998.

2.      Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation and Translations

Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Advisor or Sub-Advisor deems it appropriate, prices obtained from an independent pricing service will be used. Short-term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by Orbitex Management, Inc. (the "Advisor") to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trustees.

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1998 (unaudited)


Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made.
Each Fund is treated as a separate taxpayer for federal income tax purposes.

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Market discount, original issue discount and premium are accreted and amortized respectively, on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded as income and as the cost basis of such securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are allocated to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Distributions to Shareholders

Income dividends will normally be declared and distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund as a whole.

Deferred Organizational Costs

Organizational expenses have been deferred and are being amortized over a period of five years commencing with operations. The Advisor has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

Structured Notes

Each Fund may invest in structured notes, whose principal amount, redemption terms or conversion terms are related to specific securities or other indices. The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially lower than prevailing market rates.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia, such turmoil could have a negative effect on the share prices of the Funds; particularly the Asian High Yield Fund.

The Strategic Natural Resources Fund, Info-Tech & Communications Fund and Asian High Yield Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

3.      Fees and Compensation Paid to Affiliates and Other Parties

Advisory Fees

Each Fund has entered into an Investment Advisory Agreement with the Advisor. As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, 0.75% for the Growth Fund and 1.25% for the Asian High Yield Fund. The Advisory Agreement also provides that the Advisor may retain Sub-Advisers at the Advisor's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

Through August 31, 1998, the Advisor had agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses net of waivers and custodial credits to an annualized rate of 2.40%, 2.40%, 1.60%, and 2.00% for Class A Shares of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively, subject to possible reimbursement by the Funds if such reimbursement can be achieved within the foregoing expense limits. Effective September 1, 1998, the Advisor has changed the expense limit on Class A Shares of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, and Growth Fund, to 2.00 % annually of the Funds' relative average net assets.

The Advisor has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses net of waivers and custodial credits to an annualized rate of 2.40%, 2.40%, 2.00%, and 2.00% for Class B Shares of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively, subject to possible reimbursement by the Funds if such reimbursement can be achieved within the foregoing expense limits.

In addition, the Advisor has agreed to waive or limit its fees and to pay all operating expenses, not including interest expense but including fee waivers and custodial credits, of the Class A Shares of the Asian High Yield Fund for the period from May 1, 1998 through June 15, 1998. This expense limit was changed to an annualized rate of 1.00% for the period from June 16, 1998 through September 16, 1998. Effective September 17, 1998 this limit was changed to 2.00%.

The waivers for the Advisor's fee for the period ended October 31, 1998 amounted to $24,467, $45,251, $3,350, and $8,421 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively. The reimbursements for the period ended October 31, 1998 amounted to $97,422, $58,547, $124,852, and $129,360 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively.

Sub-Advisory Fees

For the period May 1, 1998 to May 31, 1998, the Asian High Yield Fund had a Sub-Advisory relationship with J. P. Morgan Investment Management Inc. Pursuant to a Sub-Advisory Agreement between the Sub-Advisor, the Advisor and the Trust, the Sub-Advisor was responsible for the selection and management of portfolio investments for the Fund, in accordance with the Fund's investment objective and policies and under the supervision of the Advisor.

The Sub-Advisor received a sub-advisory fee, paid by the Advisor of: 0.50% on the first $50 million average daily net assets of the Fund; 0.45% on the next $50 million average daily net assets of the Fund; and 0.40% on the average daily net assets over $100 million of the Fund.

Effective May 31, 1998, J. P. Morgan Investment Management Inc. resigned as the Sub-Advisor for the Fund. The Fund is currently being managed by the Advisor.

Administration Fees

State Street Bank and Trust Company ("State Street") serves as the Administrator of the Trust. For providing administrative services to the Funds, State Street will receive from each Fund, a monthly fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets, plus 0.08% of the next $100 million of each Fund's average daily net assets, plus 0.06% of each Fund's average daily net assets in excess of $200 million, subject to certain minimum requirements. State Street agreed to waive certain fees for the period ended October 31, 1998, which amounted to $18,386, $18,128, $18,129 and $17,947 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund and Asian High Yield Fund, respectively.

Custodian Fees

State Street also serves as the Trust's custodian, including holding all portfolio securities and cash assets of the Trust and providing accounting services which includes daily valuation of the shares of each Fund. For its services State Street receives an annual custody and accounting fee which is paid monthly.

Distributor

Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement for Class A Shares provides for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets of the Class A Shares of the Asian High Yield Fund and 0.40% of the average daily net assets of the Class A Shares of the other Funds. The Rule 12b-1 Plan and Agreement for Class B Shares provides for payment of a fee to the Distributor at an annualized rate of 1.00% of the average daily net assets of the Class B Shares of each Fund.

Trustees Fees

The Funds pay no compensation to their Trustees who are employees of the Advisor or Sub-Advisors. Trustees who are not Advisor or Sub-Advisor employees receive an annual fee of $5,000.

4.      Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for both financial statement and federal income tax purposes, and their respective gross unrealized appreciation and depreciation at October 31, 1998, were as follows:

                                                                       Gross            Gross       Net Unrealized
                                                   Identified       Unrealized       Unrealized      Appreciation
                                                      Cost         Appreciation     Depreciation    (Depreciation)

Strategic Natural Resources Fund..........        $ 3,912,272        $ 93,428          $201,234       $(107,806)
Info-Tech & Communications Fund...........         11,708,410       1,141,775           685,587         456,188
Growth Fund...............................            886,119          63,004             4,148          58,855
Asian High Yield Fund.....................            903,000              --                --              --

5.      Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the period ended October 31, 1998, were as follows:

                                                                 Purchases                Sales

Strategic Natural Resources Fund...................            $13,861,434             $14,640,738
Info-Tech & Communications Fund....................             19,002,988              11,846,926
Growth Fund........................................              3,452,883               3,372,833
Asian High Yield Fund..............................              1,383,092               4,452,581

Purchases and sales of U.S. Government obligations aggregated $1,159,297 and $1,272,031, respectively, for the Asian High Yield Fund.

6.      Shareholder's Transactions

Following is a summary of shareholder transactions for each Fund:

                                                      Six Months Ended
                                                      October 31, 1998                      Year Ended
                                                         (unaudited)                      April 30, 1998*
                                                  Shares          Dollars             Shares          Dollars

Strategic Natural Resources
        Class A Shares

         Shares sold.....................           74,864       $1,061,126           709,678      $10,833,321
         Shares issued to shareholders
            in reinvestment..............               --               --               713           12,051
         Shares redeemed.................         (133,182)      (2,077,755)         (367,260)      (5,380,919)
                                                  ---------      -----------         ---------      -----------

         Net increase (decrease).........         $(58,318)     $(1,016,631)         $343,131       $5,464,453
                                                  =========     ============         ========       ==========



                                                         For the Period
                                                       September 21, 1998
                                                       to October 31, 1998
                                                          (unaudited)
                                                     --------------------------
                                                     Shares           Dollars

Strategic Natural Resources
        Class B Shares

         Shares sold.............................       25             $300
         Shares issued to shareholders
           in reinvestment.......................       --               --
         Shares redeemed.......................         --               --
                                                        --               --

             Net increase........................       25             $300
                                                        ==             ====


                                                     Six Months Ended
                                                     October 31, 1998                       Year Ended
                                                        (unaudited)                       April 30, 1998*
                                                  Shares          Dollars            Shares             Dollars

Info-Tech and Communications
        Class A Shares

         Shares sold.............................   618,931      $11,321,737           124,204       $2,171,752
         Shares issued to shareholders
         in reinvestment.........................       --               --                --               --
         Shares redeemed.........................  (124,520)      (1,709,182)           (1,148)         (22,019)
                                                   ---------      -----------           -------         --------

         Net increase............................   494,411        9,612,555           123,056     $  2,149,733
                                                   ========        =========           =======      ============


                                                       For the Period
                                                     September 16, 1998
                                                     to October 31, 1998
                                                         (unaudited)
                                                    Shares         Dollars

Info-Tech and Communications
        Class B Shares

         Shares sold.............................    43,709       $  771,682
         Shares issued to shareholders
         in reinvestment.........................       --               --
         Shares redeemed.........................      (267)          (4,285)
                                                       -----          -------

         Net increase............................     43,441       $  767,397
                                                     ========       ==========





                                                     Six Months Ended
                                                     October 31, 1998                       Year Ended
                                                        (unaudited)                       April 30, 1998*
                                                       -------------                      ---------------
                                                   Shares           Dollars           Shares          Dollars
                                                ------------     -------------     ------------     --------------

Growth
        Class A Shares

         Shares sold.............................   29,624         $477,802            48,341         $756,356
         Shares issued to shareholders
         in reinvestment.........................      --               --                --               --
         Shares redeemed.........................  (15,986)        (270,815)             --                --
                                                    ------          -------     ---------------     --------------

         Net increase............................   13,638         $206,987            48,341         $756,356
                                                 ============    =============     ==============   ==============


                                                       For the Period
                                                     September 16, 1998
                                                     to October 31, 1998
                                                         (unaudited)
                                                    Shares          Dollars
Growth
        Class B Shares

         Shares sold.............................    937          $15,300
         Shares issued to shareholders
         in reinvestment.........................     --               --
         Shares redeemed.........................     --               --
                                                      --               --

         Net increase............................    937          $15,300
                                                     ===          =======


                                                     Six Months Ended
                                                     October 31, 1998                       Year Ended
                                                        (unaudited)                       April 30, 1998*
                                                   Shares           Dollars          Shares         Dollars
Asian High Yield
        Class A Shares

         Shares sold.............................  12,879         $128,772           528,380       $5,998,122
         Shares issued to shareholders
         in reinvestment.........................  10,566           98,148             2,010           21,381
         Shares redeemed.........................(245,560)      (2,113,540)         (187,417)      (2,107,829)
                                                  -------        ---------           -------        ---------

         Net increase (decrease)............     (222,115)     $(1,886,620)          342,973       $3,911,674
                                                  =======       ==========           =======       ==========


                                                       For the Period
                                                     September 16, 1998
                                                     to October 31, 1998
                                                         (unaudited)
                                                   Shares            Dollars
Asian High Yield
        Class B Shares

         Shares sold.............................     37             $308
         Shares issued to shareholders
         in reinvestment.........................     --               --
         Shares redeemed.........................     --               --
                                                      --               --

         Net increase..........................       37             $308
                                                      ==             ====

*The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund, October 22, 1997 for Growth Fund and October 20, 1997 for Asian High Yield Fund.

7.      Forward Currency Contracts

At October 31, 1998, The Strategic Natural Resources Fund had outstanding forward currency contracts, which contractually obligate the Fund to deliver currency at a specified date, as follows:


                                                      U.S. Cost          October 31, 1998          Unrealized
                                                   on Origination             U.S. $              Appreciation
Foreign Currency Purchase Contracts                     Date                   Value             (Depreciation)
-----------------------------------                    ------                 -------            --------------

AUD, expiring 11/4/98, (1 contract)              $      15,438           $      15,637           $         199
CAD, expiring 11/5/98-11/12/98,
  (2 contracts)                                        454,464                 453,659                    (805)
                                                                                                 --------------
                                                                                                         $(606)



                                                      U.S. Cost          October 31, 1998          Unrealized
                                                   on Origination             U.S. $              Appreciation
Foreign Currency Purchase Contracts                     Date                   Value             (Depreciation)
-----------------------------------                    ------                 -------             ------------
AUD, expiring 11/4/98, (1 contract)              $      15,738           $      15,637           $         101
CAD, expiring 11/5/98-11/12/98,
  (4 contracts)                                        452,002                 453,657                  (1,655)
                                                                                                 -------------
                                                                                                        (1,554)
Net Unrealized Depreciation                                                                      $      (2,160)
                                                                                                 ==============

8.      Beneficial Interest

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                                                                5% or Greater Shareholders
                                                  Number of Shareholders             % of Fund Held
                                               Class A          Class B          Class A         Class B

Strategic Natural Resources Fund                  1                1                24%            100%
Info-Tech & Communications Fund                   1                5                17%             53%
Growth Fund                                       5                1                73%             98%
Asian High Yield Fund                             5                3                34%            100%

There were no of affiliated shareholders as of October 31, 1998.

9.      Capital Loss Carryforward

At April 30, 1998, the Info-Tech Communications Fund had available for federal income tax purposes unused capital losses of $30,284, expiring in the Year 2006.

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended April 30, 1998, the following Funds have elected to defer losses occurring between November 1, 1997 and April 30, 1998 under these rules, as follows:

                                                         Capital       Currency
                                                         Losses        Losses
               Name of Fund                              Deferred      Deferred
               ------------                              --------      --------
         Strategic Natural Resources Fund.......        $269,461          $706
         Asian High Yield Fund..................         177,282           --
         Asian Select Advisors Fund.............           1,212           --

Such deferred losses will be treated as arising on the first day of the fiscal year ending April 30, 1999.

10.     Initial Capitalization and Offering of Shares

During the period from May 29, 1997 to the commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 for each Fund and the issuance of 1,333 shares for each of the Funds, with the exception of the Asian High Yield Fund which issued 1,667 shares. There were no additional transactions until commencement of investment operations for each of the Funds.

11.     Line of Credit

The Trust participated in a $10 million line of credit provided by Deutsche Bank AG, New York Branch (the "Bank") under a Credit Agreement (the "Agreement") dated February 17, 1998 . Under the Agreement, each Fund as a separate and distinct borrower may borrow up to a designated base commitment allocation specified in the Agreement, plus its pro rata portion of any unused commitment allocation of the other borrowers under the agreement. Interest is payable in respect to the unpaid principal amount depending on the type of loan designated by the borrower. The Funds are charged an annualized commitment fee computed at a rate equal to 0.10 of 1% on a annual basis of the daily average unutilized credit balance. The Agreement requires, among other provisions, that the aggregate outstanding principal amount of the loans made to each borrower under the Agreement shall not exceed the lesser of (i) 33 1/3% of the value of the total assets of the borrower less all liabilities and indebtedness not represented by senior securities; and (ii) any borrower limitations described for such borrowers in the Trust's prospectus.

During the six months ended October 31, 1998, only the Asian High Yield Fund had borrowings under the Agreement. The Asian High Yield Fund entered into a NIBOR based loan agreement on April 16, 1998 in the amount of $750,000, with an interest rate of 6.15625% (NIBOR rate plus 50 basis points). The expiration date of the loan was May 15, 1998. Effective July 24, 1998, the Trust terminated the Agreement with the Bank.

12.     Subsequent Events

The Trustees have approved by unanimous vote, the liquidation of the Asian High Yield Fund effective November 30, 1998.

                                      PROXY

                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Richard E. Stierwalt and M. Fyzul Khan, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the card below, all stock of the above Company held of record by the undersigned on April 9, 1999 at the Special Meeting of Stockholders to be held on June 22, 1999, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement/Prospectus dated May 28, 1999.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE MATTERS SPECIFIED IN THE PROPOSAL.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To vote by Telephone
1) Read the Proxy Statement/Prospectus and have the Proxy card below at hand. 2) Call 1-800-690-6903. 3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet
1) Read the Proxy Statement/Prospectus and have the Proxy card below at hand. 2) Go to Website www.proxyvote.com 3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                                      DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASM INDEX 30 FUND, INC.

     For address changes and/or comments, please check
     this box and write them on the back of the proxy card.   |_|

                                                               For   Against  Abstain

To approve the Reorganization and the Reorganization Agreement.|_|    |_|      |_|



--------------------------------------- -----------------       --------------------------------- -----------------

--------------------------------------- -----------------       --------------------------------- -----------------
Signature (PLEASE SIGN WITHIN BOX)    Date                        Signature (Joint Owners)              Date


                                  PART B


                       STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 28, 1999

                             ORBITEX GROUP OF FUNDS
                                 410 Park Avenue
                            New York, New York 10022
                                  (800) ORBITEX


                             ASM INDEX 30 FUND, INC.
                                 410 Park Avenue
                            New York, New York 10022
                                 (800) 333-4276




         This Statement of Additional  Information relating  specifically to the
Reorganization   consists  of  this  cover  page  and  the  following  described documents, each of which is incorporated herein by reference:

         1. The Registrant's Statement of Additional Information, as filed with the Securities and Exchange Commission on April 23, 1999 as part of the Preliminary Post-Effective Amendment to its Registration Statement on Form N-1A. Such Statement of Additional Information may obtained without charge by writing to or calling the Orbitex Group of Funds at the address or telephone number listed above.

         2. The Statement of Additional Information of ASM, as filed with the Securities and Exchange Commission on April 23, 1999 as part of the Preliminary Post-Effective Amendment to its Registration Statement on Form N-1A. Such Statement of Additional Information can be obtained without charge by writing to ASM Index 30 Fund, Inc., c/o Mutual Fund Services, P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017, or by calling 1-800-445-2763.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus, dated May 28, 1999, which has been filed by the Orbitex Group of Funds ("Orbitex') in connection with a Special Meeting of Stockholders of the ASM Index 30 Fund, Inc. ("ASM"), that has been called to vote on an Agreement and Plan of Reorganization, dated April 26, 1999, by and between Orbitex and ASM, and the transactions contemplated thereby. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Orbitex at the address listed above or by calling the toll free number listed above.

                                     PART C



                                OTHER INFORMATION

Item 15. Indemnification - Reference is made to Article VI of the Registrant's Amended Declaration of Trust previously filed in the Registration Statement on January 29, 1997 and to the subsection of the Proxy Statement/Prospectus entitled "Liability of Directors in Maryland and Trustees in Delaware" under the caption "Certain Comparative Information about Maryland funds and Delaware funds" in Part A of this Registration Statement.

                  The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision on the merits by a court or other body before whom the proceeding is brought that the Trustees or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is a reason to believe that the Trustee or officer will be found entitled to indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "193 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the
                  Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits - References are to Registrant's Post-Effective Amendment to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 23, 1999 (the "N-1A Registration Statement").

(1) Declaration of Trust of Orbitex Group of Funds (the "Trust"), dated December 13, 1996, previously filed in the Registrant's Registration Statement on January 29, 1997 is incorporated by reference into this Registration Statement.


(2) By-Laws of the Orbitex Group of Funds previously filed in the Registrant's Registration Statement on January 29, 1997 are incorporated by reference into this Registration Statement.

(3)               Not Applicable.

(4)                 Agreement and Plan of Reorganization,  dated April 26,
                    1999, by and between the Orbitex Group of Funds and ASM (included as Annex A to Registrant's Proxy Statement/Prospectus contained in Part A of this Registration Statement).

(5) (a) Declaration of Trust of Orbitex Group of Funds (the "Trust"), dated December 13, 1996, previously filed in the Registrant's Registration Statement on January 29, 1997 is incorporated by reference into this Registration Statement.

(5) (b)             By-Laws  of the  Orbitex  Group  of Funds  previously
                    filed in the Registrant's  Registration Statement on January
                    29,   1997  are   incorporated   by   reference   into  this
                    Registration Statement.


(6) (a) Investment Advisory Agreement, dated June 1, 1997, by and between the Orbitex Group of Funds and Orbitex Management, Inc. on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund and Orbitex Management, Inc. previously filed in the N-1A Registration Statement is incorporated by reference into this Regisration Statement.

(6) (b) Investment Advisory Agreement by and between the Orbitex Group of Funds and Orbitex Management, Inc. on behalf of the Orbitex Health & Biotechnology Fund and the Orbitex Prime Reserves Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Regisration Statement.

(6) (c) Investment Advisory Agreement, by and between the Orbitex Group of Funds and Orbitex Management, Inc. on behalf of the Orbitex Focus 30 Fund, as attached as Appendix C to Registrant's Proxy Statement/Prospectus contained in Part A of this Registration Statement.

(7) (a)             Distribution  Agreement,  dated  June 1,  1997,  between
                    the Orbitex Group of Funds and Funds Distributor, Inc. on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Regisration Statement.

(7) (b) Form of Distribution Sub-Agreement, previously filed in Pre-Effective Amendment No. 2 to the Registration Statement, dated September 26, 1997, is incorporated by reference into this Registration Statement.

(7) (c) Distribution Agreement on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Prime Reserves Fund and the Orbitex U.S. Focus 30 Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.


(8)                 Not Applicable.

(9) (a) Custodian Contract, dated May 14, 1997, by and between the Orbitex Group of Funds and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund previously filed in the N-1A Registraton Statement is incorporated by reference into this Regisration Statement.

(9) (b) Custodian Contract on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Prime Reserves Fund and the Orbitex U.S. Focus 30 Fund previously filed in the N-1A Registration Statement is incorporated reference into this Registration Statement.

(10) (a) Class A Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated June 1, 1997, and amended January 21, 1998, previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(10) (b) Class B Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated May 27, 1998, previously filed in Post-Effective Amendment No. 4 to the Registration Statement, dated August 19, 1998, is incorporated by reference into this Registration Statement.

(10) (c) Shareholder Services Plan and Shareholder Servicing Agreement (Non-Rule 12-1 Plan) approved May 27, 1998 previously filed in the Registrant's Post-Effective Amendment No. 4 to the Registration Statement, dated August 19, 1998, is incorporated by reference into this Registration Statement.

(11)                Opinion  and  Consent of Rogers & Wells  LLP,  counsel to
                    the  Registrant,   with  respect  to  the  legality  of  the
                    securities of the Orbitex Focus 30 Fund is filed herewith.

(12) Opinion and Consent of Rogers & Wells LLP with respect to tax matters is filed herewith.

(13) (a) Transfer Agency and Service Agreement, dated May 14, 1997, by and between the Orbitex Group of
                    Funds and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13) (b) Transfer Agency and Service Agreement on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Prime Reserves Fund and the Orbitex U.S. Focus 30 Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13) (c) Administration Agreement, dated May 14, 1997, by and between the Orbitex Group of Fund and State Street Bank and Trust Company on behalf of the Orbitex Growth Fund, the Orbitex Info-Tech & Communication Fund and the Orbitex Strategic natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13) (d)            Administration  Agreement  on behalf of the Orbitex
                    Health & Biotechnology Fund, the Orbitex Prime Reserves Fund and the Orbitex U.S. Focus 30 Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13) (e)            Form  of  Individual   Retirement  Account  Agreement
                    previously filed in the Registrant's Pre-Effective Amendment No. 2 to the Registration Statement, dated September 26, 1997, is incorporated by reference into the Registration Statement.

(14)                Consent of Independent Accountants,  dated August 18,
                    1998, previously filed in the Registrant's Post-Effective Amendment No. 4 to the Registration Statement, dated August 19, 1998, is incorporated by reference into the Registration Statement.

(15) (a) Financial Statements of the Registrant previously filed in the N-1A Registration Statement are incorporated by reference into this Registration Statement.

(15) (b) Financial Statements of ASM contained in its Post-Effective Amendment to its Registration Statement on Form N-1A, dated April 23, 1999, are incorporated by reference into the Registration Statement.

(16) Power of Attorney, dated March 28, 1999, contained in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

Item 17.            Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As  required  by  the  Securities   Act  of  1933,  as  amended,   this
Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 19 day of May, 1999.

                                                 ORBITEX GROUP OF FUNDS

                                              By:/S/ Richard E. Stierwalt
                                                 -------------------------------
                                                 Richard E. Stierwalt
                                                 Trustee and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                                Title                                  Date

/s/Otto J. Felber*                                      Trustee                             May 19, 1999
---------------------------------------
Otto J. Felber

                                                  Trustee, President,                       May 19, 1999
                                                 Assistant Treasurer &
/s/ James L. Nelson*                              Assistant Secretary
---------------------------------------
James L. Nelson

/s/ M. Fyzul Khan
---------------------------------------                Secretary                            May 19, 1999
M. Fyzul Khan
/s/ Kimberly Ratz
---------------------------------------                Treasurer                            May 19, 1999
Kimberly Ratz

/s/Ronald Altbach*                                      Trustee                             May 19, 1999
---------------------------------------
Ronald Altbach

/s/Thomas Bachmann*                                     Trustee                             May 19, 1999
---------------------------------------
Thomas Bachmann

                                                 Trustee and Assistant                      May 19, 1999
/s/ Richard E. Stierwalt                               Secretary
----------------------------------------
Richard E. Stierwalt


/s/John D. Morgan*                                      Trustee                             May 19, 1999
----------------------------------------
John D. Morgan

/s/Stephen H. Hamrick*                                  Trustee                             May 19, 1999
----------------------------------------
Stephen H. Hamrick

*  By:
     -------------------------------------
        Richard E. Stierwalt, Attorney -in-Fact


                                  EXHIBIT LIST


Exhibit 1 Opinion and Consent of Rogers & Wells LLP, counsel to the Registrant, with respect to the legality of the securities of the Orbitex Group of Funds.

Exhibit 2 Opinion and Consent of Rogers & Wells LLP with respect to tax matters.